--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               SECTOR SERIES INC.
                             FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2000






                                 [LOGO OMITTED]
                                  Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                       [Graphic] Research Series

ANNUAL REPORT o OCTOBER 31, 2000

SMITH BARNEY FINANCIAL
SERVICES FUND

CITIBANK GLOBAL ASSET
MANAGEMENT

Citibank, N.A., through its Citibank Global Asset Management division, is the subadviser to the Fund. Comprised of a seasoned group of investment and research professionals, the Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in providing financial services to consumers and industry. These companies may include, for example, commercial banks, savings and loan associations, broker-dealers, investment banks, investment advisers, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000

            CLASS A    CLASS B    CLASS L
--------------------------------------------------------------------------------
NASDAQ      N/A        SBFBX      SFSLX
--------------------------------------------------------------------------------
Inception   2/28/00    2/28/00    2/28/00
--------------------------------------------------------------------------------


SMITH BARNEY FINANCIAL SERVICES FUND*
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

                                WITHOUT SALES CHARGES(1)

                               Class A    Class B     Class L
--------------------------------------------------------------------------------
Since Inception
(February 28, 2000)**           39.39%     38.68%     38.68%
--------------------------------------------------------------------------------

                          WITH SALES CHARGES(2)

                               Class A    Class B    Class L
--------------------------------------------------------------------------------
Since Inception
(February 28, 2000)**           32.42%     33.68%     36.30%
--------------------------------------------------------------------------------

* Since the Fund focuses its investments on companies involved in financial services, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**   Not Annualized.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

--------------------------------------------------------------------------------

WHAT'S INSIDE

Your Investment in the Smith Barney

Financial Services Fund ............................   1
A Letter from the Chairman .........................   2
Fund at a Glance ...................................   3
Shareholder Letter .................................   4
Schedule of Investments ............................   8
Statement of Assets and Liabilities ................  11
Statement of Operations ............................  12
Statement of Changes in Net Assets .................  13
Notes to Financial Statements ......................  14
Financial Highlights ...............................  17
Independent Auditors` Report .......................  20


                                 [LOGO OMITTED]
                                  Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           YOUR INVESTMENT IN THE SMITH BARNEY FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Led by Citibank N.A. through its Citibank Global Asset Management ("CGAM") division, the Fund offers investors the opportunity to participate in the long-term growth potential of the financial services industry. The Fund's management team is comprised of a seasoned group of investment and research professionals who follow a systematic and rigorous approach designed to provide appropriate exposure to each market sector.



[GRAPHIC]      FINANCIAL SERVICES--A DYNAMIC MARKET SECTOR

               Changing demographic trends--coupled with recent economic growth in the U.S.--has led to higher demand for financial services. This increased demand, combined with industry consolidation, evolving distribution channels and industry deregulation, may offer exciting investment opportunities in financial services.

[GRAPHIC]      DIVERSIFICATION IN A TARGETED SECTOR*

               An investment in the Fund offers investors a way to invest in the broad range of financial service companies both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries such as commercial banks, real estate and insurance among others.

[GRAPHIC]      THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
               THE RESEARCH SERIES

               The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of Citibank Global Asset Management. This series of funds focus on well-defined industries, sectors and trends.

[GRAPHIC]      A COMMITMENT TO MANAGING YOUR SERIOUS MONEY

               SSB Citi Asset Management Group ("SSB Citi"), the investment management division of Citigroup comprises Smith Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset Management, each an organization with extensive investment capabilities.

               SSB Citi, as a member of one of the largest financial services providers in the world, offers you the benefits of our global capabilities. At SSB Citi, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

*Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries.



   1 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                           A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Asset Management Group ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,(1) SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

A FEW THOUGHTS ON SECTOR INVESTING

Over the past few years, we have seen how profoundly the advancements made in sectors such as technology and telecommunications have transformed our daily lives. Computer applications, wireless communications and biotechnological discoveries have created new investment opportunities and have also transformed the financial services industry. The new and developing sectors of the economy that are involved in bringing these products, services and technologies to life may offer exceptional growth potential, and many investors should consider having a portion of their investment portfolios in them.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as financial services, will perform better than the others over time. The team of experienced professionals at Citibank N.A. thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, CGAM seeks to offer you an opportunity to participate in those companies that it believes are best-positioned in their respective industries.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of short-term volatility. We think you need to maintain a long-term investment horizon and remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,



/s/ Heath B. McLendon
------------------------

Heath B. McLendon
Chairman


November 6, 2000


-----------
(1) AS OF OCTOBER 31, 2000. THIS FIGURE REPRESENTS RETAIL, INSTITUTIONAL, MONEY AND SEPARATE ACCOUNTS.



   2 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN THE
SMITH BARNEY FINANCIAL SERVICES FUND VS. GOLDMAN SACHS FINANCIALS INDEX
--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

       FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) -- OCTOBER 31, 2000

                                     Class A          GOLDMAN
                     2/28/00             9500           10000
                     2/29/00          9516.67           10000
                     3/31/00          11108.3           11759
                     4/28/00            10725         11348.6
                     5/31/00          11358.3         11992.1
                     6/30/00          10741.7         11330.1
                     7/31/00          11641.7         12353.2
                     8/31/00          12758.3         13545.3
                     9/30/00          13266.7         14005.8
                     10/31/00         13241.7         13914.8

A $10,000 investment in the Fund made on February 28, 2000 would have grown to $13,242 with sales charge (as of October 31, 2000). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Financials Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

 1. AMERICAN INTERNATIONAL GROUP ...................   4.9%

 2. WELLS FARGO & CO. ..............................   4.8

 3. BANK AMERICA CORP. .............................   4.2

 4. BERKSHIRE HATHAWAY INC. ........................   4.1

 5. AMERICAN EXPRESS CO. ...........................   4.0

 6. FEDERAL NATIONAL MORTGAGE ASSOCIATION ..........   3.7

 7. MORGAN STANLEY DEAN WITTER .....................   3.6

 8. FEDERAL HOME LOAN MORTGAGE CORP. ...............   2.8

 9. CHASE MANHATTAN CORP. ..........................   2.6

10. MERRILL LYNCH & CO. INC. .......................   2.4

* As a percentage of total investments.



--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

       [The following table represents a pie chart in the printed piece.]

 1.1% Consumer Services
 0.7% Discount Note
 2.1% Savings & Loans
 2.6% Real Estate
13.9% Brokers & Investment Managers
17.0% Financials Companies & Services
25.5% Insurance
37.1% Banks



   3 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Sector Series Inc.--Smith Barney Financial Services Fund ("Fund") for the period from February 28, 2000 through October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 10 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE AND FINANCIAL SERVICES SECTOR UPDATE

Since the Fund's inception on February 28, 2000 through October 31, 2000, the Fund's Class A, shares, without and with sales charges returned 39.39% and 32.42%, respectively. In comparison, the Goldman Sachs Financials Index(1) returned 39.15% for the same time period. Past performance is not indicative of future results.

SECTOR INVESTING--THE CGAM PROCESS

Our approach to sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

Our management team is made up of a group of high-quality, seasoned, investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in our global quest to identify and participate in what we deem attractive investment opportunities.

                          A THREE-STEP RESEARCH PROCESS
              -----------         ------------        ----------------
              FUNDAMENTAL  ----   QUANTITATIVE  ----  ACTIVE PORTFOLIO
              RESEARCH            RESEARCH            MANAGEMENT
              -----------         ------------        ----------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)

Our fundamental, proprietary research can add value to active portfolio management by providing timely and unbiased information to their decision-making processes. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

o Superior products or services

o Outstanding managements


----------
(1) THE GOLDMAN SACHS FINANCIALS INDEX IS COMPRISED OF COMPANIES IN THE BANKING SERVICES, BROKERAGE, ASSET MANAGEMENT, INSURANCE AND REAL ESTATE INDUSTRIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

   4 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

o Solid balance sheets

o Market leadership

o Leading innovation

In our opinion, these are the companies' strengths that can potentially create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

--------------------------------------------------------------------------------
 WHILE THE NUMBER OF U.S. BANKING ORGANIZATIONS FELL BY ALMOST 30% BETWEEN 1988 AND 1997, ASSETS HELD BY INDUSTRY LEADERS HAVE CONSISTENTLY INCREASED, WHICH MAY
      GIVE THESE WELL-POSITIONED COMPANIES ADDED PROFITS AND EFFICIENCIES.

           SOURCE: REPORTS OF INCOME AND CONDITION AND NIC, 1988-1997,
            FDIC HISTORICAL STATISTICS ON BANKING, AND MEYER, 1988.
--------------------------------------------------------------------------------

THE CGAM RESEARCH PROCESS DEFINED

We look to differentiate ourself from the traditional approach to investment management in a number of ways that we can add value to our clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our formidable global reach and local expertise enable us to nurture research teams with direct access to the regions and industries where they do business. Our research organization is centered on a team approach to stock research and selection by covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion to reach a prudent consensus.

Each stock analyst builds intensive, detailed company models from the ground up that seek to anticipate a particular company's future financial performance. These models are based on the company's competitive position within the industry, quality of product offerings, costs and risks. These intensive models detail the analyst's assumptions for potential profitability for the company going forward and provide some of the necessary information to forecast company fundamentals and make stock recommendations. Our research team looks to ensure consistency in industry and accounting assumptions and that in turn can allow for better comparisons of earnings forecasts.

A common valuation framework--based on the Dividend Discount Model ("DDM") allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.



   5 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

We believe this is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in their view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors such as earnings surprises to come up with an investment rating on a company's stock.


--------------------------------------------------------------------------------
 ECONOMISTS ESTIMATE THAT THE LARGEST PERIOD OF WEALTH TRANSFER IN HISTORY WILL
        OCCUR AS AMERICANS TRANSFER $41 TRILLION OVER THE NEXT 55 YEARS.

               SOURCE: HAVENS AND SCHERVISH, BOSTON COLLEGE, 1999
--------------------------------------------------------------------------------

FINANCIAL SERVICES SECTOR UPDATE

The financial service sector experienced high levels of volatility due to concerns regarding the state of capital markets worldwide, telecommunications debt and the slowing growth of the U.S. economy during the period. However, more recently, the performance of the sector improved as investors realized that some of the fears were overdone. Third quarter results from U.S. banks highlighted some credit quality concerns but they were largely restricted to syndicated lending. Banks which have limited exposure to syndicated lending and which have been executing as per plan on their acquisitions are being rewarded by investors. Brokerage stocks had a rough ride on concerns about slowing capital markets activity and on their holding of telecom debt, but they are still outperforming the sector year to date. U.S. insurers have generally reported strong numbers, on the back of firmer pricing in property and casualty, and solid domestic and international sales in the life and annuity group.

The financial services sector has also been largely characterized by increased mergers and acquisition activity during the period. The recent blockbuster deals between Credit Suisse First Boston and Donaldson, Lufkin & Jenrette, Union Bank of Switzerland and PaineWebber, and between Chase Manhattan Bank and J.P. Morgan continue the pattern of rapid consolidation that has radically altered the financial services industry in recent years.

Other deals that have shaped the sector include the FleetBoston-Summit merger, the Firstar-US Bancorp merger, and the Danske-RealDanmark merger. These acquisitions reinforce our belief that the financial services industry may continue to consolidate globally over the near term.

The Fund remains diversified within the financial services sector as it looks to own a number of stocks in the many industries that make up the sector, most notably, banks, insurance, diversified financial companies and real estate investment trusts. Within the sector, the Fund is slightly overweight (relative to the benchmark) in life insurer American General and Federal Home Loan Mortgage Corporation ("Freddie Mac"), while underweight property and casualty insurers, securities firms, asset management firms and real estate investment trusts ("REITs").

Although the Fund is underweight in securities firms, we maintain a positive outlook on Knight Trading, the largest independent securities market maker. With the recent consolidations in this area, we believe Knight Trading is well-positioned to either be acquired at a premium--since they are a top-notch firm with great systems and execution capabilities--or to continue to earn superior returns due to their technology infrastructure investments. (Of course, no guarantees can be given that our expectations will be met.)


   6 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 EACH CGAM ANALYST BUILDS INTENSIVE, DETAILED COMPANY MODELS FROM THE GROUND UP
  THAT SEEK TO ANTICIPATE A PARTICULAR COMPANY'S FUTURE FINANCIAL PERFORMANCE.
--------------------------------------------------------------------------------

Although we look to identify those companies held in the Fund through bottom-up research and stock selection, our overall industry mix is consistent with the top-down strategic industry themes (demographics, consolidation and technological innovation) which we use for estimate forecasting and rating formulation. Since the financial services industry is dynamic, we carefully monitor the Fund's holdings to reflect any changes that may have an impact on performance.

EXPERIENCED SECTOR FUND PORTFOLIO MANAGEMENT

The management of the Fund is driven by our analyst recommendations, long-term earnings and earnings momentum, which form the basis of expected future returns within any given sector. These expected returns, coupled with detailed risk forecasts, determine what holdings will be selected. In building and maintaining the Fund's portfolio, we look to avoid a high risk-to-return on its investments, and carefully monitor sector performance, constantly looking for any material changes and/or developments.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Financial Services Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

The Investment Team at
Citibank N.A.

NOVEMBER 7, 2000


   7 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2000
--------------------------------------------------------------------------------

     SHARES                         SECURITY                              VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.3%

BANKS -- 37.1%
         26,790     Amsouth Bancorp                                   $  373,386
         12,649     BB&T Corp.                                           403,187
         64,585     Bank of America Corp.                              3,104,117
         12,578     Bank of Montreal                                     583,305
         26,436     Bank of New York                                   1,521,722
         41,667     Bank One Corp.                                     1,520,845
         17,202     Canadian Imperial Bank                               546,163
         42,785     Chase Manhattan Corp.                              1,946,717
          7,047     Comerica                                             425,022
         42,632     First Union Corp.                                  1,292,282
         39,400     Firstar Corp.                                        775,687
         15,297     Fleet Boston Financial Corp.                         581,286
         25,840     Huntington Bancshares Inc.                           371,450
          6,579     J.P. Morgan & Co. Inc.                             1,088,824
         16,510     KeyCorp                                              407,591
          7,160     M & T Bank Corp.                                     359,432
          8,225     Marshall & Ilsley Corp.                              372,695
         19,519     Mellon Financial Corp.                               941,792
         23,482     National City Corp.                                  501,928
          7,824     Northern Trust Corp.                                 667,974
          8,852     PNC Financial Services Group                         591,977
         16,509     Regions Financial Corp.                              388,993
         27,290     Royal Bank of Canada                                 863,046
         11,749     Southtrust Corp.                                     380,374
          5,100     State Street Corp.                                   636,174
         26,680     Suntrust Banks Inc.                                1,302,318
         24,161     Synovus Financial Corp.                              520,972
         22,781     Toronto Dominion Bank                                627,901
         18,083     Unionbancal Corp.                                    379,743
         76,694     Wells Fargo & Co.                                  3,551,891
          6,863     Zions Bancorp                                        394,194
--------------------------------------------------------------------------------
                                                                      27,422,988
--------------------------------------------------------------------------------
BROKERS & INVESTMENT MANAGERS -- 13.9%
          6,163     Bear Stearns Companies Inc.                          373,632
         45,774     Charles Schwab Corp.                               1,607,812
          9,889     Franklin Resources Inc.                              423,645
         15,757     Goldman Sachs Group Inc.                           1,572,746
         18,773     Knight Trimark Group Inc. (a)                        562,017
          8,262     Lehman Brothers Holdings Inc.                        532,899
         25,290     Merrill Lynch & Co. Inc.                           1,770,300
         33,206     Morgan Stanley Dean Witter & Co.                   2,666,857
          8,413     Price, T. Rowe & Associates Inc.                     393,834
         22,084     TD Waterhouse Group Inc. (a)                         365,766
--------------------------------------------------------------------------------
                                                                      10,269,508
--------------------------------------------------------------------------------

CONSUMER SERVICES -- 1.1%
         10,420     H&R Block Inc.                                       371,864
          7,920     U.S.A. Education Inc.                                442,530
--------------------------------------------------------------------------------
                                                                         814,394
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

   8 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

     SHARES                         SECURITY                              VALUE
--------------------------------------------------------------------------------
FINANCIAL COMPANIES & SERVICES -- 17.0%

         17,117     Axa Financial Inc.                               $   925,388
         49,647     American Express Co.                               2,978,820
         24,857     Associates First Capital Corp.                       922,816
          6,717     Capital One Financial Corp.                          424,011
         34,891     Federal Home Loan Mortgage Corp.                   2,093,460
         35,213     Federal National Mortgage Association              2,711,401
         16,970     Household International Inc.                         853,803
         29,294     MBNA Corp.                                         1,100,356
          5,461     Providian Financial Corp.                            567,944
--------------------------------------------------------------------------------
                                                                      12,577,999
--------------------------------------------------------------------------------
INSURANCE -- 25.5%
          9,390     Aflac Inc.                                           686,057
         24,148     Allstate Corp.                                       971,957
         18,783     American General Corp.                             1,512,031
         36,738     American International Group                       3,600,324
         11,285     Aon Corp.                                            467,622
             48     Berkshire Hathaway Inc., Cl. A (a)                 3,057,600
          4,561     Cigna Corp.                                          556,214
          9,736     Cincinnati Financial Corp.                           357,798
          8,096     Hartford Financial Services Group                    602,646
          5,597     Jefferson Pilot Corp.                                384,794
         21,604     Lincoln National Corp.                             1,045,093
         14,187     Loews Corp.                                        1,290,130
          5,121     MBIA Inc.                                            372,233
          6,594     MGIC Investment Corp.                                449,216
          9,708     Marsh & McLennan Companies Inc.                    1,269,321
         16,302     Protective Life Corp.                                376,984
          9,560     St. Paul Companies Inc.                              489,950
         24,849     Unumprovident Corp.                                  701,984
          8,465     XL Capital Ltd.                                      650,747
--------------------------------------------------------------------------------
                                                                      18,842,701
--------------------------------------------------------------------------------
REAL ESTATE -- 2.6%
         16,153     Archstone Communities Trust                          380,605
         11,915     Equity Office Properties Trust                       358,939
         37,263     Prologis Trust                                       782,523
         13,357     Starwood Hotels and Resorts                          395,701
--------------------------------------------------------------------------------
                                                                       1,917,768
--------------------------------------------------------------------------------
SAVINGS & LOAN -- 2.1%
         10,160     Golden West Financial Corp.                          569,595
         21,545     Washington Mutual Inc.                               947,980
--------------------------------------------------------------------------------
                                                                       1,517,575
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Identified Cost-- $62,469,866)                   73,362,933
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

   9 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2000
--------------------------------------------------------------------------------
      FACE
     AMOUNT                         SECURITY                              VALUE
--------------------------------------------------------------------------------
DISCOUNT NOTE -- 0.7%
     $ 492,000      Student Loan Marketing Discount Note
                      6.45% due 11/01/00
                      (Identified Cost-- $492,000)                   $   492,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Identified Cost-- $62,961,866)*                 $73,854,933
================================================================================
(a) NON-INCOME PRODUCING SECURITY.
 *  AGGREGATE COST FOR FEDERAL INCOME TAXES IS SUBSTANTIALLY THE SAME.





                       SEE NOTES TO FINANCIAL STATEMENTS.

  10 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost  $62,961,866)                       $73,854,933
     Cash                                                                    238
     Receivable for securities sold                                    6,548,350
     Receivable for fund shares sold                                     378,605
     Dividends and interest receivable                                    74,769
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                     80,856,895
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                  6,839,347
     Distribution fees payable                                            49,896
     Management fees payable                                               4,507
     Payable for Fund shares repurchased                                     100
     Accrued expenses and other liabilities                              127,746
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 7,021,596
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $73,835,299
================================================================================
NET ASSETS:
     Par value of capital shares                                     $     4,666
     Capital paid in excess of par value                              60,482,287
     Undistributed net investment income                                  87,112
     Accumulated net realized gain from security transactions          2,373,977
     Net unrealized appreciation of investments                       10,887,257
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $73,835,299
================================================================================

SHARES OUTSTANDING:
     Class A                                                             898,679
     ---------------------------------------------------------------------------
     Class B                                                           1,815,227
     ---------------------------------------------------------------------------
     Class L                                                           1,952,207
     ---------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                       $15.89
     ---------------------------------------------------------------------------
     Class B *                                                            $15.81
     ---------------------------------------------------------------------------
     Class L **                                                           $15.81
     ---------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of
       net asset value per share)                                         $16.73
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of
       net asset value per share)                                         $15.97
================================================================================
  * REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

 ** REDEMPTION  PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES
    ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

  11 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 2000

INVESTMENT INCOME:
     Dividends                                                      $   670,403
     Interest                                                            41,152
     Less: Foreign withholding tax                                       (5,838)
-------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            705,717
-------------------------------------------------------------------------------

EXPENSES:
     Distribution fees(Note 2)                                          276,571
     Management fees (Note 2)                                           260,242
     Custody fees                                                       170,543
     Shareholder communications                                          39,237
     Legal fees                                                          34,871
     Registration fees                                                   21,642
     Audit fees                                                          17,667
     Directors' fees                                                      7,727
     Other                                                               38,306
-------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     866,806
     Less: Aggregate amount waived by the Manager (Note 2)             (179,543)
-------------------------------------------------------------------------------
     NET EXPENSE                                                        687,263
-------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    18,454
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From:
        Security transactions (excluding short-term securities)       2,373,977
-------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                         10,887,257
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              13,261,234
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $13,279,688
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

  12 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 2000

OPERATIONS:
     Net investment income                                          $    18,454
     Net realized gain                                                2,373,977
     Increase in net unrealized appreciation                         10,887,257
-------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                          13,279,688
-------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                67,499,965
     Net asset value of shares issued for reinvestment of dividends          --
     Cost of shares reacquired                                       (6,944,354)
-------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS             60,555,611
-------------------------------------------------------------------------------

INCREASE IN NET ASSETS                                               73,835,299

NET ASSETS:
     Beginning of period                                                     --
-------------------------------------------------------------------------------
     END OF PERIOD*                                                 $73,835,299
===============================================================================
* Includes undistributed net investment income of:                  $    87,112
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

  13 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Financial Services Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund, Smith Barney Global Media & Telecommunications Fund and Smith Barney Global Technology Fund. On February 28, 2000, the Fund commenced of operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence: (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Funds' capital accounts to reflect permanent book/tax difference and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $68,658 from paid in capital to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


  14 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


2.   Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SSBC has delegated the daily management of the Portfolio to Citibank N.A., (the
"SubAdviser"), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $260,242, of which $179,543 was waived for the period ended October 31, 2000.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended October 31, 2000, the Fund paid transfer agent fees of $22,796 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2000, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
================================================================================
CDSCs                      $   1,000      $16,000      $ 13,000
--------------------------------------------------------------------------------
Sales Charges                219,000       68,000       262,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended October 31, 2000, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
================================================================================
Distribution Plan Fees       $16,244      $126,651     $133,676
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the period ended October 31, 2000,  the  aggregate  cost of purchases and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

================================================================================
Purchases                                                           $72,397,162
--------------------------------------------------------------------------------
Sales                                                               $12,301,238
================================================================================

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $11,811,518
Gross unrealized depreciation                                          (918,451)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $10,893,067
================================================================================

  15 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


5. Concentration of Risk

The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


6. Capital Shares

At October 31, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each class:

                             CLASS A      CLASS B      CLASS L
================================================================================
Total Paid-in Capital    $11,621,388   $23,464,394  $25,469,829
================================================================================


Transactions in shares of each class were as follows:

                                                       FEBRUARY 28, 2000
                                                 (COMMENCEMENT OF OPERATIONS)
                                                      TO OCTOBER 31, 2000
                                              ----------------------------------
                                               SHARES                 AMOUNT
================================================================================
CLASS A
Shares sold                                   1,080,686            $ 14,251,729
Shares issued on reinvestment                        --                      --
Shares reacquired                              (182,007)             (2,630,341)
--------------------------------------------------------------------------------
Net Increase                                    898,679            $ 11,621,388
================================================================================
CLASS B
Shares sold                                   1,940,132            $ 25,240,302
Shares issued on reinvestment                        --                      --
Shares reacquired                              (124,905)             (1,775,908)
--------------------------------------------------------------------------------
Net Increase                                  1,815,227            $ 23,464,394
================================================================================
CLASS L
Shares sold                                   2,129,426            $ 28,007,934
Shares issued on reinvestment
Shares reacquired                              (177,219)             (2,538,105)
--------------------------------------------------------------------------------
Net Increase                                  1,952,207            $ 25,469,829
================================================================================


  16 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK, FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS A SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                                    0.05
   Net realized and unrealized gain                         4.44
--------------------------------------------------------------------------------
Total Income From Operations                                4.49
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                     --
   Net realized gain                                         --
--------------------------------------------------------------------------------
Total Distributions                                          --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $15.89
--------------------------------------------------------------------------------
TOTAL RETURN                                              39.39%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                        $14,276
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                               1.51%+
   Net investment income                                  0.69%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     26%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES,
      THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
      FOLLOWS:

      Net investment income per share                    $0.05
      RATIOS:
      Expenses to average net assets                      2.06%+
      Net investment income to average net assets         0.14%+
================================================================================
    + ANNUALIZED.
   ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE
      TOTAL RETURN FOR THE YEAR.




                       SEE NOTES TO FINANCIAL STATEMENTS.

  17 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK, FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS B SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                   (0.01)
   Net realized and unrealized gain                       4.42
--------------------------------------------------------------------------------
Total Income From Operations                              4.41
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    --
   Net realized gain                                        --
--------------------------------------------------------------------------------
Total Distributions                                         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $15.81
--------------------------------------------------------------------------------
TOTAL RETURN                                             38.68%++
NET ASSETS, END OF PERIOD (000S)                       $28,696
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                               2.26%+
   Net investment loss                                   (0.07)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     26%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,
      THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
      FOLLOWS:

      Net investment loss per share                     $(0.06)
      RATIOS:
      Expenses to average net assets                      2.81%+
      Net investment loss to average net assets          (0.62)%+
================================================================================
  + ANNUALIZED.
 ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
    RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

  18 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK, FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS L SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                   (0.01)
   Net realized and unrealized gain                       4.42
--------------------------------------------------------------------------------
Total Income From Operations                              4.41
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    --
   Net realized gain                                        --
--------------------------------------------------------------------------------
Total Distributions                                         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $15.81
--------------------------------------------------------------------------------
TOTAL RETURN                                             38.68%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                       $30,863
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                               2.26%+
   Net investment loss                                   (0.08)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     26%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,
      THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
      FOLLOWS:

      Net investment loss per share                     $(0.07)
      RATIOS:
      Expenses to average net assets                      2.81%+
      Net investment loss to average net assets          (0.63)%+
================================================================================
 + ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.



                       SEE NOTES TO FINANCIAL STATEMENTS.

  19 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS` REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTORS SERIES INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Financial Services Fund of Smith Barney Sectors Series Inc. as of October 31, 2000, the related statements of operations, changes in net assets and financial highlights for the period February 28, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Financial Services Fund of Smith Barney Sectors Series Inc. as of October 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period February 28, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP
------------

New York, New York
December 11, 2000




  20 SMITH BARNEY FINANCIAL SERVICES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus

    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary



    INVESTMENT MANAGER
    SSB Citi Fund Management LLC

    INVESTMENT SUBADVISER
    Citibank, N.A.

    DISTRIBUTORS
    Salomon Smith Barney, Inc.
    PFS Distributors Inc.

    CUSTODIAN
    State Street Bank & Trust Co.

    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

SMITH BARNEY FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Financial Services Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY FINANCIAL SERVICES FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds



[SALOMON SMITH BARNEY LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02127 12/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.

                              HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2000



[LOGO OMITTED]   SMITH BARNEY MUTUAL FUNDS
                 YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)


--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[GRAPHIC] Research Series

Annual Report o October 31, 2000

SMITH BARNEY HEALTH SCIENCES FUND

CITIBANK GLOBAL ASSET MANAGEMENT

Citibank, N.A., through its Citibank Global Asset Management division is the subadviser to the Fund. Comprised of a seasoned group of investment and research professionals, the Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in the design, manufacturing, or sale of products or services used for or in connection with health care or medicine.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000

               CLASS A     CLASS B    CLASS L
--------------------------------------------------------------------------------
NASDAQ         N/A         SBHBX      SBHLX
--------------------------------------------------------------------------------
INCEPTION      2/28/00     2/28/00    2/28/00
--------------------------------------------------------------------------------


SMITH BARNEY HEALTH SCIENCES FUND*
TOTAL RETURNS AS OF OCTOBER 31, 2000

                                 WITHOUT SALES CHARGES(1)

                               Class A    Class B    Class L
--------------------------------------------------------------------------------
Since Inception
(February 28, 2000)**           27.11%     26.49%    26.49%
--------------------------------------------------------------------------------

                                  WITH SALES CHARGES(2)

                               Class A    Class B    Class L
--------------------------------------------------------------------------------
Since Inception
(February 28, 2000)**           20.75%     21.49%    24.23%
--------------------------------------------------------------------------------


* Since the Fund focuses its investments on companies involved in the health sciences, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**   Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

WHAT'S INSIDE

Your Investment in the Smith Barney
Health Sciences Fund ..................................1
Letter from the Chairman ..............................2
Fund at a Glance ......................................3
Shareholder Letter ....................................4
Schedule of Investments ...............................8
Statement of Assets and Liabilities ..................10
Statement of Operations ..............................11
Statement of Changes in Net Assets ...................12
Notes to Financial Statements ........................13
Financial Highlights .................................16
Independent Auditors' Report .........................19

[LOGO OMITTED]  SMITH BARNEY MUTUAL FUNDS
                YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            YOUR INVESTMENT IN THE SMITH BARNEY HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

Led by Citibank N.A. through its Global Asset Management ("CGAM") division the Fund offers investors the opportunity to participate in the long-term growth potential of the health sciences industry. The Fund's management team is comprised of a seasoned group of investment and research professionals who follow a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

[GRAPHIC OMITTED]
   POPULATION CHANGES CAUSING DEMAND TO RISE

   Americans are living longer than ever before, and because spending on healthcare typically increases with age, the demand for health services and products is expected to rise. Offering investors a convenient way to participate in the potential growth of this sector, CGAM carefully monitors new trends and shifting demands related to healthcare.

[GRAPHIC OMITTED]
   DIVERSIFICATION IN A TARGETED SECTOR*

   An investment in the Fund offers investors a way to invest in a broad range of companies in the health sciences sector. The Fund's investments may include companies in a wide range of industries such as biotechnology, pharmaceuticals and managed healthcare.

[GRAPHIC OMITTED]
   THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--THE RESEARCH
   SERIES

   The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of CGAM. This series of funds focus on potential opportunities from well-defined industries, sectors and trends.

[GRAPHIC OMITTED]
   A COMMITMENT TO MANAGING YOUR SERIOUS MONEY

   SSB Citi Asset Management Group ("SSB Citi"), the investment management division of Citigroup, comprises Smith Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset Management, each an organization with extensive investment capabilities.

   SSB Citi, as a member of one of the largest financial services providers in the world, offers you the benefits of our unparalleled global capabilities.

   At SSB Citi, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

*Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program, and the value of its shares may fluctuate more than shares invested in a broader range of industries.

    1 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Asset Management Group ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,(1) SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

A FEW THOUGHTS ON SECTOR INVESTING

Over the past few years, we have seen how profoundly the advancements made in the healthcare sector have transformed our daily lives. Many companies in this sector may offer exceptional growth potential and many investors should consider having a portion of their investment portfolios in them.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as healthcare, will perform better than the others over time. The team of experienced professionals at Citibank N.A. thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, CGAM seeks to offer you an opportunity to participate in those companies that it believes are best-positioned in their respective industries.

[PHOTO OMITTED]
HEATH B. MCLENDON
CHAIRMAN

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of short-term volatility. We think you need to maintain a long-term investment horizon and remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon
---------------------

Heath B. McLendon
Chairman

NOVEMBER 6, 2000




--------------------
(1) AS OF OCTOBER 31, 2000. THIS FIGURE REPRESENTS RETAIL, INSTITUTIONAL, MONEY AND SEPARATE ACCOUNTS.


    2 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY HEALTH SCIENCES FUND VS. GOLDMAN SACHS HEALTHCARE INDEX
--------------------------------------------------------------------------------
       FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) -- OCTOBER 31, 2000

[Table below represents line chart in printed piece]

                                Class A       Healthcare Index*
                   2/28/00         9500                  10000
                                   9550                  10000
                   3/31/00         9450                   9932
                   4/28/00         9825                  10376
                   5/31/00        10225                10781.7
                   6/30/00      11391.7                11954.7
                   7/31/00      11016.7                11550.6
                   8/31/00        11375                11967.6
                   9/39/00      11858.3                12495.4
                   10/30/00       12075                12796.5


A $10,000 investment in the Fund made on February 28, 2000 would have grown to $12,075 with sales charge (as of October 31, 2000). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The  Goldman  Sachs  Healthcare  Index is  comprised  of health  care  service companies, including long-term care and hospital facilities, health care management organizations and continuing care services and pharmaceutical companies. Please note that an investor cannot invest directly in an index.

              TOP TEN COMMON STOCK HOLDINGS*


 1. MERCK & CO., INC. ................................ 7.2%

 2. ELI LILLY & CO. .................................. 7.2

 3. PFIZER, INC. ..................................... 6.6

 4. JOHNSON & JOHNSON, INC. .......................... 6.1

 5. AMERICAN HOME PRODUCTS CORP. ..................... 5.4

 6. ABBOTT LABS ...................................... 5.4

 7. BRYSTOL MYERS-SQUIBB CO. ......................... 5.3

 8. MEDTRONIC, INC. .................................. 4.9

 9. SCHERING-PLOUGH CORP. ............................ 4.0

10. PHARMACIA & UPJOHN INC. .......................... 3.3


----------------------------------------------------------
                     PORTFOLIO BREAKDOWN*
----------------------------------------------------------

[Table below represents pie chart in printed piece]

 0.8% Precision Instruments
 1.4% Services to the Health Industry
 1.5% Multi-Line Insurance
 1.8% Generic Drugs
 2.5% Managed Healthcare
 3.0% Hospital Nursing Management
 3.1% Medical/Dental Distributions
 3.5% Pharmaceuticals
 4.9% Medical Electronics
10.9% Medical Specialties
16.1% Biotechnology
50.5% Major Pharmaceuticals


* As a percentage of total common stocks.

    3 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Sector Series Inc.--Smith Barney Health Sciences Fund ("Fund") for the period from February 28, 2000 through October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 9 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

From the period from inception on February 28, 2000 through October 31, 2000, the Fund's Class A shares, without and with sales charges, returned 27.11% and 20.75%, respectively. In comparison, the Goldman Sachs Healthcare Index(1) returned 27.97% for the same time period.

SECTOR INVESTING--THE CGAM PROCESS

Our approach to global sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

Our management team is made up of a group of high-quality, seasoned, investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in our global quest to identify and participate in what we deem attractive investment opportunities.

                  A THREE-STEP RESEARCH PROCESS

           -----------    ------------    ----------------
           FUNDAMENTAL    QUANTITATIVE    ACTIVE PORTFOLIO
            RESEARCH        RESEARCH         MANAGEMENT
           -----------    ------------    ----------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)

Our fundamental, proprietary research can add value to active portfolio management by providing timely and unbiased information to their decision-making processes. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

------------------
(1) THE GOLDMAN SACHS HEALTHCARE INDEX IS COMPRISED OF HEALTH CARE SERVICE COMPANIES, INCLUDING LONG-TERM CARE AND HOSPITAL FACILITIES, HEALTH CARE MANAGEMENT ORGANIZATIONS AND CONTINUING CARE SERVICES AND PHARMACEUTICAL COMPANIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

    4 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

o Superior products or services
o Outstanding managements
o Solid balance sheets
o Market leadership
o Leading innovation

In our opinion, these are the companies' strengths that can potentially create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.


--------------------------------------------------------------------------------
            TECHNOLOGICAL ADVANCES HAVE LED THE WAY FOR INNOVATIONS
IN THE HEALTH SCIENCES SECTOR SUCH AS LASER EYE SURGERY, BALLOON ANGIOPLASTY AND
                          MINIMALLY INVASIVE SURGERY.
--------------------------------------------------------------------------------

THE CGAM RESEARCH PROCESS DEFINED

We look to differentiate ourself from the traditional approach to investment management in a number of ways that we think we can add value to the portfolio. Our management style can best be described as disciplined, yet flexible. Our formidable global reach and local expertise enable us to nurture research teams with direct access to the regions and industries where they do business. Our research organization is centered on a team approach to stock research and selection by covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion to reach a prudent consensus.

Each stock analyst builds intensive, detailed company models from the ground up that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, quality of product offerings, costs and risks. These intensive models detail the analyst's assumptions for potential profitability for the company going forward and provides some of the necessary information to forecast company fundamentals and make stock recommendations. Our research team looks to ensure consistency in industry and accounting assumptions and that in turn can allow for better comparisons of earnings forecasts.

A common valuation framework-based on the Dividend Discount Model ("DDM") allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors such as earnings surprises to come up with an investment rating on a company's stock.


     5 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
  SINCE 1929, SPENDING ON HEALTH SCIENCES PRODUCTS AND SERVICES HAS INCREASED DRAMATICALLY AND IS EXPECTED TO CLIMB FOR THE NEXT 30 YEARS, AS AMERICANS LIVE LONGER AND A GREATER NUMBER OF THEM REACH AGE 65 AND BEYOND--THEIR PEAK HEALTH
                              CARE SPENDING DAYS.

            SOURCE: STATISTICAL ABSTRACT OF THE UNITED STATES, 1999.
--------------------------------------------------------------------------------

HEALTH SCIENCES SECTOR UPDATE

The health sciences sector performed well during the period, as investors began to shift their focus from technology stocks to stocks in the pharmaceutical and medical provider industries. Most health care investors focused their attention during the later part of the period on the upcoming U.S. presidential election and its potential impact on Medicare reform, drug coverage topic that took center stage. However, until a new president is elected, it is impossible to determine the exact impact of proposed Medicare reform.

Relative to the sector, the Fund has a neutral weighting toward medical providers; relative to the benchmark, an overweight in product companies like Baxter International Inc., Medtronic, Inc. and Sybron International Corp.; and a slight underweight in large pharmaceuticals. Though the Fund is underweighted in pharmaceuticals as a group, we still see opportunities in Eli Lilly & Co., particularly in comparison to other large companies such as Merck & Co., Inc., Bristol Myers-Squibb Co. or American Home Products Corp. Eli Lilly will be reporting on the trial results of its new sepsis treatment in February 2001 and we feel it will be positive for stock sentiment. Other pharmaceutical and biotechnology companies have not been able to achieve success in this area, which we believe may lead to $2 billion per year in additional sales for Eli Lilly. (Of course, no guarantees can be given that our expectations will be met.)


--------------------------------------------------------------------------------
   THE MANAGEMENT OF THE FUND IS DRIVEN BY ANALYST RECOMMENDATIONS, LONG-TERM EARNINGS AND EARNINGS MOMENTUM FACTORS WHICH FORM THE BASIS OF EXPECTED FUTURE
                        RETURNS WITHIN ANY GIVEN SECTOR.
--------------------------------------------------------------------------------

We identify health sciences companies we currently hold in the Fund's portfolio through our bottom-up fundamental research, yet the overall industry mix is consistent with the top-down strategic industry themes, which we use for estimate forecasting and rating formulation. Since industries within the health sciences sector are generally quick to react to medical findings and conference announcements, we carefully monitor the Fund's holdings to reflect any changes that may have an impact on performance.

    6 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

EXPERIENCED SECTOR FUND PORTFOLIO MANAGEMENT

The management of the sector funds is driven by our analyst recommendations, long-term earnings and earnings momentum, which form the basis of expected future returns within any given sector. These expected returns, coupled with detailed risk forecasts, determine what holdings will be selected. In building and maintaining the Fund's portfolio, we look to avoid a high risk-to-return on its investments, and carefully monitor sector performance, constantly looking for any material changes and/or developments.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Health Sciences Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

The Investment Team at
Citibank N.A.

NOVEMBER 7, 2000

    7 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2000
--------------------------------------------------------------------------------

     SHARES                          SECURITY                          VALUE
================================================================================

COMMON STOCK -- 100.0%

BIOTECHNOLOGY -- 16.1%
          4,774     Abgenix, Inc.+                                   $   376,549
          4,760     Affymetrix, Inc.+                                    263,585
          4,495     Alkermes, Inc.+                                      166,596
         35,836     Amgen, Inc.+                                       2,076,248
         13,328     Biochemical Pharmaceuticals, Inc.+                   329,868
          7,655     Biogen, Inc.+                                        460,735
          7,899     Chiron Corp.+                                        342,125
         23,700     Genentech Inc.+                                    1,955,250
          4,805     Genzyme Corp.+                                       341,155
          4,147     Gilead Sciences, Inc.+                               356,642
          6,186     Human Genome Sciences, Inc.+                         546,784
          2,838     Idec Pharmaceuticals Corp.+                          556,603
         24,126     Immunex Corp.+                                     1,026,863
          3,365     Maxygen, Inc.+                                       135,441
          4,252     Medarex, Inc.+                                       259,904
          9,336     Medimmune, Inc.+                                     610,341
          8,858     Millennium Pharmaceuticals+                          642,759
          2,704     PE Corp.-Celera+                                     182,520
          3,068     Protein Design Labs, Inc.+                           414,420
          4,950     Vertex Pharmaceuticals, Inc.+                        460,891
--------------------------------------------------------------------------------
                                                                      11,505,279
--------------------------------------------------------------------------------

GENERIC DRUGS -- 1.8%
          9,904     Ivax Corp.+                                          430,824
         16,752     Mylan Labs, Inc.                                     469,056
          6,378     Watson Pharmaceuticals, Inc.+                        399,024
--------------------------------------------------------------------------------
                                                                       1,298,904
--------------------------------------------------------------------------------

HOSPITAL NURSING MANAGEMENT -- 3.0%
         26,950     HCA Healthcare Corp.                               1,076,316
         22,676     Health Management Association+                       449,268
         14,761     Tenet Healthcare Corp.+                              580,292
--------------------------------------------------------------------------------
                                                                       2,105,876
--------------------------------------------------------------------------------

MAJOR PHARMACEUTICALS -- 50.5%
         72,812     Abbott Labs                                        3,845,384
         60,762     American Home Products Corp.                       3,858,387
         62,598     Brystol Myers-Squibb Co.                           3,814,566
         57,204     Eli Lilly & Co.                                    5,112,608
         47,609     Johnson & Johnson, Inc.                            4,385,979
         57,314     Merck & Co., Inc.                                  5,154,678
        109,788     Pfizer, Inc.                                       4,741,469
         42,479     Pharmacia & Upjohn Inc.                            2,336,345
         55,414     Schering-Plough Corp.                              2,864,211
--------------------------------------------------------------------------------
                                                                      36,113,627
--------------------------------------------------------------------------------

MANAGED HEALTH CARE -- 2.5%
          2,772     AETNA, Inc.                                          160,256
          5,697     Pacificare Health Systems+                            59,462
          9,627     UnitedHealth Group Inc.                            1,052,953
          4,444     Wellpoint Health Networks, Inc.+                     519,670
--------------------------------------------------------------------------------
                                                                       1,792,341
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

    8 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

     SHARES                          SECURITY                          VALUE
================================================================================

MEDICAL/DENTAL DISTRIBUTORS-- 3.1%
          4,796     Andrx Corp.+                                     $   345,312
         15,031     Cardinal Health Inc.                               1,424,187
         16,954     McKesson HBOC, Inc.                                  475,772
--------------------------------------------------------------------------------
                                                                       2,245,271
--------------------------------------------------------------------------------

MEDICAL ELECTRONICS -- 4.9%
         64,354     Medtronic, Inc.                                    3,495,227
--------------------------------------------------------------------------------

MEDICAL SPECIALTIES -- 10.9%
          5,741     Alza Corp.+                                          464,662
          7,501     Bausch & Lomb                                        289,257
         21,067     Baxter International, Inc.                         1,731,444
         11,327     Becton Dickinson & Co.                               379,455
         12,186     Biomet, Inc.                                         440,981
         24,764     Boston Scientific Corp.+                             394,676
          6,849     C.R. Bard, Inc.                                      286,802
         21,226     Guidant Corp.+                                     1,123,651
         10,104     Hillenbrand Industries, Inc.                         467,310
          4,696     Minimed, Inc.+                                       342,515
          8,672     PE Corp.- PE Biosystems                            1,014,624
         10,938     Stryker Corp.                                        515,453
         14,539     Sybron International Corp.+                          359,840
--------------------------------------------------------------------------------
                                                                       7,810,670
--------------------------------------------------------------------------------

MULTI-LINE INSURANCE -- 1.5%
          9,032     Cigna Corp.                                        1,101,452
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 3.5%
         11,339     Allergan, Inc.                                       953,185
          9,426     Biovail Corp.+                                       396,481
          4,239     Forest Labs, Inc.+                                   561,668
          7,985     King Pharmaceuticals Inc.+                           357,828
          3,708     Sepracor, Inc.+                                      252,607
--------------------------------------------------------------------------------
                                                                       2,521,769
--------------------------------------------------------------------------------

PRECISION INSTRUMENTS -- 0.8%
          5,700     Visx Inc.+                                           122,194
          6,002     Waters Corp.+                                        435,520
--------------------------------------------------------------------------------
                                                                         557,714
--------------------------------------------------------------------------------

SERVICES TO THE HEALTH INDUSTRY -- 1.4%
            939     Cybear Group+                                            646
         20,360     IMS Health, Inc.                                     481,005
          3,488     Quest Diagnostics, Inc.+                             335,720
         12,468     Quintiles Transnational Corp.+                       173,773
            893     Synavant Inc.+                                         4,074
--------------------------------------------------------------------------------
                                                                         995,218
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK -- 100%
                    (Identified Cost -- $61,246,533)*                $71,543,348
================================================================================
+ NON-INCOME PRODUCING SECURITY.
* AGGREGATE COST FOR FEDERAL INCOME TAXES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    9 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $61,246,533)                   $ 71,543,348
     Receivable for Investments sold                                    777,391
     Receivable for Fund shares sold                                    406,667
     Dividends and interest receivable                                   37,654
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    72,765,060
--------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                   173,198
     Payable for Fund shares purchased                                    6,695
     Payable to custodian                                               459,008
     Distribution fees payable                                           48,039
     Management fees payable                                             17,334
     Accrued expenses and other liabilities                             114,809
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  819,083
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                                    $71,945,977
================================================================================

NET ASSETS:
     Par value of capital shares                                    $     4,983
     Capital paid in excess of par value                             60,052,633
     Accumulated net investment loss                                     (7,876)
     Accumulated net realized gain from security transactions         1,599,422
     Net unrealized appreciation of investments                      10,296,815
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                                    $71,945,977
================================================================================

SHARES OUTSTANDING:
     Class A                                                          1,171,551
     ---------------------------------------------------------------------------
     Class B                                                          1,989,567
     ---------------------------------------------------------------------------
     Class L                                                          1,821,685
     ---------------------------------------------------------------------------

NET ASSET VALUE:

     Class A (and redemption price)                                      $14.49
     ---------------------------------------------------------------------------
     Class B *                                                           $14.42
     ---------------------------------------------------------------------------
     Class L **                                                          $14.42
     ---------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)   $15.25
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $14.57
================================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).
** REDEMPTION  PRICE IS NAV OF CLASS L SHARES  REDUCED BY A 1.00% CDSC IF SHARES
   ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    10 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 2000

INVESTMENT INCOME:
     Dividends                                                      $   239,295
     Interest                                                            37,686
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            276,981
--------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                         268,921
     Management fees (Note 2)                                           261,782
     Custody fees                                                       133,141
     Shareholder communications                                          39,293
     Legal fees                                                          34,472
     Registration fees                                                   20,370
     Audit fees                                                          17,667
     Directors' fees                                                      7,727
     Other                                                               37,713
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     821,086
     Less: Aggregate amount waived by the Manager (Note 2)             (136,709)
--------------------------------------------------------------------------------
     NET EXPENSES                                                       684,377
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (407,396)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From:
        Security transactions (excluding short-term securities)       1,930,048
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                         10,296,815
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              12,226,863
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $11,819,467
================================================================================





                       SEE NOTES TO FINANCIAL STATEMENTS.

    11 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 2000

OPERATIONS:
     Net investment loss                                            $  (407,396)
     Net realized gain                                                1,930,048
     Increase in net unrealized appreciation                         10,296,815
--------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                          11,819,467
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                70,184,936
     Net asset value of shares issued for reinvestment of dividends          --
     Cost of shares reacquired                                      (10,058,426)
--------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS             60,126,510
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS                                               71,945,977

NET ASSETS:
     Beginning of period                                                     --
--------------------------------------------------------------------------------
     END OF PERIOD*                                                 $71,945,977
================================================================================
* Includes accumulated net investment loss of:                      $    (7,876)
================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

    12 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Health Sciences Fund is a non-diversified investment fund of the Smith Barney Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund, Smith Barney Global Media & Telecommunications Fund and Smith Barney Global Technology Fund. On February 28, 2000 the Fund commenced operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $399,520 to accumulated net investment loss, $68,894 from paid in capital and $330,626 from accumulated net realized gain. Net investment income, net realized gains and net assets were not affected by this adjustment; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.

    13 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SSBC has delegated the daily management of the Portfolio to Citibank N.A., (the
"SubAdviser"), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $261,782, of which $136,709 was waived for the period ended October 31, 2000.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended October 31, 2000, the Fund paid transfer agent fees of $23,837 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2000, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
================================================================================
CDSCs                       $  2,000       $19,000     $  8,000
--------------------------------------------------------------------------------
Sales Charges               $255,000       $78,000     $224,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended October 31, 2000, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
================================================================================
Distribution Plan Fees       $19,436      $130,323     $119,162
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the period ended October 31, 2000,  the  aggregate  cost of purchases and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

================================================================================
Purchases                                           $72,980,921
--------------------------------------------------------------------------------
Sales                                               $13,664,436
================================================================================

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                       $12,115,428
Gross unrealized depreciation                        (1,818,613)
--------------------------------------------------------------------------------
Net unrealized appreciation                         $10,296,815
================================================================================


4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

    14 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5. Concentration of Risk

The Fund normally invests at least 80% of its assets in health related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Capital Shares

At October 31, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each class:

                             CLASS A       CLASS B       CLASS L
================================================================================
Total Paid-in Capital      $14,146,564   $24,017,482   $21,962,464
================================================================================





Transactions in shares of each class were as follows:

                                                       FEBRUARY 28, 2000
                                                 (COMMENCEMENT OF OPERATIONS)
                                                      TO OCTOBER 31, 2000
                                              --------------------------------
                                                 SHARES               AMOUNT
================================================================================
CLASS A
Shares sold                                    1,584,698            $19,845,221
Shares issued on reinvestment                         --                     --
Shares reacquired                               (413,147)            (5,698,657)
--------------------------------------------------------------------------------
Net Increase                                   1,171,551            $14,146,564
================================================================================
CLASS B
Shares sold                                    2,172,669            $26,437,205
Shares issued on reinvestment                         --                     --
Shares reacquired                               (183,102)            (2,419,723)
--------------------------------------------------------------------------------
Net Increase                                   1,989,567            $24,017,482
================================================================================
CLASS L
Shares sold                                    1,967,825            $23,902,509
Shares issued on reinvestment                         --                     --
Shares reacquired                               (146,140)            (1,940,045)
--------------------------------------------------------------------------------
Net Increase                                   1,821,685            $21,962,464
================================================================================




    15 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK, FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS A SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                (0.04)
   Net realized and unrealized gain                    3.13
--------------------------------------------------------------------------------
Total Income From Operations                           3.09
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --
   Net realized gain                                     --
--------------------------------------------------------------------------------
Total Distributions                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $14.49
--------------------------------------------------------------------------------
TOTAL RETURN                                          27.11%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                    $16,980
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                            1.52%+
   Net investment loss                                (0.67)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  26%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,
      THE NET INVESTMENT INCOME (LOSS) PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

   Net investment loss per share                     $(0.04)
   RATIOS:
   Expenses to average net assets                      1.94%+
   Net investment loss to average net assets          (1.09)%+
================================================================================

+  ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    16 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK, FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS B SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                (0.09)
   Net realized and unrealized gain                    3.11
--------------------------------------------------------------------------------
Total Income From Operations                           3.02
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --
   Net realized gain                                     --
--------------------------------------------------------------------------------
Total Distributions                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $14.42
--------------------------------------------------------------------------------
TOTAL RETURN                                          26.49%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                    $28,694
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                            2.26%+
   Net investment loss                                (1.41)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  26%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,
      THE NET  INVESTMENT  LOSS PER  SHARE  AND THE  RATIOS  WOULD  HAVE BEEN AS
      FOLLOWS:

      Net investment loss per share                  $(0.10)
      RATIOS:
      Expenses to average net assets                   2.68%+
      Net investment loss to average net assets       (1.83)%+
================================================================================
+  ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    17 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK, FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS L SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                (0.09)
   Net realized and unrealized gain                    3.11
--------------------------------------------------------------------------------
Total Income From Operations                           3.02
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --
   Net realized gain                                     --
--------------------------------------------------------------------------------
Total Distributions                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $14.42
--------------------------------------------------------------------------------
TOTAL RETURN                                          26.49%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                    $26,273
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                            2.27%+
   Net investment loss                                (1.42)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  26%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,
      THE NET  INVESTMENT  LOSS PER  SHARE  AND THE  RATIOS  WOULD  HAVE BEEN AS
      FOLLOWS:

      Net investment loss per share                  $(0.10)
      RATIOS:
      Expenses to average net assets                   2.68%+
      Net investment loss to average net assets       (1.83)%+
================================================================================

+  ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    18 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIESINC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Health Sciences Fund of Smith Barney Sector Series Inc. as of October 31, 2000, the related statements of operations, the statements of changes in net assets and financial highlights for the period February 28, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Health Sciences Fund of Smith Barney Sector Series Inc. as of October 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period February 28, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KMPG LLP
------------

New York, New York
December 11, 2000



    19 SMITH BARNEY HEALTH SCIENCES FUND | 2000 Annual Report to Shareholders

                      (This page intentionally left blank.)

SMITH BARNEY
HEALTH SCIENCES FUND

    DIRECTORS                                 INVESTMENT MANAGER
    Herbert Barg                              SSBCiti Fund Management LLC
    Alfred J. Bianchetti
    Martin Brody                              INVESTMENT SUBADVISER
    Dwight B. Crane                           Citibank, N.A.
    Burt N. Dorsett
    Elliot S. Jaffe                           DISTRIBUTORS
    Stephen E. Kaufman                        Salomon Smith Barney, Inc.
    Joseph J. McCann                          PFS Distributors Inc.
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.                    CUSTODIAN
    James J. Crisona, Emeritus                State Street Bank & Trust Co.

                                              TRANSFER AGENT
    OFFICERS                                  Citi Fiduciary Trust Company
    Heath B. McLendon                         125 Broad Street, 11th Floor
    President and Chief Executive Officer     New York, New York 10004

                                              SUB-TRANSFER AGENT
    Lewis E. Daidone                          PFPC Global Fund Services
    Senior Vice President and Treasurer       P.O. Box 9699
                                              Providence, Rhode Island
                                              02940-9699
    Irving P. David
    Controller


    Christina T. Sydor
    Secretary

SMITH BARNEY HEALTH SCIENCES FUND
================================================================================

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Health Sciences Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY HEALTH SCIENCES FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


[SALOMON SMITH BARNEY LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02128 12/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                 TECHNOLOGY FUND
-------------------------------------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2000


[LOGO OMITTED]   SMITH BARNEY MUTUAL FUNDS
                 YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. (SM)


-------------------------------------------------------------------------------
             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
-------------------------------------------------------------------------------

[GRAPHIC] Research Series

Annual Report o October 31, 2000

SMITH BARNEY
TECHNOLOGY FUND

CITIBANK GLOBAL ASSET MANAGEMENT

Citibank, N.A., through its Citibank Global Asset Management division is the subadviser to the Fund. Comprising a seasoned group of investment and research professionals, the Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000

           CLASS A     CLASS B     CLASS L
--------------------------------------------------------------------------------
NASDAQ     SBTAX        SBTBX      SBQLX
--------------------------------------------------------------------------------
INCEPTION  2/28/00    2/28/00     2/28/00
--------------------------------------------------------------------------------

Smith Barney Technology Fund*
Total Returns October 31, 2000

                      WITHOUT SALES CHARGES(1)
                  Class A     Class  B   Class L
--------------------------------------------------------------------------------

Since Inception+  (19.82)%    (20.26)%   (20.26)%
(February 28, 2000)**
--------------------------------------------------------------------------------


                        WITH SALES CHARGES(2)
                  Class A     Class  B   Class L
--------------------------------------------------------------------------------

Since Inception+  (23.83)%    (24.25)%   (21.85)%
(February 28, 2000)**
--------------------------------------------------------------------------------



* Since the Fund focuses its investments on companies involved in the technology industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification

**Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% per year until CDSC, which applies if shares are redeemed within the first year of purchase.


WHAT'S INSIDE
Your Investment in the Smith Barney Technology Fund .....  1
Letter from the Chairman ................................  2
Fund at a Glance ........................................  3
Shareholder Letter ......................................  4
Schedule of Investments .................................  8
Statement of Assets and Liabilities ..................... 11
Statement of Operations ................................. 12
Statement of Changes in Net Assets ...................... 13
Notes to Financial Statements ........................... 14
Financial Highlights .................................... 17
Independent Auditors' Report ............................ 20

[LOGO]  SMITH BARNEY MUTUAL FUNDS
        YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

-------------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
               YOUR INVESTMENT IN THE SMITH BARNEY TECHNOLOGY FUND
-------------------------------------------------------------------------------


Led by Citibank N.A. through Citibank Global Asset Management ("CGAM") division, the Fund offers investors the opportunity to participate in the long-term growth potential of the technology industry. The Fund's management team comprises a seasoned group of investment and research professionals who follow a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

[GRAPHIC OMITTED]
     BRINGING CHANGE AND INNOVATION TO LIFE

     Innovation is rapidly transforming the way we live and do business on a global scale. Spending on technology has consistently increased as consumers and businesses are recognizing technology's important role in today's global economy. This increased spending has in turn caused the role of technology to expand.

[GRAPHIC OMITTED]
     DIVERSIFICATION IN A TARGETED SECTOR*

     An investment in the Fund offers investors a way to invest in the broad range of technology companies both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries such as computer software, electronics, the Internet and communications.

[GRAPHIC OMITTED]
     THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--THE RESEARCH SERIES

     The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of CGAM. This series of funds focuses on potential opportunities from well-defined industries, sectors and trends.

[GRAPHIC OMITTED]
     A COMMITMENT TO MANAGING YOUR SERIOUS MONEY

     SSB Citi Asset Management Group ("SSB Citi"), the investment management division of Citigroup, comprises Smith Barney Asset Management, Salomon
     Brothers Asset Management and Citibank Global Asset Management, each an organization with extensive investment capabilities.

     SSB Citi, as a member of one of the largest financial services providers in the world, offers you the benefits of our global capabilities. At SSB Citi, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.





*Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries.

       1 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN
-------------------------------------------------------------------------------



The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Asset Management Group ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,
(1) SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

A FEW THOUGHTS ON SECTOR INVESTING
Over the past few years, we have seen how profoundly the advancements made in sectors such as technology and telecommunications have transformed our daily lives. Computer applications, wireless communications and biotechnological discoveries have created new investment opportunities. The new and developing sectors of the economy that are involved in bringing these products, services and technologies to life may offer exceptional growth potential, and many investors should consider having a portion of their investment portfolios in them.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector will perform better than the others over time. The team of experienced professionals at Citibank N.A. thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, CGAM seeks to offer you an opportunity to participate in those companies that it believes are best-positioned in their respective industries.

[PHOTO OMITTED]
HEATH B. MCLENDON
CHAIRMAN

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of short-term volatility. We think you need to maintain a long-term investment horizon and remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.


Sincerely,



/s/ Heath B. McLendon
---------------------

HEATH B. MCLENDON
CHAIRMAN

November 6, 2000


--------------------

(1) As of October 31, 2000. This figure represents retail, institutional, money and separate accounts.

       2 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN THE
SMITH BARNEY TECHNOLOGY FUND VS. GOLDMAN SACHS TECHNOLOGY INDEX
--------------------------------------------------------------------------------
       February 28, 2000 (Commencement of Operations) -- October 31, 2000

[The following table represents a line graph in printed piece.]

           Smith Barney
          Technology Fund    Goldman Sachs
             Class A       Technology Index*
2/28/00        9500            10000
2/29/00        9683.33         10000
3/31/00        10041.7         10449
4/28/00        9316.67          9537.85
5/31/00        8241.67          8486.78
6/30/00        9233.33          9530.65
7/31/00        8783.33          9086.52
8/31/00        9916.67         10268.7
9/30/00        8216.67          8605.15
10/31/00       7616.67          7955.46


A $10,000 investment in the Fund made on February 28, 2000 would have declined to $7,617 with sales charge (as of October 31, 2000). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value

* The Goldman Sachs Technology Index is comprised of companies in the hardware, computer, software, services, semi-conductors, Internet and multimedia networking. Please note that an investor cannot invest directly in an index.The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

1. Cisco Systems Inc. ...................     8.9%

2. Microsoft Corp. ......................     8.5

3. Intel Corp. ..........................     5.8

4. EMC Corp. ............................     4.8

5. International Business Machines Corp..     4.7

6. Sun Microsystems Inc. ................     4.4

7. Oracle Corp. .........................     3.9

8. Nortel Networks Corp. ................     3.2

9. America Online Inc. ..................     2.9

10. Hewlett-Packard Co. .................     2.4

* As a percentage of total investments.

-------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
-------------------------------------------------------------------------------
[The following table represents a pie chart in the printed piece.]

 0.5%    Other Consumer Services
 0.6%    Discount Note
 0.6%    Electronic Components
 0.7%    Catalog/Specialty Distributions
 0.9%    Diversified Commercial Services
 1.3%    Diversified Electronic Products
 2.4%    EDP Services
 3.7%    Electronic Production Equipment
 6.6%    EDP Peripherals
 8.1%    Internet Services
10.8%    Computer Communications
12.1%    Telecommunications Equipment
16.1%    Electronic Data Processing
16.8%    Semiconductors
18.8%    Computer Software
-------------------------------------------------------------------------------

       3 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Sector Series Inc.--Smith Barney Technology Fund ("Fund") for the year ended October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 10 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE
Since the Fund's inception on February 28, 2000 through October 31, 2000, the Fund's Class A, shares, without and with sales charges, generated negative returns of 19.82% and 23.83%, respectively. In comparison, the Goldman Sachs Technology Index(1) returned a negative 20.45% for the same time period. Past performance is not indicative of future results.

SECTOR INVESTING--THE CGAM PROCESS
Our approach to sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

Our management team is made up of a group of high-quality, seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in our global quest to identify and participate in what we deem attractive investment opportunities.

A THREE-STEP RESEARCH PROCESS

-------------------------------------------------------------------------------
         FUNDAMENTAL --------> QUANTITATIVE --------> ACTIVE PORTFOLIO
          RESEARCH               RESEARCH                MANAGEMENT
-------------------------------------------------------------------------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)



------------
(1) The Goldman Sachs Technology Index is a broad-based measure of U.S.-traded technology stocks. The Index is comprised of six subindexes--hardware, computer software, services, semi-conductors, Internet and multimedia networking. Please note that an investor cannot invest directly in an index.



       4 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
                        LEADING SEGMENT OF U.S. ECONOMY--
        INCREASED DEMAND HAS PROPELLED TECHNOLOGY TO BECOME A BIGGER PART
                               OF TODAY'S ECONOMY.
        AS THE GLOBAL ECONOMY CONTINUES TO EMBRACE TECHNOLOGY, WE BELIEVE
                      THIS MARKET SECTOR MAY CONTINUE TO BE
                               A DOMINANT PLAYER.
--------------------------------------------------------------------------------

Our fundamental, proprietary research can add value to active portfolio management by providing timely and unbiased information to their decision-making processes. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

o Superior products or services
o Outstanding managements
o Solid balance sheets
o Market leadership
o Leading innovation

In our opinion, these are the companies' strengths that can potentially create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

--------------------------------------------------------------------------------
                         INCREASED DEMAND FOR TECHNOLOGY
                       IN 1999 AS BUSINESS SPENT CLOSE TO
                           $550 BILLION ON TECHNOLOGY,
                     DOUBLE THE AMOUNT SPENT IN EARLY 1995.
                       SOURCE: U.S DEPARTMENT OF COMMERCE
--------------------------------------------------------------------------------

THE CGAM RESEARCH PROCESS DEFINED

We look to differentiate ourself from the traditional approach to investment management in a number of ways that we can add value to our clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our formidable global reach and local expertise enable us to nurture research teams with direct access to the regions and industries where they do business. Our research organization is centered on a team approach to stock research and selection by covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion to reach a prudent consensus.


       5 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

Each stock analyst builds intensive, detailed company models from the ground up that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, quality of product offerings, costs and risks. These intensive models detail the analyst's assumptions for potential profitability for the company going forward and provide some of the necessary information to forecast company fundamentals and make stock recommendations. Our research team looks to ensure consistency in industry and accounting assumptions and that in turn can allow for better comparisons of earnings forecasts.

--------------------------------------------------------------------------------
                      EACH CGAM ANALYST BUILDS INTENSIVE,
                    DETAILED COMPANY MODELS FROM THE GROUND
                    UP THAT SEEK TO ANTICIPATE A PARTICULAR
                    COMPANY'S FUTURE FINANCIAL PERFORMANCE.
--------------------------------------------------------------------------------

A common valuation framework--based on the Dividend Discount Model ("DDM") allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in their view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors, such as earnings surprises, to come up with an investment rating on a company's stock.

TECHNOLOGY SECTOR UPDATE

Despite good earnings from industry bellweathers such as Sun Microsystems, EMC, Veritas and Microsoft, negative investor sentiment continued in technology, particularly with weaker-than-expected revenue growth from Nortel Networks. We think concerns regarding slowing capital spending on the part of telecom service providers, along with continued financing fallout from less well-capitalized firms in this space, have also contributed to the intensity of investor anxiety regarding the outlook for equipment providers.

It is our view that the current correction in stock valuations rolling through the sector has resulted in a healthier, more rational environment--namely, one in which stock selection may become increasingly important and favorable to our bottom-up, fundamentals-focused, disciplined approach to investing. We continue to believe technology is an attractive source of investment opportunities with solid, long-term growth prospects and good underlying fundamentals.

The Fund is presently slightly overweight in hardware companies such as International Business Machines ("IBM") and semiconductor equipment maker Applied Material Inc., while slightly underweight in network equipment providers and Internet companies versus the benchmark. While the Fund is underweight in software, we maintain a positive outlook on J.D. Edwards & Co., a provider of business productivity software. The company has recently been eliminating excess sales costs, yet has still maintained a good backlog of pipeline business.


       6 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

Although we look to identify those companies held in the Fund through bottom-up fundamental research and stock selection, its overall industry mix is consistent with the top-down strategic industry themes that we use for estimate forecasting and rating formulation. Since industries within technology are generally quick to innovate and consolidate, we carefully monitor the Fund's holdings to reflect any changes that may have an impact on performance.

EXPERIENCED SECTOR FUND PORTFOLIO MANAGEMENT

The management of the Fund is driven by our analyst recommendations, long-term earnings and earnings momentum, which form the basis of expected future returns within any given sector. These expected returns, coupled with detailed risk forecasts, determine what holdings will be selected. In building and maintaining the Fund's portfolio, we look to avoid a high risk-to-return on its investments, and carefully monitor sector performance, constantly looking for any material changes and/or developments.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Technology Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

The Investment Team at
Citibank N.A.

November 7, 2000


       7 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2000
-------------------------------------------------------------------------------
     SHARES                         SECURITY                           VALUE
-------------------------------------------------------------------------------
COMMON STOCK -- 99.4%
CATALOG/SPECIALTY DISTRIBUTION -- 0.7%
         33,934     Amazon.com, Inc. +                              $1,242,833
-------------------------------------------------------------------------------
COMPUTER COMMUNICATIONS -- 10.8%
        305,923     Cisco Systems Inc. +                            16,481,602
         12,900     Computer Sciences Corp. +                          812,700
         14,420     Juniper Networks Inc. +                          2,811,900
-------------------------------------------------------------------------------
                                                                    20,106,202
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 18.8%
         15,000     Adobe Systems Inc.                               1,140,937
         10,154     Check Point Software Technologies Corp. +        1,608,140
         49,632     J.D. Edwards & Co. +                             1,284,228
        228,142     Microsoft Corp. +                               15,713,280
        217,804     Oracle Corp. +                                   7,187,532
         27,091     Peoplesoft Inc. +                                1,182,268
         18,390     Siebel Systems Inc. +                            1,929,801
          8,574     I2 Technologies Inc. +                           1,457,580
         23,581     VERITAS Software Corp. +                         3,325,289
------------------------------------------------------------------------------
                                                                    34,829,055
------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES -- 0.9%
         40,182     Concord EFS Inc. +                               1,660,019
------------------------------------------------------------------------------
DIVERSIFIED ELECTRONIC PRODUCTS -- 1.3%
         30,394     JDS Uniphase Corp. +                             2,475,211
------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.6%
         25,884     Solectron Corp. +                                1,138,896
------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING -- 16.1%
         72,037     Compaq Computer Corp.                            2,190,645
        124,329     Dell Computer Corp. +                            3,667,705
         27,900     Electronic Data Systems Corp.                    1,309,556
         97,576     Hewlett Packard Co.                              4,531,185
         88,464     International Business Machines Corp.            8,713,704
         24,800     Palm Inc. +                                      1,328,350
         73,326     Sun Microsystems Inc. +                          8,130,020
------------------------------------------------------------------------------
                                                                    29,871,165
------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING PERIPHERALS -- 6.6%
         99,232     EMC Corp. +                                      8,837,850
         14,771     Network Appliance Inc. +                         1,757,749
         34,854     Symbol Technologies Inc.                         1,583,679
------------------------------------------------------------------------------
                                                                    12,179,278
------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING SERVICES -- 2.4%
         18,411     Automatic Data Processing, Inc.                  1,202,468
         21,260     BEA Systems Inc. +                               1,525,405
         35,222     First Data Corp.                                 1,765,503
------------------------------------------------------------------------------
                                                                     4,493,376
------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 3.7%
         57,969      Applied Materials Inc. +                        3,079,603
         24,698      KLA Tencor Corp. +                                835,101
         47,690      LAM Research Corp. +                              923,994
------------------------------------------------------------------------------
                       See Notes to Financial Statements.


       8 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2000
------------------------------------------------------------------------------
     SHARES                         SECURITY                           VALUE
------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT (CONTINUED)
         27,077      Novellus Systems Inc. +                       $ 1,108,465
         13,900      Seagate Technology +                              971,262
------------------------------------------------------------------------------
                                                                     6,918,425
------------------------------------------------------------------------------
INTERNET SERVICES -- 8.1%
        105,476      America Online Inc. +                           5,319,155
         11,032      Ariba Inc. +                                    1,394,169
          8,000      Brocade Communication Systems Inc. +            1,819,000
         15,536      Commerce One Inc. +                               997,217
         25,358      Exodus Communications Inc. +                      851,078
         11,523      Inktomi Corp. +                                   730,990
         79,000      Marchfirst Inc. +                                 459,187
         12,900      Tibco Software Inc. +                             812,700
          9,796      VeriSign Inc. +                                 1,293,072
         23,133      Yahoo! Inc. +                                   1,356,172
-------------------------------------------------------------------------------
                                                                    15,032,740
------------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 0.5%
         17,265      Ebay, Inc. +                                      889,147
------------------------------------------------------------------------------
SEMI-CONDUCTORS -- 16.8%
         30,438      Altera Corp. +                                  1,246,056
         16,601      Analog Devices Inc. +                           1,079,065
         14,724      Applied Micro Circuits Corp. +                  1,125,466
          6,290      Broadcom Corp. +                                1,398,739
        237,680      Intel Corp.                                    10,695,600
         32,674      LSI Logic Corp. +                               1,074,158
         18,314      Linear Technology Corp.                         1,182,398
         31,865      Microchip Technology Inc. +                     1,007,731
         33,504      Micron Technology Inc. +                        1,164,264
          5,531      PMC Sierra Inc. +                                 937,505
          8,300      Redback Networks Inc. +                           883,431
          4,600      SDL Inc. +                                      1,192,550
         41,583      STmicroelectronics NV                           2,159,717
         85,357      Texas Instruments Inc.                          4,187,828
         12,141      Vitesse Semicondutor Corp. +                      849,111
         12,727      Xilinx Inc. +                                     921,912
------------------------------------------------------------------------------
                                                                    31,105,531
------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 12.1%
         34,090     ADC Telecommunications Inc. +                      728,674
         13,750     Ciena Corp. +                                    1,445,469
         11,561     Comverse Technology Inc. +                       1,291,942
         32,648     Corning Inc.                                     2,497,572
        150,116     Lucent Technologies Inc.                         3,499,579
        110,790     Motorola Inc.                                    2,762,826
        130,496     Nortel Networks Corp.                            5,937,568
         11,200     Sycamore Networks Inc. +                           708,400
         38,458     Qualcomm Inc. +                                  2,503,976
         21,346     Tellabs Inc. +                                   1,065,966
------------------------------------------------------------------------------
                                                                    22,441,972
------------------------------------------------------------------------------
                       See Notes to Financial Statements.


       9 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2000
------------------------------------------------------------------------------
     SHARES                         SECURITY                           VALUE
------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Identified Cost-- $214,414,075)              $184,383,850
------------------------------------------------------------------------------
      FACE
     AMOUNT                         SECURITY                           VALUE
------------------------------------------------------------------------------

DISCOUNT NOTE -- 0.6%
    $1,095,000      Student Loan Marketing Discount Note
                     6.45% due 11/01/00;
                      (Identified Cost-- $1,095,000)                 1,095,000
------------------------------------------------------------------------------

                    TOTAL INVESTMENTS -- 100%
                    (Identified Cost-- $215,509,075)*             $185,478,850
------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for federal income taxes is substantially the same.

                       See Notes to Financial Statements.

       10 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                           OCTOBER 31, 2000
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost  $215,509,075)                      $185,478,850
  Cash                                                                     837
  Receivable for Fund securities sold                                4,255,451
  Dividends and interest receivable                                      5,340
  Other receivables                                                         94
------------------------------------------------------------------------------
  TOTAL ASSETS                                                     189,740,572
------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                     770,509
  Payable for Fund shares purchased                                    144,539
  Distribution fees payable                                            127,197
  Management fees payable                                              118,354
  Accrued expenses and other liabilities                               175,134
------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  1,335,733
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $188,404,839
------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                     $     20,692
  Capital paid in excess of par value                              232,330,971
  Accumulated net investment loss                                       (7,878)
  Accumulated net realized loss from security transactions         (13,908,721)
  Net unrealized depreciation of investments                       (30,030,225)
------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                $188,404,839
------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class A                                                            5,072,866
  ----------------------------------------------------------------------------
  Class B                                                            8,162,215
  ----------------------------------------------------------------------------
  Class L                                                            7,457,148
  ----------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                         $9.14
  ----------------------------------------------------------------------------
  Class B *                                                              $9.09
  ----------------------------------------------------------------------------
  Class L **                                                             $9.09
  ----------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 5.26% of net asset value per share)      $9.62
  ----------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $9.18
  ----------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


       11 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE PERIOD  FEBRUARY 28, 2000  (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 2000

INVESTMENT INCOME:
     Interest                                                         $ 146,462
     Dividends                                                           95,389
     Less: Foreign withholding tax                                         (873)
-------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            240,978
-------------------------------------------------------------------------------
EXPENSES:
     Management fees(Note 2)                                          1,106,818
     Distribution fees (Note 2)                                         961,426
     Custody fees                                                       173,376
     Transfer agent fees                                                 92,439
     Shareholder communications                                          54,703
     Registration fees                                                   53,772
     Legal fees                                                          34,560
     Audit fees                                                          17,000
     Directors' fees                                                      7,727
     Other                                                               35,693
-------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   2,537,514
     Less: Aggregate amount waived by the Manager (Note 2)              (96,394)
-------------------------------------------------------------------------------
     NET EXPENSES                                                     2,441,120
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (2,200,142)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security transactions (excluding short-term securities)     (13,908,721)
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                        (30,030,225)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (43,938,946)
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $(46,139,088)
-------------------------------------------------------------------------------




                       See Notes to Financial Statements.


      12 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 2000

OPERATIONS:
     Net investment loss                                           $ (2,200,142)
     Net realized loss                                              (13,908,721)
     Decrease in net unrealized depreciation                        (30,030,225)
-------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                         (46,139,088)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                               258,490,217
     Net asset value of shares issued for reinvestment of dividends          --
     Cost of shares reacquired                                      (23,946,290)
-------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS            234,543,927
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                              188,404,839
NET ASSETS:                                                         188,404,839
     Beginning of period                                                     --
-------------------------------------------------------------------------------
     END OF PERIOD*                                                $188,404,839
-------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                      $    (7,878)
-------------------------------------------------------------------------------
                       See Notes to Financial Statements.


       13 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Barney Technology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Global Biotechnology Fund, Smith Barney Global Media & Telecommunications Fund and Smith Barney Global Technology Fund. On February 28, 2000, the Fund commenced operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax difference and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $2,192,264 from paid in capital to accumulated net investment loss. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


       14 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
2. MANAGEMENT AGREEMENT AND
OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBCFund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SSBC has delegated the daily management of the Portfolio to Citibank N.A., (the "SubAdviser"), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The manage-ment fees paid amounted to $1,106,818, of which $96,394 was waived for the period ended October 31, 2000.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPCGlobal Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTCreceives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended October 31, 2000, the Fund paid transfer agent fees of $92,439 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2000, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------
CDSCs                          --          $97,000     $ 27,000
-------------------------------------------------------------------
Sales Charges              $1,020,000      $95,000     $800,000
-------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended October 31, 2000, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------
Distribution Plan Fees       $67,882      $464,979     $428,565
-------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. INVESTMENTS

During the period ended October 31, 2000,  the  aggregate  cost of purchases and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

-------------------------------------------------------------------
Purchases                                          $270,800,845
-------------------------------------------------------------------
Sales                                              $ 42,478,049
-------------------------------------------------------------------

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------
Gross unrealized appreciation                     $  11,073,729
Gross unrealized depreciation                       (41,103,954)
-------------------------------------------------------------------

Net unrealized depreciation                       $ (30,030,225)
-------------------------------------------------------------------


      15 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. CONCENTRATION OF RISK

The Fund normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. CAPITAL SHARES

At October 31, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each class:
                             CLASS A      CLASS B      CLASS L
-------------------------------------------------------------------
Total Paid-in Capital      $56,899,606  $92,585,090 $85,059,231
-------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                           FEBRUARY 28, 2000
                                      (COMMENCEMENT OF OPERATIONS)
                                           TO OCTOBER 31, 2000
                                       SHARES                AMOUNT
--------------------------------------------------------------------
CLASS A
Shares sold                        5,960,086             $66,468,519
Shares issued on reinvestment             --                      --
Shares reacquired                   (887,220)             (9,568,913)
--------------------------------------------------------------------
Net Increase                       5,072,866             $56,899,606
--------------------------------------------------------------------
CLASS B
Shares sold                        8,748,636             $98,765,665
Shares issued on reinvestment             --                      --
Shares reacquired                   (586,421)             (6,180,575)
--------------------------------------------------------------------
Net Increase                       8,162,215             $92,585,090
--------------------------------------------------------------------
CLASS L
Shares sold                        8,248,332             $93,256,033
Shares issued on reinvestment             --                      --
Shares reacquired                   (791,184)             (8,196,802)
--------------------------------------------------------------------
Net Increase                       7,457,148             $85,059,231
--------------------------------------------------------------------

7. CAPITAL LOSS CARRYFORWARD

At October 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $10,602,000, available to offset future capital gains expiring October 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

      16 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of each class of capital stock from February 28, 2000 (Commencement of Operations) to October 31, 2000



CLASS A SHARES
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.07)
   Net realized and unrealized loss                                   (2.19)
------------------------------------------------------------------------------
Total Loss From Operations                                            (2.26)
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
------------------------------------------------------------------------------
Total Distributions                                                      --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.14
------------------------------------------------------------------------------
TOTAL RETURN                                                         (19.82)%++
------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                   $46,363
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.52%+
   Net investment loss                                                (1.31)%+
------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  24%
------------------------------------------------------------------------------

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

  Net investment loss per share                                      $(0.07)
  RATIOS:
  Expenses to average net assets                                       1.60 %+
  Net investment loss to average net assets                           (1.39)%+
-------------------------------------------------------------------------------

+  Annualized.

++ Total return is not annualized, as it may not be representative of the total return for the year.




                       See Notes to Financial Statements.



       17 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------
For a share of each class of capital stock from February 28, 2000 (Commencement of Operations) to October 31, 2000



CLASS B SHARES
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.12)
   Net realized and unrealized loss                                   (2.19)
--------------------------------------------------------------------------------
Total Loss From Operations                                            (2.31)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.09
--------------------------------------------------------------------------------
TOTAL RETURN                                                         (20.26)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                   $74,227
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.27%+
   Net investment loss                                                (2.06)%+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  24%
-------------------------------------------------------------------------------

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:
       Net investment loss per share                                 $(0.12)
       RATIOS:
       Expenses to average net assets                                  2.35 %+
       Net investment loss to average net assets                      (2.14)%+
-------------------------------------------------------------------------------

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.




                       See Notes to Financial Statements.

       18 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of each class of capital stock from February 28, 2000 (Commencement of Operations) to October 31, 2000



CLASS L SHARES
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.12)
   Net realized and unrealized loss                                   (2.19)
--------------------------------------------------------------------------------
Total Loss From Operations                                            (2.31)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                --
   Net realized gain                                                    --
--------------------------------------------------------------------------------
Total Distributions                                                     --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.09
--------------------------------------------------------------------------------
TOTAL RETURN                                                         (20.26)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                   $67,815
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.27%+
   Net investment loss                                                (2.06)%+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 24%
--------------------------------------------------------------------------------

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:
       Net investment loss per share                                 $(0.12)
       RATIOS:
       Expenses to average net assets                                  2.35%+
       Net investment loss to average net assets                      (2.14)%+
-------------------------------------------------------------------------------

+  Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.




                       See Notes to Financial Statements.

       19 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Technology Fund of Smith Barney Sector Series Inc. as of October 31, 2000, the related statements of operations, the statements of changes in net assets and financial highlights for the period February 28, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Technology Fund of Smith Barney Sector Series Inc. as of October 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period February 28, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                       /s/ KPMG LLP
                                                       ------------


New York, New York
December 11, 2000



       20 Smith Barney Technology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
TECHNOLOGY FUND
--------------------------------------------------------------------------------



    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus


    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    SSB Citi Fund Management LLC

    INVESTMENT SUBADVISER
    Citibank, N.A.

    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors Inc.

    CUSTODIAN
    State Street Bank & Trust Co.

    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

SMITH BARNEY TECHNOLOGY FUND
--------------------------------------------------------------------------------

                    This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Technology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

                    SMITH BARNEY  TECHNOLOGY  FUND
                    Smith Barney Mutual Funds
                    388 Greenwich Street, MF-2
                    New York, New York 10013

                    For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



                    www.smithbarney.com/mutualfunds

                                                     [SALOMON SMITH BARNEY LOGO]


                    Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



                     FD02129 12/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                            GLOBAL BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2000








[LOGO] SMITH BARNEY MUTUAL FUNDS
               YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED(SM).


--------------------------------------------------------------------------------
             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
--------------------------------------------------------------------------------

[GRAPHIC] Research Series

Annual Report o October 31, 2000

SMITH BARNEY GLOBAL
BIOTECHNOLOGY FUND

CITIBANK GLOBAL
ASSET MANAGEMENT

Citibank, N.A., through its Citibank Global Asset Management division is the subadviser to the Fund. Comprising a seasoned group of investment and research professionals, the Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, the research, development, application, manufacturing and distribution of various biotechnological and biomedical products, services, processes and related technologies.

FUND FACTS

FUND INCEPTION
-----------------------------------------------
August 31, 2000

           CLASS A     CLASS B     CLASS L
-----------------------------------------------
NASDAQ      SMBAX         --          --
-----------------------------------------------
INCEPTION  8/31/00     8/31/00      8/31/00
-----------------------------------------------


SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND*
TOTAL RETURNS OCTOBER 31, 2000

                        WITHOUT SALES CHARGES(1)
                   Class A      Class B    Class L
-------------------------------------------------------
Since Inception    (13.33)%    (13.51)%   (13.51)%
(August 31, 2000)**
-------------------------------------------------------

                          WITH SALES CHARGES(2)
                   Class A      Class B    Class L
-------------------------------------------------------
Since Inception    (17.67)%    (17.83)%   (15.23)%
(August 31, 2000)**
-------------------------------------------------------


* Since the Fund focuses its investments on companies involved in the biotechnology industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**   Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

--------------------------------------------------------------------------------
WHAT'S INSIDE
Your Investment in the Smith Barney
Global Biotechnology Fund ................. 1
Letter from the Chairman .................. 2
Fund at a Glance .......................... 3
Shareholder Letter ........................ 4
Schedule of Investments ................... 8
Statement of Assets and Liabilities .......10
Statement of Operations ...................11
Statement of Changes in Net Assets ........12
Notes to Financial Statements .............13
Financial Highlights ......................17
Independent Auditors' Report ..............20

[LOGO] SMITH BARNEY MUTUAL FUNDS
       YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)


--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                            GLOBAL BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
EXPOSURE TO GROWTH OPPORTUNITIES

Led by Citibank N.A. through its Global Asset Management ("CGAM") division, the Fund offers investors an opportunity to participate in the long-term growth potential of the global biotechnology industry.


[GRAPHIC]

     DISCOVERIES AND IMPROVEMENTS SPUR INCREASED GROWTH
     An accelerated pace of discovery and improvements in development and testing processes have led to significant growth opportunities for many biotechnology companies.

[GRAPHIC]
     DIVERSIFICATION IN A TARGETED SECTOR*
     An investment in the Fund offers investors a way to participate in a broad range of companies in the biotechnology sector, both in the U.S. and abroad. The Fund's investments may include companies involved in many different areas, including the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services, processes and related technologies.

[GRAPHIC]
     THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS-- THE RESEARCH SERIES
     The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of CGAM. This series of funds focus on potential opportunities from well-defined industries, sectors and trends.

[GRAPHIC]
     A COMMITMENT TO MANAGING YOUR SERIOUS MONEY
     SSB Citi Asset Management Group ("SSB Citi"), the investment management division of Citigroup, comprises Smith Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset Management, each an organization with extensive investment capabilities.

     SSB Citi, as a member of one of the largest financial services providers in the world, offers you the benefits of our unparalleled global capabilities.

     At  SSB  Citi,   you  gain  access  to   portfolio   management   delivered
     professionally. We are proud to offer you, the serious investor, a variety of managed solutions.




* Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries.


  1 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Asset Management Group ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.


We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,(1) SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.


A FEW THOUGHTS ON SECTOR INVESTING

Over the past few years, we have seen how profoundly the advancements made in sectors such as technology have transformed our daily lives. Computer applications, wireless communications and biotechnological discoveries have created new investment opportunities. The new and developing sectors of the economy that are involved in bringing these products, services and technologies to life may offer exceptional growth potential, and many investors should consider having a portion of their investment portfolios in them.

Although most of us recognize that certain sectors drive the global economy, we believe it is much more difficult to determine which companies within a particular sector will perform better than the others over time. The team of experienced professionals at Citibank N.A. thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, CGAM seeks to offer an opportunity to participate in those companies that it believes are best-positioned in their respective industries.

[PHOTO OMITTED]
HEATH B. MCLENDON
CHAIRMAN

-----------------

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of short-term volatility. We think you need to maintain a long-term investment horizon and remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.


When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.


Thank you for your confidence in our investment management approach.


Sincerely,

/s/ Heath B. McLendon
----------------------


Heath B. McLendon
Chairman

November 6, 2000



-----------
(1) As of October 31, 2000. This figure represents retail, institutional, money and separate accounts.


  2 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND VS. MSCI ALL-WORLD INDEX
--------------------------------------------------------------------------------
                August 31, 2000 (Commencement of Operations) -- October 31, 2000

[The following table represents a line chart in the printed piece.]
               Class A     MSCI
8/30/00         9500      10000
9/30/00         9275      9469
10/31/00        8233      9312


A $10,000 investment in the Fund made on August 31, 2000 would have declined to $8,233 with sales charge (as of October 31, 2000). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Morgan Stanley Capital International All-World Index ("MSCI All-World") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

---------------------------------------------------
1. Amgen Inc. .................................20.7%

2. Medimmune Inc. ..............................9.5

3. Protein Design Labs Inc. ....................5.3

4. Vertex Pharmaceuticals Inc. .................4.9

5. Sepracor Inc. ...............................4.2

6. Celgene Corp. ...............................3.8

7. QLT Inc. ....................................3.1

8. PE Celera Genomics Group ....................3.0

9. COR Therapeutics Inc. .......................2.7

10. Biochemical Pharmaceuticals Inc. ...........2.7

----------------------------------------------------
* As a percentage of total investments.


--------------------------------------------------------------------------------
                             INVESTMENT ALLOCATION*
--------------------------------------------------------------------------------

[REPRESENTATION OF PIE CHART]

 1.2%   United Kingdom
 2.5%   Switzerland
 2.6%   Short-Term
 6.6%   Canada
87.1%   United States


 3 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

Dear Shareholder,

We are  pleased to provide  the  inaugural  annual  report for the Smith  Barney
Sector Series Inc.--Smith Barney Global Biotechnology Fund ("Fund") for the period from August 31, 2000 through October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 9 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

Since its inception on August 31, 2000 through October 31, 2000, the Fund's Class A shares, without and with sales charges generated negative returns of 13.33% and 17.67%, respectively. In comparison, the Morgan Stanley Capital International All World Index ("MSCI All-World Index")(1) returned a negative 6.88% for the same period. Please note that past performance is not indicative of future results.

GLOBAL SECTOR INVESTING--THE CGAM PROCESS

Our approach to global sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. We look for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

The Fund's management team is made up of a high-quality, seasoned group of investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. CGAM's exhaustive fundamental research evaluates a universe of businesses in its global quest to identify and participate in attractive investment opportunities.

                         A THREE-STEP RESEARCH PROCESS

         FUNDAMENTAL --------> QUANTITATIVE --------> ACTIVE PORTFOLIO
          RESEARCH               RESEARCH                MANAGEMENT


We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.



---------------
(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS IN AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


  4 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                     BY MAPPING THE STRUCTURE OF HUMAN DNA,
                    SCIENTISTS HAVE OPENED THE DOOR FOR THE
                     FURTHER DISCOVERY AND DEVELOPMENT OF A
                     NEW GENERATION OF INNOVATIVE DRUGS TO
                  TREAT COMPLEX DISEASES. IN THE EARLY 1990S,
                   THERE WERE APPROXIMATELY 100 DRUGS IN THE
                             BIOTECHNOLOGY AREA IN
                     VARIOUS STAGES OF DEVELOPMENT. TODAY,
                      THERE ARE OVER 1,000 IN DEVELOPMENT.

                             SOURCE: ERNST & YOUNG.
--------------------------------------------------------------------------------

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)

Our fundamental, proprietary research can add value to active portfolio management by providing timely and unbiased information to our decision-making processes. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

o Superior products or services
o Outstanding managements
o Solid balance sheets
o Market leadership
o Leading innovation

In our opinion, these are the companies' strengths that can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

THE CGAM RESEARCH PROCESS DEFINED

We look to differentiate ourselves from the traditional approach to investment management in a number of ways that we think can add value to the portfolio. Our management style can best be described as disciplined, yet flexible. Our formidable global reach and local expertise enable them to nurture research teams with direct access to the regions and industries where they do business. Our research organization is centered on a team-approach to stock research and selection by covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion to reach a prudent consensus.




  5 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                      IN 1999, 12,735 BIOTECHNOLOGY PATENTS
                      WERE GRANTED, A SIGNIFICANT INCREASE
                FROM 1985, WHEN ONLY 3,394 PATENTS WERE GRANTED.

              SOURCE: U.S. PATENT AND TRADEMARK OFFICE, JUNE 2000.
--------------------------------------------------------------------------------

Each stock analyst builds intensive, detailed company models from the ground up that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, quality of product offerings, costs and risks. These intensive models detail the analyst's assumptions for potential profitability for the company going forward, and provides some of the necessary information to forecast company fundamentals and make stock recommendations. The research team looks to ensure consistency in industry and accounting assumptions and that in turn can allow for better comparisons of earnings forecasts.

A common valuation framework-based on the Dividend Discount Model ("DDM") allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe that is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors such as earnings surprises to come up with an investment rating on a company's stock.

GLOBAL BIOTECHNOLOGY SECTOR UPDATE

We believe that present global economic conditions are favorable for many biotechnology companies. A demographic shift towards an aging population has led to rising drug consumption worldwide. As such, healthcare and drug spending has continued to rise in recent years. In addition, political and regulatory factors such as proposed Medicare reform and the U.S. Food and Drug Administration's
(FDA) streamlining of the drug approval process has had a positive impact on the industry.

We apply a systematic methodology to "see through" the recent hype surrounding biotechnology. We believe that our extensive biotechnology experience allows us to form a full understanding of the subtleties of the therapeutic markets and the applications of clinical data. With this in-depth understanding, we are able to identify what we deem to be solid companies with compelling long-term prospects.

The global biotechnology industry continued its practice of establishing strategic partnerships with pharmaceutical companies to develop new drugs during the period. These arrangements convinced many investors that these alliances could potentially result in the creation of viable new products. In addition, many biotechnology companies have continued to make development and licensing agreements that could lead to improved marketing initiatives for some new therapies.

Positive news flow benefiting a number of companies also came from the Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC(2)). This conference marked the start of a run of conferences which should provide further positive news flow on products in development, with the American Society of Human Genetics meeting starting in early October.

The political landscape has also improved somewhat in the U.S. for the biotechnology sector. It appears more likely that any major healthcare reform will not pass until next year. In addition, the proposals put forward by the two leading Presidential candidates may have a limited impact on biotechnology stocks.



-------------

(2) THE ICAAC, SPONSORED BY JOHNS HOPKINS UNIVERSITY'S DIVISION OF INFECTIOUS DISEASES, IS HELD ANNUALLY AND IS ATTENDED BY APPROXIMATELY 12,000 SCIENTISTS, PHYSICIANS, RESEARCHERS, CLINICIANS AND PHARMACISTS TO DISCUSS NEW ADVANCES IN THE HEALTH SCIENCES INDUSTRY.



  6 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                       EACH CGAM ANALYST BUILDS INTENSIVE,
                     DETAILED COMPANY MODELS FROM THE GROUND
                    UP THAT SEEKS TO ANTICIPATE A PARTICULAR
                    COMPANY'S FUTURE FINANCIAL PERFORMANCE.
--------------------------------------------------------------------------------

The investment strategy for the Fund is to invest in what we deem to be a diversified portfolio of biotechnology companies across the different disciplines that make up this sector. The Fund currently has positions in diversified therapeutic companies, "enablers" (i.e., companies producing products which allow other firms to carry out research, either through equipment or information) and mid- to late-stage research companies. We evaluate companies on four criteria--profitability (i.e., current or near-term), partnerships, products and pipeline. The higher a company rates on each of these criteria, the larger the position we will take in the company. Different from many other biotechnology funds, we focus on the longer-term outlook for each company, and subsequently have lower turnover than other, more "theme-driven" funds. While the Fund is a global fund, holding securities of firms based in at least three countries, including the U.S., the sector itself tends to be U.S.-based, and consequently the Fund is made up of almost 90% U.S. stocks.

The Fund has positions in companies such as Amgen Inc., Biogen Inc. and Serono, enablers such as Protein Design Labs Inc. and research-focused companies like Abgenix Inc. and QLT Inc. Many of the Fund's largest holdings are already profitable--Serono SA, Chiron Corp., Amgen Inc., Genentech Inc., Medimmune Inc.--which we feel may help the Fund weather any future volatility in the sector.

We also believe in diversifying our bets within the sector, hence the reason for the larger number of holdings. Among the not-yet-profitable companies held, we view Abgenix Inc. as a leader in antibody therapeutics, having four products under development, a good array of partnerships and strong momentum. QLTI Inc., the research leader and innovator in photodynamic therapy (light-activated drugs), derives revenues from an array of royalties and partnerships based on its intellectual property assets.

EXPERIENCED SECTOR FUND PORTFOLIO MANAGEMENT

The management of the sector funds is driven by analyst recommendations, long-term earnings and earnings momentum which form the basis of expected future returns within any given sector. These expected returns, coupled with detailed risk forecasts, determine what holdings will be selected. In building and maintaining the Fund's portfolio, we look to avoid a high risk-to-return on their investments and carefully monitor sector performance, constantly looking for any material changes and/or developments.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Global Biotechnology Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


The Investment Team at
Citibank N.A.

November 7, 2000


  7 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2000
-------------------------------------------------------------------------------

     SHARES                                SECURITY                                             VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK -- 97.4%
CANADA -- 6.6%
         39,561     Biochemical Pharmaceuticals Inc.* (Pharmaceuticals)                     $   979,135
         29,740     Hemosol Inc.* (Biotechnology)                                               290,099
         22,216     QLT Inc.* (Biotechnology)                                                 1,104,899
-------------------------------------------------------------------------------------------------------
                                                                                              2,374,133
-------------------------------------------------------------------------------------------------------
SWITZERLAND -- 2.5%
            995     Serono SA (Pharmaceuticals)                                                 895,035
-------------------------------------------------------------------------------------------------------
UNITED STATES -- 87.1%
          9,832     Abgenix Inc.* (Pharmaceuticals)                                             775,499
         55,814     Advanced Tissue Sciences Inc.* (Biotechnology)                              397,675
          5,013     Affymetrix Inc.* (Health Care Equipment & Supplies)                         277,595
        128,464     Amgen Inc.* (Biotechnology)                                               7,442,883
         22,770     Aradigm Corp.* (Health Care Equipment & Supplies)                           503,786
         10,275     Aviron* (Biotechnology)                                                     671,728
          7,288     Biogen Inc.* (Biotechnology)                                                438,646
         17,867     Biomatrix Inc.* (Biotechnology)                                             341,706
         21,116     Celgene Corp.* (Biotechnology)                                            1,359,343
          9,439     Cephalon Inc.* (Biotechnology)                                              506,166
         14,566     Chiron Corp.* (Biotechnology)                                               630,890
         17,356     COR Therapeutics Inc.* (Biotechnology)                                      980,614
         13,350     Entremed Inc.* (Biotechnology)                                              415,519
          9,440     Enzo Biochemical Inc.* (Biotechnology)                                      363,440
         10,757     Geltex Pharmaceuticals Inc.* (Biotechnology)                                533,816
          8,294     Genentech Inc.* (Biotechnology)                                             684,255
          5,114     Human Genome Sciences Inc.* (Biotechnology)                                 452,030
          7,904     Immunex Corp.* (Pharmaceuticals)                                            336,414
         14,374     Incyte Genomics Inc.* (Biotechnology)                                       526,448
          7,581     Inhale Therapeutic Systems * (Health Care Equipment & Supplies)             377,155
          7,251     Medarex Inc.* (Biotechnology)                                               443,217
         52,169     Medimmune Inc.* (Biotechnology)                                           3,410,548
          6,148     Millennium Pharmaceuticals* (Biotechnology)                                 446,114
          9,643     Neurogen Corp.* (Biotechnology)                                             303,152
         25,543     Northfield Laboratories Inc.* (Biotechnology)                               282,569
         23,479     Organogenesis Inc.* (Biotechnology)                                         294,427
          5,215     PE Biosystems Group (Health Care Equipment & Supplies)                      610,155
         15,781     PE Celera Genomics Group* (Biotechnology)                                 1,065,217
         13,990     Protein Design Labs Inc.* (Biotechnology)                                 1,889,743
         13,326     Regeneron Pharmaceuticals Inc.* (Biotechnology)                             356,471
         17,776     Sangstat MED Corp.* (Biotechnology)                                         177,760
         21,910     Sepracor Inc.* (Biotechnology)                                            1,492,619
         18,885     Vertex Pharmaceuticals Inc.* (Biotechnology)                              1,758,370
         15,703     Vical Inc.* (Biotechnology)                                                 333,689
         39,802     Xoma Ltd.* (Biotechnology)                                                  485,087
-------------------------------------------------------------------------------------------------------
                                                                                             31,364,746
-------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.2%
         6,844      Cambridge Antibody* (Pharmaceuticals)                                       427,003
-------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Identified Cost-- $39,701,436)                                          35,060,917
-------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

  8 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2000
-------------------------------------------------------------------------------

      FACE
     AMOUNT                             SECURITY                                             VALUE
-------------------------------------------------------------------------------------------------------
DISCOUNT NOTE -- 2.6%
      $939,000      Student Loan Marketing Discount Note
                      6.45% due 11/1/00 (Identified Cost-- $939,000)                         $  939,000
-------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Identified Cost-- $40,640,436+)                                        $35,999,917
-------------------------------------------------------------------------------------------------------

  * Non-income producing security.
  + Aggregate cost for federal income tax is substantially the same.

                       See Notes to Financial Statements.

  9 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 2000
-------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost-- $40,640,436)                    $35,999,917
     Cash                                                                  960
     Receivable for Fund shares sold                                   430,281
     Receivable for open forward foreign currency contract                  11
     Receivable from the Administrator (Note 10)                        44,883
-------------------------------------------------------------------------------
     TOTAL ASSETS                                                   36,476,052
-------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                  398,478
     Payable for Fund shares purchased                                   9,415
     Payable for open forward foreign currency contracts                     9
     Distribution fees payable                                          24,580
     Accrued expenses and other liabilities                             90,054
-------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 522,536
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $35,953,516
-------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                   $     3,644
     Capital paid in excess of par value                            40,614,613
     Accumulated net investment loss                                    (2,318)
     Accumulated net realized loss from security
      transactions and foreign currencies                              (21,902)
     Net unrealized depreciation of investments
      and foreign currencies                                        (4,640,521)
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $35,953,516
------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A                                                           859,230
     -------------------------------------------------------------------------
     Class B                                                         1,186,672
     -------------------------------------------------------------------------
     Class L                                                         1,598,042
------------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                      $9.88
     -------------------------------------------------------------------------
     Class B *                                                           $9.86
     -------------------------------------------------------------------------
     Class L **                                                          $9.86
------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
------------------------------------------------------------------------------
     Class A (net asset value plus 5.26% of net asset value per share)  $10.40
     -------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $9.96
------------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.




                       See Notes to Financial Statements.

  10 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000 INVESTMENT INCOME:
     Interest Income                                                $   42,740
-------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                           53,492
     Distribution fees (Note 2)                                         46,261
     Custody fees                                                       40,000
     Shareholder communications                                         30,509
     Audit fees                                                         17,667
     Registration fees                                                  10,580
     Legal fees                                                          3,068
     Directors' fees                                                     2,957
     Other                                                               1,814
-------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    206,348
     Less: Aggregate amount waived by the Manager (Note 2)             (43,313)
     Less: Expenses assumed by the Administrator (Note 11)             (44,883)
-------------------------------------------------------------------------------
     NET EXPENSES                                                      118,152
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (75,412)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From:
      Security (excluding short-term securities)
        and foreign currency transactions                                2,095
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                        (4,640,521)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (4,638,426)
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $(4,713,838)
-------------------------------------------------------------------------------





                       See Notes to Financial Statements.


  11 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 31, 2000  (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000
OPERATIONS:
     Net investment loss                                           $   (75,412)
     Net realized gain                                                   2,095
     Decrease in net unrealized depreciation                        (4,640,521)
-------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                         (4,713,838)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                               41,165,480
     Net asset value of shares issued for reinvestment of dividends         --
     Cost of shares reacquired                                        (498,126)
-------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS            40,667,354
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                               35,953,516
NET ASSETS:
     Beginning of period                                                     --
-------------------------------------------------------------------------------
     END OF PERIOD*                                                 $35,953,516
-------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                     $    (2,318)
-------------------------------------------------------------------------------



                       See Notes to Financial Statements.


  12 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Barney Global Biotechnology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Media & Telecommunications Fund and Smith Barney Global Technology Fund. On August 31, 2000, the Fund commenced operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $49,097, from paid in capital, $23,997 from accumulated net realized loss and $73,094 to accumulated net investment loss. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.

  13 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


2. MANAGEMENT AGREEMENT AND
   OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SSBC has delegated the daily management of the Fund to Citibank N.A., (the "SubAdviser"), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $53,492, of which $43,313 was voluntarily waived for the period ended October 31, 2000.

Salomon Smith Barney Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended October 31, 2000, the Fund paid transfer agent fees of $2,786 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2000, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------
CDSCs                        $  --          $ --      $    1,000
-------------------------------------------------------------------
Sales Charges               $259,000        $ --       $179,000
-------------------------------------------------------------------



Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended October 31, 2000, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------
Distribution Plan Fees       $3,349        $18,334      $24,578
-------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. INVESTMENTS

During the period ended October 31, 2000,  the  aggregate  cost of purchases and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

---------------------------------------------------------------------
Purchases                                            $40,051,165
---------------------------------------------------------------------
Sales                                                 $  351,159
---------------------------------------------------------------------

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------
Gross unrealized appreciation                      $ 1,605,939
Gross unrealized depreciation                       (6,246,458)
--------------------------------------------------------------------
Net unrealized depreciation                        $(4,640,519)
--------------------------------------------------------------------

4. FORWARD FOREIGN CURRENCY CONTRACTS

At October 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

5. OPTION CONTRACTS

                     LOCAL     MARKET   SETTLEMENT    UNREALIZED
FOREIGN CURRENCY   CURRENCY     VALUE      DATE       GAIN (LOSS)
-------------------------------------------------------------------

To Buy:
CHF                 12,859      7,155     11/2/00          11
GBP                  2,243      3,255     11/6/00          (9)
-------------------------------------------------------------------

Net Unrealized Gain
(Loss) on Forward
  Foreign Currency Contracts                                2
-------------------------------------------------------------------




  14 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. the risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

At October 31, 2000, the Fund did not write any options.

6. FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the Fund had no open futures contracts.

7. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

8. CONCENTRATION OF RISK

The Fund intends to invest at least 80% of its assets in bio-technology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.


  15 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

9. CAPITAL SHARES

At October 31, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.





At October 31, 2000, total paid-in capital amounted to the following for each class:

                             CLASS A       CLASS B         CLASS L
-------------------------------------------------------------------------------
Total Paid-in Capital      $9,580,974    $13,264,512     $17,821,868
-------------------------------------------------------------------------------


10. ASSUMPTION OF EXPENSES

SSBC has voluntarily agreed to pay a portion of the expenses of the Fund for the period ended October 31, 2000, which amounted to $44,883.

11. CAPITAL LOSS CARRYFORWARD

At October 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $21,902, available to offset future capital gains expiring October 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.



Transactions in shares of each class were as follows:


                                                     AUGUST 31, 2000
                                                (COMMENCEMENT OF OPERATIONS)
                                                    TO OCTOBER 31, 2000
                                              ---------------------------------
                                               SHARES                 AMOUNT
-------------------------------------------------------------------------------
CLASS A
Shares sold                                   865,546            $   9,646,712
Shares issued on reinvestment                      --                      --
Shares reacquired                              (6,316)                 (65,738)
-------------------------------------------------------------------------------
Net Increase                                  859,230            $   9,580,974
-------------------------------------------------------------------------------
CLASS B
Shares sold                                 1,216,537            $  13,558,737
Shares issued on reinvestment                      --                      --
Shares reacquired                             (29,865)                (294,225)
-------------------------------------------------------------------------------
Net Increase                                1,186,672            $  13,264,512
-------------------------------------------------------------------------------
CLASS L
Shares sold                                 1,611,305            $  17,960,031
Shares issued on reinvestment                      --                      --
Shares reacquired                             (13,263)                (138,163)
-------------------------------------------------------------------------------
Net Increase                                1,598,042            $  17,821,868
-------------------------------------------------------------------------------




  16 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share of each class of capital stock from August 31, 2000 (Commencement of Operations) to October 31, 2000



CLASS A SHARES
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $11.40
-------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                          (0.04)
   Net realized and unrealized loss             (1.48)
-------------------------------------------------------------------------------
Total Income From Operations                    (1.52)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                           --
   Net realized gain                               --
-------------------------------------------------------------------------------
Total Distributions                                --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $9.88
-------------------------------------------------------------------------------
TOTAL RETURN                                    (13.33)%++
-------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)              $8,486
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                      1.52 %+
   Net investment loss                          (0.78)%+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             1%
-------------------------------------------------------------------------------

Note: If Agents of the Fund had not voluntarily  waived a portion of their fees, the net investment income (loss) per share and the ratios would have been as follows:
      Net investment loss per share                                  $(0.04)
      RATIOS:
      Expenses to average net assets                                   3.08%+
      Net investment loss to average net assets                       (2.34)%+
-------------------------------------------------------------------------------

Note: The per share amounts were computed using monthly average of shares during the period.
  +   Annualized.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.




                       See Notes to Financial Statements.


  17 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

For a share of each class of capital stock from August 31, 2000 (Commencement of Operations) to October 31, 2000



CLASS B SHARES
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $11.40
-------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                               (0.05)
   Net realized and unrealized loss                  (1.49)
-------------------------------------------------------------------------------
Total Income From Operations                         (1.54)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --
   Net realized gain                                     --
-------------------------------------------------------------------------------
Total Distributions                                      --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $9.86
-------------------------------------------------------------------------------
TOTAL RETURN                                        (13.51)%++
-------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                  $11,705
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                           2.28%+
   Net investment loss                               (1.51)%+
------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  1%
------------------------------------------------------------------------------

Note:If Agents of the Fund had not  voluntarily  waived a portion of their fees, the net  investment  loss per  share  and the  ratios  would  have  been as follows:
     Net investment loss per share                  $(0.05)
     RATIOS:
     Expenses to average net  assets                  3.84%+
     Net  investment  loss to  average  net assets   (3.07)%+
-------------------------------------------------------------------------------

Note: The per share amounts were computed using monthly average of shares during the period.
  +   Annualized.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.

                       See Notes to Financial Statements.

  18 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

For a share of each class of capital stock from August 31, 2000 (Commencement of Operations) to October 31, 2000



CLASS L SHARES
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.40
-------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                              (0.06)
   Net realized and unrealized loss                 (1.48)
-------------------------------------------------------------------------------
Total Income From Operations                        (1.54)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               --
   Net realized gain                                   --
-------------------------------------------------------------------------------
Total Distributions                                    --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $9.86
-------------------------------------------------------------------------------
TOTAL RETURN                                        (13.51)%++
-------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                   $15,763
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                           2.28%+
   Net investment loss                               (1.51)%+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  1%
-------------------------------------------------------------------------------

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:
       Net investment loss per share                $(0.06)
       RATIOS:
       Expenses to average net assets                 3.84%+
       Net investment loss to average net assets     (3.07)%+
-------------------------------------------------------------------------------

Note: The per share amounts were computed using monthly average of shares during the period.
  +   Annualized.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.


                       See Notes to Financial Statements.

  19 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIES INC.:


We have audited the accompnaying statement of assets and liabilities, including the schedule of investments, of Smith Barney Global Biotechnology Fund of Smith Barney Sector Series Inc. as of October 31, 2000, the related statement of operations, the statements of changes in net assets, and financial highlights for the period August 31, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Global Biotechnology Fund of Smith Barney Sector Series Inc. as of October 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period August 31, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                  /s/ KPMG LLP
                                                  ------------

New York, New York
December 11, 2000




                       See Notes to Financial Statements.

 20 Smith Barney Global Biotechnology Fund | 2000 Annual Report to Shareholders

SMITH BARNEY
GLOBAL BIOTECHNOLOGY FUND


    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus

    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    SSB Citi Fund Management LLC

    INVESTMENT SUBADVISER
    Citibank N.A.

    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors Inc.

    CUSTODIAN
    State Street Bank & Trust Co.

    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
-------------------------------------------------------------------------------

                    This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Global Biotechnolgoy Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

                    SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                    Smith Barney Mutual Funds
                    388 Greenwich Street, MF-2
                    New York, New York 10013

                    For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

                    www.smithbarney.com/mutualfunds


                   [SALOMON SMITH BARNEY LOGO]


                   Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                   FD02132 12/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                     GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2000



                                 [LOGO OMITTED]
                                  Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                       [Graphic] Research Series

ANNUAL REPORT o OCTOBER 31, 2000
SMITH BARNEY GLOBAL MEDIA &
TELECOMMUNICATIONS FUND

CITIBANK GLOBAL
ASSET MANAGEMENT

Citibank, N.A., through its Citibank Global Asset Management division is the subadviser to the Fund. Comprising a seasoned group of investment and research professionals, the Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, the development, production, sale and distribution of goods or services used in the broadcast and media industries; companies engaged in design, development, manufacturing, distribution or sale of communications services and equipment; and companies that are involved in supplying equipment or services to such companies, as well as companies that offer telephone service, wireless communications, satellite communications, television and movie programming, broadcasting, and Internet access.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
August 31, 2000

             Class A   Class B   Class L
--------------------------------------------------------------------------------
NASDAQ       SMTAX     SMTBX     SGMLX
--------------------------------------------------------------------------------
Inception    8/31/00   8/31/00   8/31/00
--------------------------------------------------------------------------------


SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND*
TOTAL RETURNS OCTOBER 31, 2000

                        WITHOUT SALES CHARGES(1)
                     Class A   Class B   Class L
--------------------------------------------------------------------------------
Since Inception      (8.07)%   (8.16)%   (8.16)%
(August 31, 2000)**
--------------------------------------------------------------------------------

                          WITH SALES CHARGES(2)
                     Class A   Class B   Class L
--------------------------------------------------------------------------------
Since Inception     (12.67)%  (12.75)%   (9.99)%
(August 31, 2000)**
--------------------------------------------------------------------------------
* Since the Fund focuses its investments on companies involved in the media and telecommunications industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**  Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% per year until CDSC, which applies if shares are redeemed within the first year of purchase.


--------------------------------------------------------------------------------

WHAT'S INSIDE
Your Investment in the Smith Barney
Global Media & Telecommunications Fund ...........     1
Letter from the Chairman .........................     2
Fund at a Glance .................................     3
Shareholder Letter ...............................     4
Schedule of Investments ..........................     8
Statement of Assets and Liabilities ..............    10
Statement of Operations ..........................    11
Statement of Changes in Net Assets ...............    12
Notes to Financial Statements ....................    13
Financial Highlights .............................    17
Independent Auditors' Report .....................    20

                                 [LOGO OMITTED]
                                  Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed(SM)

--------------------------------------------------------------------------------
  Investment Poducts: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                     GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

Led by Citibank N.A. through its Citibank Global Asset Management ("CGAM") division, the Fund offers you the opportunity to participate in the long-term growth potential of the media and telecommunications industries. The Fund's management team comprises a seasoned group of investment and research professionals who follow a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

[GRAPHIC]      AN INVESTMENT IN THE FUTURE OF GLOBAL MEDIA AND
               TELECOMMUNICATIONS
               An investment in the Fund represents an opportunity to take advantage of the anticipated growth and increasing importance of the media and telecommunications industries. And while this sector has seen its fair share of challenges of late, we continue to view its long-term prospects favorably.

[GRAPHIC]      DIVERSIFICATION IN A TARGETED SECTOR*
               An investment in the Fund offers investors a way to invest in the broad range of companies shaping the media and telecommunications industries, both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries, such as broadcasting, media and communications, among others.

[GRAPHIC]      THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
               THE RESEARCH SERIES
               The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of CGAM. This series of funds focuses on potential opportunities from well-defined industries, sectors and trends.

[GRAPHIC]      A COMMITMENT TO MANAGING YOUR SERIOUS MONEY
               SSB Citi Asset Management Group ("SSB Citi"), the investment management division of Citigroup comprises Smith Barney Asset
               Management, Salomon Brothers Asset Management and Citibank Global
               Asset Management, each an organization with extensive investment capabilities.

               SSB Citi, as a member of one of the largest financial services providers in the world, offers you the benefits of our global capabilities. At SSB Citi, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


*Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program, and the value of its shares may fluctuate more than shares invested in a broader range of industries.


             1 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

                            LETTER FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN


The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management Group ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,(1) SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

A FEW THOUGHTS ON SECTOR INVESTING

Over the past few years, we have seen how profoundly the advancements made in sectors such as technology and telecommunications have transformed our daily lives. Computer applications, wireless communications and biotechnological discoveries have created new investment opportunities and have changed how we communicate and how we are entertained. The new and developing sectors of the economy that are involved in bringing these products, services and technologies to life may offer exceptional growth potential, and many investors should consider having a portion of their investment portfolios in them.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies will perform better than the others over time. The team of experienced professionals at Citibank N.A. thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, CGAM seeks to offer an opportunity for you to participate in those companies that it believes are best-positioned in their respective industries.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of short-term volatility. We think you need to maintain a long-term investment horizon and remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.


Sincerely,


/s/ Heath B. McLendon
---------------------
Heath B. McLendon
Chairman

November 6, 2000



--------------------------------------------------------------------------------
(1) AS OF OCTOBER 31, 2000. THIS FIGURE REPRESENTS RETAIL, INSTITUTIONAL, MONEY AND SEPARATE ACCOUNTS.




             2 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report toShareholders

--------------------------------------------------------------------------------
SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND VS. MSCI ALL-WORLD INDEX
--------------------------------------------------------------------------------
        AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) -- OCTOBER 31, 2000

       [The following table represents a line chart in the printed piece.]

                                    Class A                 MSCI
                 8/30/00               9500                10000
                 9/30/00               8625                 9469
                 10/31/00              8733                 9312

A $10,000 investment in the Fund made on August 31, 2000 would have declined to $8,733 with sales charge (as of October 31, 2000). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

*The Morgan Stanley Capital International All-World Index ("MSCIAll-World") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

 1. VODAFONE GROUP .................................   8.1%

 2. VERIZON COMMUNICATIONS .........................   6.4

 3. BELLSOUTH CORP. ................................   5.4

 4. SBC COMMUNICATIONS .............................   5.3

 5. DEUTSCHE TELEKOM ...............................   4.1

 6. VIACOM INC. ....................................   3.9

 7. FRANCE TELECOM .................................   3.4

 8. OMNICOM GROUP ..................................   3.3

 9. WALT DISNEY CO. ................................   3.3

10. NIPPON TELEGRAPH & TELEPHONE CO. ...............   3.1

* As a percentage of total investments.


--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

       [The following table represents a pie chart in the printed piece.]

                                1.5% Australia
                                6.2% Asia/Pacific
                                2.0% Short-Term
                               34.8% Europe
                               55.5% The Americas


             3 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the inaugural annual report for the Smith Barney Sector Series Inc.--Smith Barney Global Media & Telecommunications Fund ("Fund") for the period from August 31, 2000 through October 31, 2000. In this report we have summarized the periods prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 9 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

Since its inception on August 31, 2000 through October 31, 2000, the Fund's Class A shares, without and with sales charges generated negative returns of 8.07% and 12.67%, respectively. In comparison, the Morgan Stanley Capital International All-World Index ("MSCI All-World Index")(1) returned a negative 6.88% for the same period. Please note that past performance is not indicative of future results.

GLOBAL SECTOR INVESTING--THE CGAM PROCESS
Our approach to global sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

Our management team is made up of a group of high-quality, seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in its global quest to identify and participate in attractive investment opportunities.

                          A THREE-STEP RESEARCH PROCESS
              -----------         ------------        ----------------
              FUNDAMENTAL  ----   QUANTITATIVE  ----  ACTIVE PORTFOLIO
              RESEARCH            RESEARCH            MANAGEMENT
              -----------         ------------        ----------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)

----------
(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS IN AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


             4 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

Our fundamental, proprietary research can add value to active portfolio management by providing timely and unbiased information to their decision-making processes. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

o Superior products or services
o Outstanding managements
o Solid balance sheets
o Market leadership
o Leading innovation

--------------------------------------------------------------------------------
                    APPROXIMATELY 200 MILLION PEOPLE, ONLY 3%
                   OF THE WORLD'S POPULATION CURRENTLY USE THE
                  INTERNET. E-COMMERCE IS RISING EXPONENTIALLY,
                    AS THE INTERNET BRINGS ONLINE SHOPPING TO
                    EVERYTHING FROM AUTOMOBILES TO VACATIONS.

              SOURCE: CLINTON ADMINISTRATION AGENDA FOR THE SEATTLE
                    WORLD TRADE ORGANIZATION MEETING, 1999.
--------------------------------------------------------------------------------
In our opinion, these are the companies' strengths that can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

THE CGAM RESEARCH PROCESS DEFINED

We look to differentiate ourselves from the traditional approach to investment management in a number of ways that we think we can add value to the portfolio. Our management style can best be described as disciplined, yet flexible. Our formidable global reach and local expertise enable us to nurture research teams with direct access to the regions and industries where we do business. Our research organization is centered on a team-approach to stock research and selection by covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion to reach a prudent consensus.

Each stock analyst builds intensive, detailed company models from the ground up that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, quality of product offerings, costs and risks. These intensive models detail the analyst's assumptions for potential profitability for the company going forward and provides some of the necessary information to forecast company fundamentals and make stock recommendations. The research team looks to ensure consistency in industry and accounting assumptions and that in turn can allow for better comparisons of earnings forecasts.

A common valuation framework--based on the Dividend Discount Model ("DDM")--allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation


             5 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders
of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors such as earnings surprises to come up with an investment rating on a company's stock.

THE GLOBAL MEDIA AND TELECOMMUNICATIONS FUND--THE CGAM APPROACH
We believe there are several key trends driving the growth of technology such as:

o Deregulation that has continued to erode barriers to entry and stimulating competition on a global scale;

o Technological advances that have rapidly improved the price-performance of and demand for communications networks;

o The recent explosion of the wireless and Internet industries due in large part to strong demand for worldwide "anytime, anywhere" connectivity;

o Distribution of a wide range of new services and revenue opportunities requiring media content and data communications; and

o Industry-wide consolidation due to a need for economies of scale and global reach.

--------------------------------------------------------------------------------
                     IN THE YEARS AHEAD, WIRELESS USERS MAY
                    REPRESENT ONE OF THE BIGGEST SOURCES OF
                           TELECOMMUNICATIONS GROWTH.
--------------------------------------------------------------------------------

Our technology team believes that our view of the media and telecommunications industries differs from many investment professionals. The two themes we draw from are:

o GLOBAL COVERAGE AND LOCAL PRESENCE. The team looks to provide timely insights regarding cross-border consolidation and emerging technologies. The team is confident that their extensive research allows them to clearly evaluate the viability of companies' plans to expand internationally.

o CONSISTENT, LONG-TERM FORECASTS. The team believes that the lines between the media, telecommunications and technology industries are becoming less blurring. The team also holds the view that "traditional" valuation methods used in evaluating the media and telecommunications industries do not take into consideration differing accounting standards and stages of development or market potential.

GLOBAL MEDIA & TELECOMMUNICATIONS SECTOR UPDATE
The worldwide media sector, in our view, has reached appropriate valuation levels after recent declines. Advertising expenditures continues at a robust pace, although the rate of growth is expected to slow down in line with the slowing growth of the U.S. economy. European advertising growth is witnessing an exceptional year with growth rates of approximately 18% in France, 15% in Italy and double-digit growth in most European countries.

During the period, corporate activity in the sector remained strong, as seen by the highly visible deals between America Online and Time Warner, Fox and Chris Craft, WWP and Young and Rubicam, News Corporation and Gemstar and Vivendi and Universal. We anticipate that corporate consolidation activity may also continue in radio and satellite television.

Intense competition continues to pressure the long distance telecommunications sector. The largest U.S. carriers, AT&T, WorldCom, and Sprint all significantly reduced their outlooks during the past month to reflect severe pricing pressure and market share losses. In our opinion, the key drivers impacting their businesses were new entrants, new technology, and a migration of traffic to wireless networks. These competitive pressures are affecting not only their long-distance voice business, but also their

             6 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders
data and Internet backbone businesses where growth is slowing. For these reasons, we continue to favor the local telephone companies such as Verizon Communications, BellSouth Corp., SBC Communications, and Alltel Corp. We think the local telephone companies that have more stable and defendable local businesses are beginning to take market share from the long distance operators, and are seeing solid growth in their wireless operations due to overall acceleration in U.S. wireless penetration.

The Fund is presently slightly overweight in the advertising industry through its holdings in Omnicom and Interpublic Group. Although Internet advertising budgets have recently been cut, we believe that these two companies have enough "traditional" advertising pipeline and future prospects to warrant our investment. We are underweight telecommunications firms and broadcasters, although within this underweight we see good opportunities in satellite broadcasting through General Motors' Hughes Electronics subsidiary, which has been mentioned as a potential acquisition target for News Corporation, Rupert Murdoch's Australian media firm.

Also in the telecommunications space, we are positive on NTT DoCoMo Inc., whose "i-mode" wireless protocol has high market share in Japan, and the possibility of export to other markets.

Although we look to identify those companies held in the Fund through bottom-up fundamental research and stock selection, the overall industry mix is consistent with the top-down strategic industry themes that we use for estimate forecasting and rating formulation. Because the telecommunications sector is going through many changes and deregulation, we carefully monitor the Fund's holdings to reflect any changes that may have an impact on performance.

--------------------------------------------------------------------------------
                      THE MANAGEMENT OF OUR SECTOR FUNDS IS
                     DRIVEN BY OUR ANALYST RECOMMENDATIONS,
                    LONG-TERM EARNINGS AND EARNINGS MOMENTUM
                     FACTORS THAT FORM THE BASIS OF EXPECTED
                     FUTURE RETURNS WITHIN ANY GIVEN SECTOR.
--------------------------------------------------------------------------------

EXPERIENCED SECTOR FUND PORTFOLIO MANAGEMENT
The management of the sector funds is driven by analyst recommendations, long-term earnings and earnings momentum which form the basis of expected future returns within any given sector. These expected returns, coupled with detailed risk forecasts, determine what holdings will be selected. In building and maintaining the Fund's portfolio, we look to avoid a high risk-to-return on their investments and carefully monitor sector performance, constantly looking for any material changes and/or developments.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Global Media & Telecommunications Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


The Investment Team at
Citibank N.A.

NOVEMBER 7, 2000


             7 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2000
--------------------------------------------------------------------------------

     SHARES                               SECURITY                                       VALUE
====================================================================================================
COMMON STOCK -- 97.9%
AUSTRALIA -- 1.5%
         14,427     News Corp. (Media)                                                   $129,374
----------------------------------------------------------------------------------------------------
BRAZIL -- 0.6%
          1,000     Telemig Celular Participacoes S.A. (Telecommunication Services)        52,500
----------------------------------------------------------------------------------------------------
FINLAND -- 0.8%
          3,272     Sonera Oyj (Telecommunication Services)                                72,081
----------------------------------------------------------------------------------------------------
FRANCE -- 4.0%
            389     Canal Plus (Media)                                                     56,283
          2,853     France Telecom S.A. (Telecommunication Services)                      298,274
----------------------------------------------------------------------------------------------------
                                                                                          354,557
----------------------------------------------------------------------------------------------------
GERMANY  -- 4.1%
          9,487     Deutsche Telekom AG (Telecommunication Services)                      356,242
----------------------------------------------------------------------------------------------------
HONG KONG -- 1.7%
         71,000     Pacific Century* (Telecommunication Services)                          54,622
        144,000     South China Morning Post (Media)                                       98,782
----------------------------------------------------------------------------------------------------
                                                                                          153,404
----------------------------------------------------------------------------------------------------
ITALY -- 5.0%
         17,241     Olivetti S.p.A. (Telecommunication Services)                           52,232
         14,803     Telecom Italia S.P.A. (Telecommunication Services)                    171,469
         24,791     T.I.M. S.p.A. (Telecommunication Services)                            210,797
----------------------------------------------------------------------------------------------------
                                                                                          434,498
----------------------------------------------------------------------------------------------------
JAPAN -- 4.5%
             30     Nippon Telegraph & Telephone Co.* (Telecommunication Services)        273,015
              5     NTT DoCoMo, Inc. (Telecommunication Services)                         123,264
----------------------------------------------------------------------------------------------------
                                                                                          396,279
----------------------------------------------------------------------------------------------------
MEXICO -- 1.8%
         59,403     Grupo Televisa* (Media)                                               160,893
----------------------------------------------------------------------------------------------------
NETHERLANDS -- 0.7%
          2,920     KON NV (Telecommunication Services)                                    59,148
----------------------------------------------------------------------------------------------------
SPAIN -- 4.2%
         4,154      Sogecable, S.A.* (Media)                                              101,522
        13,977      Telefonica, S.A. (Telecommunication Services)                         266,514
----------------------------------------------------------------------------------------------------
                                                                                          368,036
----------------------------------------------------------------------------------------------------
UNITED STATES -- 53.7%
          8,255     AT&T Corp. (Telecommunication Services)                               191,413
          4,336     AT&T Corp.-- Liberty Media Corporation* (Media)                        78,048
          5,182     AT&T Wireless Group* (Telecommunication Services)                     129,226
          1,942     ALLTEL Corp. (Telecommunication Services)                             125,138
          9,814     Bellsouth Corp. (Telecommunication Services)                          474,139
          6,596     GM Corporation Cl. H* (Communications Equipment)                      213,710
          6,293     Interpublic Group of Companies, Inc. (Media)                          270,206
            619     Level 3 Communications, Inc.* (Telecommunication Services)             29,519
          3,072     New York Times Co. (Media)                                            112,896
          3,209     Nextel Communications Inc.* (Telecommunication Services)              123,346


                       SEE NOTES TO FINANCIAL STATEMENTS.

             8 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

     SHARES                               SECURITY                                       VALUE
==========================================================================================================
UNITED STATES -- 53.7% (CONTINUED)
          3,126     Omnicom Group (Media)                                                     $  288,373
          4,885     Qwest Communications International Inc.* (Telecommunication Services)        237,533
          8,029     SBC Communications Inc. (Telecommunication Services)                         463,173
          2,073     Scripps Co. (E.W.) -- Cl. A (Media)                                          121,141
          1,925     Sprint PCS* (Telecommunication Services)                                      73,391
          2,862     Time Warner Inc. (Media)                                                     217,254
          3,587     Univision Communications Inc.* (Media)                                       137,203
          9,721     Verizon Communications (Telecommunication Services)                          561,995
          6,067     Viacom Inc.* (Media)                                                         345,061
          8,008     Walt Disney Co. (Media)                                                      286,787
          9,050     Worldcom Inc.* (Telecommunication Services)                                  214,937
----------------------------------------------------------------------------------------------------------
                                                                                               4,694,489
----------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 15.3%
        12,001      British Sky Broadcast (Media)                                                173,258
        16,295      British Telecommunications Plc. (Telecommunication Services)                 191,037
        22,509      Carlton Communications (Media)                                               181,260
         4,231      Reuters Group (Media)                                                         82,385
       170,592      Vodafone Group Plc. (Telecommunication Services)                             709,764
----------------------------------------------------------------------------------------------------------
                                                                                               1,337,704
----------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Identified Cost -- $9,151,128)                                            8,569,205
==========================================================================================================

      FACE
     AMOUNT                                 SECURITY                                             VALUE
==========================================================================================================
DISCOUNT NOTE -- 2.1%
      $180,000      Student Loan Marketing Discount Note,
                    6.45% due 11/01/00 (Identified Cost -- $180,000)                             180,000
==========================================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Identified Cost -- $9,331,128+)                                          $8,749,205
==========================================================================================================
  *  NON-INCOME PRODUCING SECURITY.
  + AGGREGATE COST FOR FEDERAL INCOME TAXES IS SUBSTANTIALLY THE SAME.



                       SEE NOTES TO FINANCIAL STATEMENTS.

             9 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $9,331,128)                                       $  8,749,205
     Cash                                                                                      439
     Receivable for Fund shares sold                                                        75,876
     Receivable from Sub-Administrator (Note 10)                                            62,120
     Receivable for securities sold                                                         11,327
     Receivable for open forward foreign currency contracts (Note 4)                            25
     Dividends and interest receivable                                                      11,946
--------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                        8,910,938
--------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                       78,699
     Payable for Fund shares purchased                                                       2,727
     Distribution fees payable                                                               6,113
     Payable for open forward foreign currency contracts (Note 4)                               39
     Accrued expenses and other liabilities                                                 62,165
--------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                     149,743
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                      $  8,761,195
========================================================================================================
NET ASSETS:
     Par value of capital shares                                                      $        836
     Capital paid in excess of par value                                                 9,361,069
     Undistributed net investment income                                                    35,621
     Accumulated net realized loss from security transactions and foreign currencies       (54,355)
     Net unrealized depreciation of investments                                           (581,976)
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                      $  8,761,195
========================================================================================================
SHARES OUTSTANDING:
     Class A                                                                               118,057
     ---------------------------------------------------------------------------------------------------
     Class B                                                                               497,979
     ---------------------------------------------------------------------------------------------------
     Class L                                                                               220,895
     ---------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                         $10.48
     ---------------------------------------------------------------------------------------------------
     Class B *                                                                              $10.47
     ---------------------------------------------------------------------------------------------------
     Class L **                                                                             $10.47
     ---------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                      $11.03
     ---------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                      $10.58
========================================================================================================

  * REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).
 ** REDEMPTION  PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES
    ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.




                       SEE NOTES TO FINANCIAL STATEMENTS.

            10 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

INVESTMENT INCOME:
     Dividends                                                                             $    13,350
     Interest                                                                                   11,526
     Less: Foreign withholding tax                                                                (107)
---------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                    24,769
---------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                                   10,434
     Distribution fees (Note 2)                                                                 11,764
     Custody fees                                                                               20,750
     Registration fees                                                                           2,584
     Shareholder communications                                                                 30,509
     Audit fees                                                                                 17,667
     Legal fees                                                                                  3,068
     Directors' fees                                                                             2,957
     Other                                                                                       1,314
---------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                            101,047
     Less: expenses assumed by the Sub-Administrator (Note 10)                                 (62,120)
     Less: aggregate amount waived by the Manager (Note 2)                                     (10,434)
---------------------------------------------------------------------------------------------------------
     NET EXPENSES                                                                               28,493
---------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                             (3,724)
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security (excluding short-term securities) and foreign currency transactions           (26,774)
---------------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                                                  (581,976)
---------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                       (608,750)
---------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                     $  (612,474)
==========================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

            11 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

OPERATIONS:
     Net investment loss                                                   $   (3,724)
     Net realized loss                                                        (26,774)
     Increase in net unrealized depreciation                                 (581,976)
---------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                  (612,474)
---------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                       9,538,770
     Net asset value of shares issued for reinvestment of dividends                --
     Cost of shares reacquired                                               (165,101)
---------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                    9,373,669
---------------------------------------------------------------------------------------

INCREASE IN NET ASSETS                                                      8,761,195

NET ASSETS:
     Beginning of period                                                           --
---------------------------------------------------------------------------------------
     END OF PERIOD*                                                        $8,761,195
=======================================================================================
* Includes undistributed net investment income:                              $ 35,621
=======================================================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.

            12 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Smith Barney Global Media & Telecommunications Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund, and Smith Barney Global Technology Fund. On August 31, 2000, the Fund commenced operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $11,764 from paid in capital, $17,210 from accumulated net realized loss and $28,974 to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this adjustment; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.



            13 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.  Management Agreement and
    Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SSBC has delegated the daily management of the Fund to Citibank N.A., (the SubAdviser), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $10,434, all of which was waived for the period ended October 31, 2000.

Salomon Smith Barney Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended October 31, 2000, the Fund paid transfer agent fees of $650 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2000, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
================================================================================
CDSCs                        $  --          $ --        $  --
--------------------------------------------------------------------------------
Sales Charges                $34,000        $ --        $25,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended October 31, 2000, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
================================================================================
Distribution Plan Fees        $426         $7,901       $3,437
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.  Investments

During the period ended October 31, 2000,  the  aggregate  cost of purchases and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

================================================================================
Purchases                                                            $9,398,734
--------------------------------------------------------------------------------
Sales                                                                $  224,605
================================================================================

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $  447,815
Gross unrealized depreciation                                        (1,029,791)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $ (581,976)
================================================================================







4. Forward Foreign Currency Contracts

At October 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                         LOCAL     MARKET   SETTLEMENT    UNREALIZED
FOREIGN CURRENCY       CURRENCY     VALUE      DATE        GAIN/LOSS
================================================================================
TO BUY
Euro                    10,240     $ 8,691    11/3/00       $  25
Pound Sterling          10,093     $14,646    11/6/00         (39)
--------------------------------------------------------------------------------
Net Unrealized Loss
  on Forward Foreign
  Currency Contracts                                         $(14)
================================================================================


            14 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended October 31, 2000, the Fund did not write any options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the Fund had no open futures contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

8. Concentration of Risks

The  Fund   intends   to  invest  at  least  80%  of  its   assets  in  media  &
telecommunications related investments. As a result of this concentration policy, which is a fundamental policy of the


            15 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Funds' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

9.  Capital Shares

At October 31, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each class:

                                CLASS A          CLASS B          CLASS L
================================================================================
Total Paid-in Capital         $1,311,991       $5,591,667       $2,470,011
================================================================================

10. Assumption of Expenses

SSBH has voluntarily agreed to pay a portion of the expenses of the Fund for the period ended October 31, 2000, which amounted to $62,120.

11. Capital Loss Carryforward

At October 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $54,076, available to offset future capital gains expiring October 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.



Transactions in shares of each class were as follows:

                                                         AUGUST 31, 2000
                                                  (COMMENCEMENT OF OPERATIONS)
                                                       TO OCTOBER 31, 2000
                                               ---------------------------------
                                                SHARES                 AMOUNT
================================================================================
CLASS A
Shares sold                                     119,238             $ 1,323,986
Shares issued on reinvestment                        --                      --
Shares reacquired                                (1,181)                (11,995)
--------------------------------------------------------------------------------
Net Increase                                    118,057             $ 1,311,991
================================================================================
CLASS B
Shares sold                                     509,391             $ 5,706,545
Shares issued on reinvestment                        --                      --
Shares reacquired                               (11,412)               (114,878)
--------------------------------------------------------------------------------
Net Increase                                    497,979             $ 5,591,667
================================================================================
CLASS L
Shares sold                                     224,522             $ 2,508,239
Shares issued on reinvestment                        --                      --
Shares reacquired                                (3,627)                (38,228)
--------------------------------------------------------------------------------
Net Increase                                    220,895             $ 2,470,011
================================================================================



            16 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS A SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.09)
   Net realized and unrealized loss                                   (0.83)
--------------------------------------------------------------------------------
Total Income From Operations                                          (0.92)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.48
--------------------------------------------------------------------------------
TOTAL RETURN                                                          (8.07)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $1,237
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.52%+
   Net investment loss                                                 0.35%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   3%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,
      THE NET INVESTMENT INCOME (LOSS) PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

      Net investment loss per share                                  $(0.09)
      RATIOS:
      Expenses to average net assets                                   7.08%+
      Net investment loss to average net assets                       (5.21)%+
================================================================================
NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES
      DURING THE PERIOD.
  +  ANNUALIZED.
  ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF
     THE TOTAL RETURN FOR THE YEAR.






                       SEE NOTES TO FINANCIAL STATEMENTS.

            17 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS B SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.10)
   Net realized and unrealized loss                                   (0.83)
--------------------------------------------------------------------------------
Total Income From Operations                                          (0.93)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.47
--------------------------------------------------------------------------------
TOTAL RETURN                                                          (8.16)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $5,212
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.29%+
   Net investment loss                                                (0.36)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   3%
================================================================================
NOTE: IF AGENTS OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR
      FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN
      AS FOLLOWS:

      Net investment loss per share                                  $(0.10)
      RATIOS:
      Expenses to average net assets                                   7.85%+
      Net investment loss to average net assets                       (5.92)%+
================================================================================
NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES
      DURING THE PERIOD.
   + ANNUALIZED.
  ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF
     THE TOTAL RETURN FOR THE YEAR.




                       SEE NOTES TO FINANCIAL STATEMENTS.

            18 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS L SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.10)
   Net realized and unrealized loss                                   (0.83)
--------------------------------------------------------------------------------
Total Income From Operations                                          (0.93)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.47
--------------------------------------------------------------------------------
TOTAL RETURN                                                          (8.16)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $2,312
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.28%+
   Net investment loss                                                (0.40)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   3%
================================================================================
NOTE: IF AGENTS OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR
      FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN
      AS FOLLOWS:

     Net investment loss per share                                   $(0.10)
     RATIOS:
     Expenses to average net assets                                    7.85%+
     Net investment loss to average net assets                        (5.96)%+
================================================================================
NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES
      DURING THE PERIOD.
   + ANNUALIZED.
  ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF
     THE TOTAL RETURN FOR THE YEAR.






                       SEE NOTES TO FINANCIAL STATEMENTS.

            19 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Global Media & Telecommunications Fund of Smith Barney Sector Series Inc. as of October 31, 2000, the related statement of operations, the statements of changes in net assets and financial highlights for the period August 31, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Global Media & Telecommunications Fund of Smith Barney Sector Series Inc., as of October 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period August 31, 2000 through October 31, 2000, in conformity with accounting prin`ciples generally accepted in the United States of America.


/s/ KPMG LLP
--------------------

New York, New York
December 11, 2000




            20 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus

    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    SSBCiti Fund Management LLC

    INVESTMENT SUBADVISER
    Citibank, N.A.

    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors Inc.

    CUSTODIAN
    State Street Bank & Trust Co.

    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT
    PFPCGlobal Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

--------------------------------------------------------------------------------
SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Global Media & Telecommunications Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY GLOBAL MEDIA &
   TELECOMMUNICATIONS FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds



SALOMON SMITH BARNEY [LOGO]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02131  12/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.

                             GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2000


[LOGO OMITTED] SMITH BARNEY MUTUAL FUNDS
               YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)


--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[LOGO] Research Series

Annual Report o October 31, 2000

SMITH BARNEY GLOBAL
TECHNOLOGY FUND

CITIBANK GLOBAL ASSET MANAGEMENT

Citibank, N.A., through its Citibank Global Asset Management division, is the subadviser to the Fund. Composed of a seasoned group of investment and research professionals, the Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to each market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

FUND FACTS

FUND INCEPTION
------------------------------------------
August 31, 2000

           CLASS A   CLASS B   CLASS L
------------------------------------------
NASDAQ      STFAX       --      SBGTX
INCEPTION  8/31/00   8/31/00   8/31/00
------------------------------------------


SMITH BARNEY GLOBAL TECHNOLOGY FUND*
TOTAL RETURNS OCTOBER 31, 2000

                           WITHOUT SALES CHARGES(1)

                        Class A     Class B    Class L
------------------------------------------------------------
Since Inception         (22.98)%    (23.07)%   (23.07)%
(August 31, 2000)**
------------------------------------------------------------


                          WITH SALES CHARGES(2)

                        Class A     Class B    Class L
------------------------------------------------------------
Since Inception         (26.83)%    (26.92)%   (24.60)%
(August 31, 2000)**
------------------------------------------------------------


* Since the Fund focuses its investments on companies involved in technology, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**  Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs after 5 years. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

--------------------------------------------------------------------------------
WHAT'S INSIDE

Your Investment in the Smith Barney
Global Technology Fund ..............................  1
Letter from the Chairman ............................  2
Fund at a Glance ....................................  3
Shareholder Letter ..................................  4
Schedule of Investments .............................  8
Statement of Assets and Liabilities ................. 10
Statement of Operations ............................. 11
Statement of Changes in Net Assets .................. 12
Notes to Financial Statements ....................... 13
Financial Highlights ................................ 17
Independent Auditors' Report ........................ 20

[LOGO OMITTED] SMITH BARNEY MUTUAL FUNDS
               YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Your Investment in the SMITH BARNEY GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

EXPOSURE TO GROWTH OPPORTUNITIES

Led by Citibank Global Asset Management ("CGAM"), the Fund seeks long-term capital appreciation through exposure to the global technology industry.

[GRAPHIC OMITTED]
     INNOVATION THAT TRANSFORMS THE WORLD
     Technological innovation has changed the face of the world. As further advancements continue to be made in many different areas across the globe, it may be beneficial to maintain broad exposure to global technology companies. CGAM continually monitors the global changes taking place, and looks to offer investors access to companies on the leading edge of technology.

[GRAPHIC OMITTED]
     DIVERSIFICATION IN A TARGETED SECTOR*
     An investment in the Fund offers investors a way to invest in a broad range of companies in the technology sectors, both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries, such as computers, semi-conductors, software, electronics and communications.

[GRAPHIC OMITTED]
     THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
     THE RESEARCH SERIES
     The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of CGAM. This series of funds focus on potential opportunities from well-defined industries, sectors and trends.

[GRAPHIC OMITTED]
     A COMMITMENT TO MANAGING YOUR SERIOUS MONEY
     SSB Citi Asset Management Group ("SSB Citi"), the investment management division of Citigroup, comprises Smith Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset Management, each an organization with extensive investment capabilities.

     SSB Citi, as a member of one of the largest financial services providers in the world, offers you the benefits of our unparalleled global capabilities.

     At SSB Citi, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

*Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program, and the value of its shares may fluctuate more than shares invested in a broader range of industries.

   1 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Asset Management Group ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,(1) SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

A FEW THOUGHTS ON SECTOR INVESTING

Over the past few years, we have seen how profoundly the advancements made in sectors such as technology and telecommunications have transformed our daily lives. Computer applications, wireless communications and biotechnological discoveries have created new investment opportunities. The new and developing sectors of the economy that are involved in bringing these products, services and technologies to life may offer exceptional growth potential, and many investors should consider having a portion of their investment portfolios in them.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which global technologies companies within a particular sector will perform better than the others over time. The team of experienced professionals at Citibank N.A. thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, CGAM seeks to offer you an opportunity for you to participate in those companies that it believes are best-positioned in their respective industries.

[PHOTO OMITTED]
HEATH B. MCLENDON
CHAIRMAN
-----------------

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of short-term volatility. We think you need to maintain a long-term investment horizon and remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon
---------------------

Heath B. McLendon
Chairman

NOVEMBER 6, 2000




---------------
(1) AS OF OCTOBER 31, 2000. THIS FIGURE REPRESENTS RETAIL, INSTITUTIONAL, MONEY AND SEPARATE ACCOUNTS.


   2 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY GLOBAL TECHNOLOGY FUND AT A GLANCE
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN THE
SMITH BARNEY GLOBAL TECHNOLOGY FUND VS. MSCI ALL-WORLD INDEX & MSCI INFORMATION TECHNOLOGY INDEX
--------------------------------------------------------------------------------
        AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) -- OCTOBER 31, 2000

[THE TABLE BELOW REPRESENTS LINE CHART IN PRINTED PIECE]

              SMITH BARNEY GLOBAL      MSCI ALL-WORLD      MSCI INFORMATION
            TECHNOLOGY FUND CLASS A       INDEX+          TECHNOLOGY INDEX++

8/31/00               9500                  10000               10000
9/30/00               7750                   9469                8146
10/31/00              7316                   9312                7521

A $10,000 investment in the Fund made on August 31, 2000 would have declined to $7,317 with sales charge (as of October 31, 2000). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

+ The Morgan Stanley Capital International All-World Index ("MSCI All-World Index") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note than an investor cannot invest directly in an index.

++ The Morgan Stanley Capital International  Information Technology Index ("MSCI
   Information Technology Index") is comprised of assets from MSCI's developed and emerging markets universes and includes assets from the information technology sector as defined by Morgan Stanley Dean Witter's "Global Industry Classification Standard." The index is composed of the developed and emerging markets countries in the MSCI World Extended and EMF Indices. The index constituents are weighted according to their market capitalizations. Each country's weight within the index will fluctuate over time according to market movements. The index is calculated without dividends and with gross dividends reinvested and is calculated in U.S. dollars and local currency. Past performance is not indicative of future results. Please note than an investor cannot invest directly in an index.

-----------------------------------------------------------
               TOP TEN COMMON STOCK HOLDINGS*
-----------------------------------------------------------

 1. MICROSOFT CORP. .................................  9.7%

 2. CISCO SYSTEMS INC. ..............................  8.7

 3. INTEL CORP. .....................................  6.8

 4. NOKIA OYJ .......................................  5.3

 5. EMCCORP. ........................................  4.9

 6. INTERNATIONAL BUSINESS MACHINES CORP. ...........  4.4

 7. ORACLE CORP. ....................................  3.9

 8. NORTEL NETWORKS CORP. ...........................  3.3

 9. AMERICA ONLINE INC. .............................  2.8

10. MOTOROLA INC. ...................................  2.5

-----------------------------------------------------------
                   PORTFOLIO BREAKDOWN*
-----------------------------------------------------------

[THE TABLE BELOW REPRESENTS PIE CHART IN PRINTED PIECE]

 0.6% Netherlands
 3.3% Canada
 1.1% United Kingdom
 1.9% Germany
 2.4% Short-Term
 2.8% Sweden
 3.7% France
 5.3% Finland
 9.8% Japan
69.1% United States

* As a percentage of total investments.

   3 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the inaugural annual report for the Smith Barney Sector Series Inc.--Smith Barney Global Technology Fund ("Fund") for the period from August 31, 2000 through October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions, and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 9 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

Since its inception on August 31, 2000 through October 31, 2000, the Fund's Class A shares, without and with sales charges, generated negative returns of 22.98% and 26.83%, respectively. In comparison, the Morgan Stanley Capital International All-World Index ("MSCIAll-World Index")(1) returned a negative 6.88% and the Morgan Stanley Capital International Information Technology Index ("MSCIInformation Technology Index")(2) returned a negative 24.79% for the same period. Please note that past performance is not indicative of future results.

GLOBAL SECTOR EQUITY INVESTING--THE CGAM PROCESS

Our approach to global sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. We look for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

The Fund's management team is made up of a high-quality, seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in its global quest to identify and participate in attractive investment opportunities.

                        A THREE-STEP RESEARCH PROCESS

              -------------     --------------     ------------------
               FUNDAMENTAL       QUANTITATIVE       ACTIVE PORTFOLIO
                RESEARCH           RESEARCH            MANAGEMENT
              -------------     --------------     ------------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that they think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)


--------------
(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS IN AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) THE MSCI INFORMATION TECHNOLOGY INDEX IS COMPRISED OF ASSETS FROM MSCI'S DEVELOPED AND EMERGING MARKETS UNIVERSES AND INCLUDES ASSETS FROM THE INFORMATION TECHNOLOGY SECTOR AS DEFINED BY MORGAN STANLEY DEAN WITTER'S "GLOBAL INDUSTRY CLASSIFICATION STANDARD." THE INDEX IS COMPOSED OF THE DEVELOPED AND EMERGING MARKETS COUNTRIES IN THE MSCIWORLD EXTENDED AND EMF INDICES. THE INDEX CONSTITUENTS ARE WEIGHTED ACCORDING TO THEIR MARKET CAPITALIZATIONS. EACH COUNTRY'S WEIGHT WITHIN THE INDEX WILL FLUCTUATE OVER TIME ACCORDING TO MARKET MOVEMENTS. THE INDEX IS CALCULATED WITHOUT DIVIDENDS AND WITH GROSS DIVIDENDS REINVESTED AND IS CALCULATED IN U.S. DOLLARS AND LOCAL CURRENCY. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

    MANAGEMENT BELIEVES THAT THE PERFORMANCE COMPARISON TO THE SPECIFIC INDEX IS A MORE APPROPRIATE COMPARISON THAN A COMPARISON TO ANY SINGLE BROAD-BASED SECURITIES MARKET INDEX, SUCH AS THE MSCI ALL-WORLD INDEX, BECAUSE THE SPECIFIC INDEX HAS BEEN TAILORED TO THE FUND'S INVESTMENT OBJECTIVE. IN ADDITION TO THIS SECTOR-SPECIFIC COMPARISON, HOWEVER, THE FUND WILL CONTINUE TO COMPARE ITS PERFORMANCE AGAINST MORE BROADLY-BASED SECURITIES MARKET INDEXES WHICH ARE REQUIRED TO BE INCLUDED IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

   4 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

Our fundamental, proprietary research looks to add value to active portfolio management by providing timely and unbiased information to their decision-making processes. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

o Superior products or services
o Outstanding managements
o Solid balance sheets
o Market leadership
o Leading innovation

In our opinion, these are the companies' strengths that can potentially create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

--------------------------------------------------------------------------------
                    ACCORDING TO A REPORT BY THE WORLD TRADE
                      ORGANIZATION: "THE PROLIFERATION OF
                      ELECTRONIC COMMERCE IS PREDICTED TO
                   LOWER TRANSACTION COSTS, FACILITATE ENTRY
                  AND INCREASE COMPETITION. THIS, IN TURN, MAY
                   LOWER PRICES, INCREASE QUALITY AND CREATE
                     NEW AND MORE DIVERSE PRODUCTS, THEREBY
                    INCREASING ECONOMIC GROWTH AND WELFARE."

             SOURCE: "ELECTRONIC COMMERCE AND THE ROLE OF THE WTO,"
                         1998 WORLD TRADE ORGANIZATION.
--------------------------------------------------------------------------------

THE CGAM RESEARCH PROCESS DEFINED

We look to differentiate ourself from the traditional approach to investment management in a number of ways that we think we can add value to clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our formidable global reach and local expertise enable us to nurture research teams with direct access to the regions and industries where they do business. Our research organization is centered on a team approach to stock research and selection by covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion to reach a prudent consensus.

Each stock analyst builds intensive, detailed company models from the ground up that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, quality of product offerings, costs and risks. These intensive models detail the analyst's assumptions for potential profitability for the company going forward and provides some of the necessary information to forecast company fundamentals and make stock recommendations. The research team looks to ensure consistency in industry and accounting assumptions and that in turn can allow for better comparisons of earnings forecasts.



   5 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

A common valuation framework--based on the Dividend Discount Model ("DDM") allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation with other fundamental factors such as earnings surprises to come up with an investment rating on a company's stock.

THE SMITH BARNEY GLOBAL TECHNOLOGY FUND

Unlike many "thematic" technology research efforts, our technology team uses both "top-down" and "bottom-up" strategies to identify promising companies they believe may offer long-term growth potential.

Our "top-down" assessment involves looking closely at the major trends, current events, high-level growth drivers and the structural assessment of profitability impacting the technology industry. This assessment also involves examining a company's competitive position by determining what drives demand and management capability.

--------------------------------------------------------------------------------
                   OUR SECTOR FUND MANAGEMENT STYLE CAN BEST
                   BE DESCRIBED AS DISCIPLINED, YET FLEXIBLE.
--------------------------------------------------------------------------------

The team's "bottom-up" assessment relies on looking at individual companies' participation in the marketplace, their market share projections, cost structure and investment requirements, in addition to growth estimates and treatment of market share tradeoffs. To ensure internal consistency in assessing technology companies, our team has developed an integrated view of technology consistent across regions and within sub-sectors of the technology industry.

GLOBAL TECHNOLOGY SECTOR UPDATE

The global technology sector was characterized by higher volatility during the period, as investors began to reassess the valuations placed on many companies in the sector that had yet to post earnings. However, despite this reassessment by many investors during the beginning of the period, technology stocks began to make up some of the losses they had experienced in April and in May. Yet, technology remains to be characterized by record volatility, as the slowing growth of the U.S. economy began to have a negative impact on earnings growth.

However, we believe the reasons for owning technology stocks over the long term remain compelling. We think that the technological revolution is still in its infancy and we remain confident that advances may continue to impact the world in many positive ways, especially in higher productivity. In particular, technology demand for enterprise servers and storage remains extremely robust.

Industry leaders such as Sun Microsystems, EMC, and Network Appliances continue to see accelerating demand for their products as global corporations further embrace the Internet. All three companies have recently delivered earnings ahead of expectations and have caused analysts to revise their forecasts higher.

We have built the Fund's portfolio by carefully following our analysts' best global ideas within the hardware, software, electronic equipment, Internet and information services industries, while at the same time looking to control risk in the portfolio. We strive for the highest return possible above the sector return, taking into account the risks associated with each industry and sub-sector within the sector.

   6 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

Our positions favor the infrastructure providers and established players -- hardware and software -- rather than the current "themes" in the sector. To help control risk, we apply bottom-up stock selection to each industry and sub-sector, ensuring that we are capturing our analyst's best ideas within each area. Small deviations reflect our relative opinions of one industry versus another within the sector, but are managed to control portfolio risk that arises from industry volatility.

--------------------------------------------------------------------------------
                    THE MANAGEMENT OF THE FUND IS DRIVEN BY
                       ANALYST RECOMMENDATIONS, LONG-TERM
                     EARNINGS AND EARNINGS MOMENTUM FACTORS
                     THAT FORM THE BASIS OF EXPECTED FUTURE
                     RETURNS WITHIN THE TECHNOLOGY SECTOR.
--------------------------------------------------------------------------------

The Fund is presently slightly overweight in hardware companies International Business Machines Corp. ("IBM") and Canon, and storage component manufacturer EMC Corporation relative to the benchmark. The Fund is also underweight in equipment manufacturers, although we see opportunities in Cisco Systems and Nortel Networks, two equipment manufacturers whose products provide the "backbone" for Internet traffic.

Relative  to  the  benchmark,  we are  slightly  overweight  in the  information services and software sectors, and underweight in equipment manufacturers. Though underweight in equipment, we do like cellular phone provider Nokia. Nokia has been gaining share at the expense of Ericsson, and though almost fairly-priced, we feel its strong momentum in a sector where many names are showing negative momentum will keep the stock strong.

We identify technology companies we are currently holding in the Fund's portfolio through our bottom-up fundamental research and stock selection, yet the overall industry mix is consistent with the top-down strategic industry themes, which we use for estimate forecasting and rating formulation. Since industries within this sector are quick to innovate and consolidate, we carefully monitor the Fund's holdings to reflect any changes that may have an impact on performance.

EXPERIENCED SECTOR FUND PORTFOLIO MANAGEMENT

The management of the sector funds is driven by analyst recommendations, long-term earnings and earnings momentum, which form the basis of expected future returns within any given sector. These expected returns, coupled with detailed risk forecasts, determine what holdings will be selected. In building and maintaining the Fund's portfolio, we look to avoid a high risk-to-return on their investments, and carefully monitor sector performance, constantly looking for any material changes and/or developments.

Thank you for investing in the Smith Barney Sector Series Inc.-Smith Barney Global Technology Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

The Investment Team at
Citibank N.A.

NOVEMBER 6, 2000

   7 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                                                 VALUE
==============================================================================================================
COMMON STOCK -- 97.6%

CANADA -- 3.3%
          3,694     Nortel Networks Corp. (Telecommunications)                                      $167,796
--------------------------------------------------------------------------------------------------------------

FINLAND -- 5.3%
          6,573     Nokia Oyj (Telecommunications)                                                   270,470
--------------------------------------------------------------------------------------------------------------

FRANCE -- 3.7%
          1,503     Alcatel (Telecommunications)                                                      91,705
            338     Cap Gemini (IT Consulting & Services)                                             53,923
            233     Sagem SA (Telecommunications)                                                     42,708
--------------------------------------------------------------------------------------------------------------
                                                                                                     188,336
--------------------------------------------------------------------------------------------------------------

GERMANY -- 1.9%
            484     SAP AG (Computer Software)                                                        97,551
--------------------------------------------------------------------------------------------------------------

JAPAN -- 9.8%
            200     Advantest (Semiconductor Equipment & Products)                                    26,083
          2,000     Canon Inc. (Office Electronics)                                                   79,366
          2,000     Fujitsu Group (Computers & Peripherals)                                           35,632
            400     Fujitsu Support and Services Inc. (Computers & Peripherals)                       48,609
          4,000     Hitachi (Electronic Equipment & Instruments)                                      42,891
            300     Kyocera Corp. (Electronic Equipment & Instruments)                                39,041
            300     Murata Manufacturing Co., Ltd. (Semiconductor Equipment & Products)               35,907
          2,000     NEC Corp. (Computers & Peripherals)                                               38,125
            300     Rohm Co.* (Semiconductor Equipment & Products)                                    75,636
            400     SoftBank Corp. (Internet Software & Services)                                     24,011
            300     Tokyo Electronics Ltd. (Semiconductor Equipment & Products)                       23,480
          4,000     Toshiba Corp. (Computers & Peripherals)                                           28,594
--------------------------------------------------------------------------------------------------------------
                                                                                                     497,375
--------------------------------------------------------------------------------------------------------------

NETHERLANDS -- 0.6%
          1,192     ASM Lithography Holdings * (Semiconductor Equipment & Products)                   32,581
--------------------------------------------------------------------------------------------------------------

SWEDEN -- 2.8%
         10,521     Ericsson Telecommunications (Telecommunications)                                 140,037
--------------------------------------------------------------------------------------------------------------

UNITED KINGDOM -- 1.1%
          4,396     Marconi Plc (Telecommunication)                                                   55,492
--------------------------------------------------------------------------------------------------------------

UNITED STATES -- 69.1%
          2,820     America Online Inc.* (Internet Software & Services)                              142,213
          1,569     Applied Materials Inc.* (Electronic Product Equipment)                            83,353
          2,761     Avaya Inc.* (Telecommunication)                                                   37,101
            272     Broadcom Corp.* (Semiconductor Equipment & Products)                              60,486
          8,177     Cisco Systems Inc.* (Computer Softwares)                                         440,536
          1,144     Corning Inc. (Telecommunications)                                                 87,516
          3,219     Dell Computer Corp.* (Electronic Data Processing Services)                        94,961
          2,811     EMC Corp.* (Computers & Peripherals)                                             250,355
          1,352     Electronics Data Systems Corp. (Electronic Data Processing Service)               63,460
          2,161     First Data Corp. (Electronic Data Processing Services)                           108,320
          1,191     General Motors Corp.* (Automobile)                                                38,588
          2,418     Hewlett Packard Co. (Computers & Peripherals)                                    112,286
          7,705     Intel Corp. (Semiconductor Equipment & Products)                                 346,725
          2,256     International Business Machines Corp. (Computers & Peripherals)                  222,216




                       SEE NOTES TO FINANCIAL STATEMENTS.

    8 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                                                 VALUE
==============================================================================================================
UNITED STATES (CONT'D)

          1,273     JDS Uniphase Corp.* (Electronic Products)                                    $   103,590
          4,039     Lucent Technologies Inc. (Telecommunications)                                     94,159
            999     Microchip Technology Inc.* (Semiconductor Equipment & Products)                   31,593
            905     Micron Technology Inc.* (Semiconductor Equipment & Products)                      31,449
          7,180     Microsoft Corp.*(Computer Softwares)                                             494,523
          5,062     Motorola Inc. (Telecommunications)                                               126,234
          6,070     Oracle Corp.* (Computer Softwares)                                               200,310
          1,401     Peoplesoft Inc.* (Computer Software)                                              61,140
          1,014     Qualcomm Inc.* (Telecommunications)                                               66,021
            894     Solectron Corp.* (Electronic Equipment & Instruments)                             39,336
          1,004     Symbol Technologies Inc. (Electrical Equipment)                                   45,619
          1,879     Texas Instruments Inc. (Semiconductor Equipment & Products)                       92,188
            775     Yahoo! Inc.* (Internet Software & Services)                                       45,434
--------------------------------------------------------------------------------------------------------------
                                                                                                   3,519,712
--------------------------------------------------------------------------------------------------------------

                    TOTAL COMMON STOCK
                    (Identified Cost -- $6,211,422)                                                4,969,350
==============================================================================================================

      FACE
     AMOUNT                            SECURITY                                                 VALUE
==============================================================================================================

DISCOUNT NOTE -- 2.4%

       $122,000     Student Loan Marketing Discount Note
                    6.45% due 11/01/00
                    (Identified Cost -- $122,000)                                                    122,000
==============================================================================================================

                    TOTAL INVESTMENTS -- 100%
                    (Identified Cost -- $6,333,422**)                                             $5,091,350
==============================================================================================================

 * NON-INCOME PRODUCING SECURITY.
** AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

   9 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost--$6,333,422)                                   $5,091,350
     Foreign currency, at value (Cost--$28,308)                                     28,086
     Cash                                                                              212
     Receivable for Fund shares sold                                                65,412
     Receivable for open forward foreign currency contract (Note 4)                     43
     Receivable for securities sold                                                 13,395
     Dividends and interest receivables                                                886
     Receivable from the Administrator (Note 10)                                    66,776
--------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                5,266,160
--------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for Fund shares purchased                                             106,241
     Payable for securities purchased                                                2,284
     Distribution fees payable                                                       3,401
     Accrued expenses and other liabilities                                         61,088
--------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                             173,014
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $5,093,146
============================================================================================

NET ASSETS:
     Par value of capital shares                                                       581
     Capital paid in excess of par value                                         6,402,550
     Undistributed net investment income                                            21,242
     Accumulated net realized loss
        from security transactions and foreign currencies                          (88,867)
     Net unrealized depreciation
        of investments and foreign currencies                                   (1,242,360)
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $5,093,146
============================================================================================

SHARES OUTSTANDING:
     Class A                                                                       137,418
     ---------------------------------------------------------------------------------------
     Class B                                                                       171,423
     ---------------------------------------------------------------------------------------
     Class L                                                                       271,774
     ---------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                  $8.78
     ---------------------------------------------------------------------------------------
     Class B *                                                                       $8.77
     ---------------------------------------------------------------------------------------
     Class L **                                                                      $8.77
     ---------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)               $9.24
     ---------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)               $8.86
============================================================================================

 * REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM PURCHASE (SEE NOTE 2).

** REDEMPTION  PRICE IS NAV OF CLASS L SHARES  REDUCED BY A 1.00% CDSC IF SHARES
   ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

   10 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD AUGUST 31, 2000  (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

INVESTMENT INCOME:
     Interest                                                                     $ 10,132
     Dividends                                                                       1,220
     Less: Foreign withholding tax                                                    (116)
--------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                        11,236
--------------------------------------------------------------------------------------------

EXPENSES:
     Management fees(Note 2)                                                         8,085
     Distribution fees (Note 2)                                                      6,660
     Shareholder communications                                                     30,509
     Custody fees                                                                   20,748
     Audit fees                                                                     17,667
     Legal fees                                                                      3,068
     Directors' fees                                                                 2,957
     Registration fees                                                               1,502
     Other                                                                           1,314
--------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                 92,510
     Less: Aggregate amount waived by the Manager (Note 2)                          (8,085)
     Less: Expenses assumed by the administrator (Note 10)                         (66,776)
--------------------------------------------------------------------------------------------
     NET EXPENSES                                                                   17,649
--------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                 (6,413)
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security (excluding short-term securities)
           and foreign currency transactions                                       (67,872)
--------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                             (67,872)
--------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED DEPRECIATION                                    (1,242,360)
--------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                         (1,310,232)
--------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                         $(1,316,645)
============================================================================================





                       SEE NOTES TO FINANCIAL STATEMENTS.

   11 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD AUGUST 31, 2000  (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

OPERATIONS:
     Net investment loss                                                       $    (6,413)
     Net realized loss                                                             (67,872)
     Increase in net unrealized depreciation                                    (1,242,360)
--------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                                     (1,316,645)
--------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                            8,937,999
     Net asset value of shares issued for reinvestment of dividends                     --
     Cost of shares reacquired                                                  (2,528,208)
--------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                         6,409,791
--------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS                                                           5,093,146

NET ASSETS:
     Beginning of period                                                                --
--------------------------------------------------------------------------------------------
     END OF PERIOD*                                                             $5,093,146
============================================================================================
* Includes undistributed net investment income:                                    $21,242
============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

   12 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Smith Barney Global Technology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund and Smith Barney Global Media & Telecommunications Fund. On August 31, 2000, the Fund commenced operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, the Fund reclassified $6,660 from paid in capital, $21,168 from accumulated net realized loss and $27,828 to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

   13 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.  Management Agreement and
    Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SSBC has delegated the daily management of the Portfolio to Citibank N.A., (the
"SubAdviser"), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The management fees paid amounted to $8,085, of which all was waived for the period ended October 31, 2000.

Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPCGlobal Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTCreceives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended October 31, 2000, the Fund paid transfer agent fees of $453 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2000, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
================================================================================
CDSCs                        $ --          $ --         $ --
--------------------------------------------------------------------------------
Sales Charges                $48,000       $ --         $30,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended October 31, 2000, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
================================================================================
Distribution Plan Fees        $617         $2,363       $3,680
================================================================================

All officers and one Director of the Fund are employees of SSB.


3.  Investments

During the period ended October 31, 2000,  the  aggregate  cost of purchases and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

================================================================================
Purchases                                           $ 6,520,665
--------------------------------------------------------------------------------
Sales                                               $   244,576
================================================================================

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                       $    61,858
Gross unrealized depreciation                        (1,304,152)
--------------------------------------------------------------------------------
Net unrealized depreciation                         $(1,242,294)
================================================================================

4.  Forward Foreign Currency Contracts

At October 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:


   14 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                          LOCAL       MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY        CURRENCY       VALUE        DATE          LOSS
================================================================================
TO BUY
Euro                     18,179       15,428       11/2/00         $43
--------------------------------------------------------------------------------
Net Unrealized Loss
  on Forward Foreign
  Currency Contracts                                               $43
================================================================================


5.  Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expired, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

At October 31, 2000, the Fund did not write any options.


6.  Futures Contracts

Initial margin deposits made upon entering into futures are recognized as assets. Securities equal to the initial margin amount are segregated in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the differences between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the Fund had no open futures contracts.


7.  Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon


   15 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


8.  Concentration of Risk

The Fund normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


9.  Capital Shares

At October 31, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each class:

                             CLASS A       CLASS B      CLASS L
================================================================================
Total Paid-in Capital      $1,582,454    $1,871,687   $2,955,650
================================================================================


10.  Assumption of Expenses

SSBC has voluntarily agreed to pay a portion of the expenses of the Fund for the period ended October 31, 2000, which amounted to $66,776 to maintain a voluntary expense limitation of 0.80% for a Class A average daily net assets. This voluntary expense limitation may be discontinued at any time.

Transactions in shares of each class were as follows:

                                                     AUGUST 31, 2000
                                               (COMMENCEMENT OF OPERATIONS)
                                                    TO OCTOBER 31, 2000
                                             --------------------------------
                                               SHARES                AMOUNT
================================================================================
CLASS A
Shares sold                                   357,900              $4,023,235
Shares issued on reinvestment                      --                      --
Shares reacquired                            (220,482)             (2,440,781)
--------------------------------------------------------------------------------
Net Increase                                  137,418              $1,582,454
================================================================================
CLASS B
Shares sold                                   174,643              $1,902,738
Shares issued on reinvestment                      --                      --
Shares reacquired                              (3,220)                (31,051)
--------------------------------------------------------------------------------
Net Increase                                  171,423              $1,871,687
================================================================================
CLASS L
Shares sold                                   278,101              $3,012,026
Shares issued on reinvestment                      --                      --
Shares reacquired                              (6,327)                (56,376)
--------------------------------------------------------------------------------
Net Increase                                  271,774              $2,955,650
================================================================================

   16 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS A SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                           (0.11)
   Net realized and unrealized loss                              (2.51)
--------------------------------------------------------------------------------
Total Loss From Operations                                       (2.62)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                            --
   Net realized gain                                                --
--------------------------------------------------------------------------------
Total Distributions                                                 --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  8.78
--------------------------------------------------------------------------------
TOTAL RETURN                                                    (22.98)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                               $1,206
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                       1.56%+
   Net investment income                                          0.39%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              5%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES,
      THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
      FOLLOWS:

       Net investment loss per share                            $(0.11)
       RATIOS:
       Expenses to average net assets                            10.36%+
       Net investment loss to average net assets                 (8.41)%+
================================================================================

NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE SHARES DURING
      THE PERIOD.

+  ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.


   17 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS B SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                           (0.16)
   Net realized and unrealized loss                              (2.47)
--------------------------------------------------------------------------------
Total Loss From Operations                                       (2.63)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                            --
   Net realized gain                                                --
--------------------------------------------------------------------------------
Total Distributions                                                 --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  8.77
--------------------------------------------------------------------------------
TOTAL RETURN                                                    (23.07)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                               $1,503
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                       2.29%+
   Net investment loss                                           (1.15)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              5%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES,
      THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
      FOLLOWS:

      Net investment loss per share                             $(0.16)
      RATIOS:
      Expenses to average net assets                             11.08%+
      Net investment loss to average net assets                  (9.95)%+
================================================================================

NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING
      THE PERIOD.

+  ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.


   18 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000

CLASS L SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                           (0.16)
   Net realized and unrealized loss                              (2.47)
--------------------------------------------------------------------------------
Total Loss From Operations                                       (2.63)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                            --
   Net realized gain                                                --
--------------------------------------------------------------------------------
Total Distributions                                                 --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  8.77
--------------------------------------------------------------------------------
TOTAL RETURN                                                    (23.07)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                               $2,383
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                       2.28%+
   Net investment loss                                           (1.23)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              5%
================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES,
      THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
      FOLLOWS:

      Net investment loss per share                             $(0.16)
      RATIOS:
      Expenses to average net assets                             11.08%+
      Net investment loss to average net assets                 (10.03)%+
================================================================================

NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING
      THE PERIOD.

+ ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.


   19 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Global Technology Fund of Smith Barney Sector Series Inc. as of October 31, 2000, the related statements of operations, the statements of changes in net assets and financial highlights for the period August 31, 2000 (Commencement of Operations) through October 31,
2000. These financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Global Technology Fund of Smith Barney Sector Series Inc., as of October 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period August 31, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
------------

New York, New York
December 11, 2000

   20 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2000 Annual Report to Shareholders

SMITH BARNEY
GLOBAL TECHNOLOGY FUND

    DIRECTORS                                   INVESTMENT MANAGER
    Herbert Barg                                SSB Citi Fund Management LLC
    Alfred J. Bianchetti
    Martin Brody                                INVESTMENT SUBADVISER
    Dwight B. Crane                             Citibank, N.A.
    Burt N. Dorsett
    Elliot S. Jaffe                             DISTRIBUTORS
    Stephen E. Kaufman                          Salomon Smith Barney Inc.
    Joseph J. McCann                            PFS Distributors Inc.
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.                      CUSTODIAN
    James J. Crisona, Emeritus                  State Street Bank & Trust Co.

                                                TRANSFER AGENT
    OFFICERS                                    Citi Fiduciary Trust Company
    Heath B. McLendon                           125 Broad Street, 11th Floor
    President and Chief Executive Officer       New York, New York 10004

    Lewis E. Daidone                            SUB-TRANSFER AGENT
    Senior Vice President and Treasurer         PFPC Global Fund Services
                                                P.O. Box 9699
    Irving P. David                             Providence, Rhode Island
    Controller                                  02940-9699

    Christina T. Sydor
    Secretary

SMITH BARNEY GLOBAL TECHNOLOGY FUND
================================================================================

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Global Technology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY  GLOBAL  TECHNOLOGY  FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS



   [SALOMON SMITH BARNEY LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02130 12/00

      -------------------------------------------------------------------
                                 SMITH BARNEY
                              SECTOR SERIES INC.
                            NATURAL RESOURCES FUND
      -------------------------------------------------------------------

        RESEARCH SERIES    |    ANNUAL REPORT    |    OCTOBER 31, 2000





                       [LOGO] Smith Barney Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


            -------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
            -------------------------------------------------------

Smith Barney
Natural Resources Fund

The Smith Barney Natural Resources Fund ("Portfolio") seeks long-term capital appreciation by investing primarily in equity and debt securities of U.S. and foreign issuers in natural resources industries.


Smith Barney Natural Resources Fund
Average Annual Total Returns
October 31, 2000

                                    Without Sales Charges/(1)/
                      ----------------------------------------------------------
                        Class A          Class B             Class L
================================================================================
One-Year                 2.02%            1.32%               1.43%
--------------------------------------------------------------------------------
Five-Year                3.57             2.94                3.01
--------------------------------------------------------------------------------
Ten-Year                 3.80             N/A                 N/A
--------------------------------------------------------------------------------
Since Inception+         2.37             4.29               (1.59)
================================================================================

                                        With Sales Charges/(2)/
                      ----------------------------------------------------------
                        Class A          Class B             Class L
================================================================================
One-Year                (3.07)%          (3.68)%             (0.56)%
--------------------------------------------------------------------------------
Five-Year                2.51             2.77                2.81
--------------------------------------------------------------------------------
Ten-Year                 3.27             N/A                 N/A
--------------------------------------------------------------------------------
Since Inception+         1.99             4.29               (1.76)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 + Inception dates for Class A, B and L shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.

FUND HIGHLIGHT

On Tuesday, December 5, 2000, the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Natural Resources Fund approved a reorganization of the Portfolio into Smith Barney Fundamental Value Fund, Inc., whose portfolio manager is also John Goode. The merger is currently scheduled to occur on Friday, December 8, 2000.

NASDAQ SYMBOL

           Class A                      SPMMX
           Class B                      SPMBX
           Class L                      SPMLX

WHAT'S INSIDE

Shareholder Letter..................................................  1

Historical Performance..............................................  4

Smith Barney Natural Resources Fund at a Glance.....................  6

Schedule of Investments.............................................  7

Statement of Assets and Liabilities.................................  9

Statement of Operations............................................. 10

Statements of Changes in Net Assets................................. 11

Notes to Financial Statements....................................... 12

Financial Highlights................................................ 17

Independent Auditors' Report........................................ 20

Shareholder Letter

[PHOTO]                 [PHOTO]

Heath B.                John G.
McLendon                Goode

Chairman                Vice President and
                        Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Sector Series Inc. -- Smith Barney Natural Resources Fund ("Portfolio") for the year ended October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined the Portfolio's investment strategy. We hope you find this report useful and informative.

Special Shareholder Notice

On Tuesday, December 5, 2000, the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Natural Resources Fund approved a reorganization of the Portfolio into Smith Barney Fundamental Value Fund, Inc. ("Fundamental Value Fund") whose portfolio manager is also John Goode. The merger is currently scheduled to occur on Friday, December 8, 2000.

There are several reasons for taking this direction. Originally, the Portfolio was focused primarily on gold stocks and then its charter was broadened to include natural resources companies in general. Even though this expanded the range of investment alternatives, the Portfolio's focus continued to be rather narrow. As such, it performed well when natural resources stocks were performing well and the Portfolio underperformed when they were out-of-favor.

The Fundamental Value Fund has a broader investment charter. Its primary investing philosophy is to "buy leading franchises at depressed prices for reasons thought to be temporary." In other words, price plays a key role in making new investment decisions. And while no guarantees can be given, we believe this approach benefits from the highly volatile nature, in recent years, of the sectors making up a leading index such as the Standard & Poor's 500 Index ("S&P 500")./1/ As an example, earlier this year technology stocks reached exceedingly high valuations and major sales were made in the January through February period in the Fundamental Value Fund. These assets were re-deployed into depressed health care, financial, and energy stocks, which have subsequently performed well. These decisions, based in part on the extraordinary volatility between market segments, contributed to the solid relative performance of the Fundamental Value Fund year-to-date. At this time, the Fundamental Value Fund has outperformed the S&P 500 by 22%. (Please note past performance is not indicative of future results.)

The Fundamental Value Fund can and does invest in natural resources companies when we believe them to be attractive. Most of these investments are carried in the basic materials segment of the portfolio. Basic materials account for about 2% of the S&P 500 and the Fundamental Value Fund now holds about 9% of its assets in natural resources (basic materials) companies, indicating we find their values compelling at this time.

Smith Barney Sector Series Inc. -- Smith Barney Natural Resources Performance Update

For the year ended October 31, 2000, the Portfolio's Class A shares, without and with sales charges, returned 2.02% and a negative 3.07%, respectively. In comparison, the Morgan Stanley Capital International World Index ("MSCI World Index")/2/ returned 1.09% for the same period.


__________________
1 S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

__________________
2 MSCI World Index is an unmanaged index of foreign stocks. Please note that an investor cannot invest directly in an index.

     1 Smith Barney Natural Resources Fund  | 2000 Annual Report to Shareholders

Natural Resources-As Mark Twain Said, "The Rumors of Their Death Have Been Greatly Exaggerated."

Given all the rhetoric about "New Economy"/3/ products and services, classic raw materials have been consigned by many to a position reserved for buggy whips a century ago. However, we still need to get around in automobiles that require gasoline and we find ourselves dependent on heating and air conditioning to keep warm in winter and cool in summer. Energy clearly has not gone out of style.

People continue to live in homes, many of which are even larger than those built in recent decades. For all the talk of a paperless society, the desks around our offices seem strangely littered with the "white stuff." Remarkably, eating has not gone out of style and each day six billion plus people in the world need to feed themselves!

It is true is that our economy is becoming less dependent on things such as steel, copper, fertilizer, chemicals and oil but demand continues to grow. Some natural resources, such as aluminum, are benefiting as they are substituted for other heavier or most costly alternatives. The world, however, still is much more dependent on natural resources than the U.S. Incremental increases in gross domestic product ("GDP")/4/ require proportionately more natural resources inputs than in this country.

The supply side is changing as well. Mergers and consolidations are reducing capacity as facilities that are marginally economic are shutting down. Beginning about five years ago, shareholders and consultants advised many producers of natural resources that they were destroying shareholder wealth, more often than not, when they built new facilities. As a result, many segments within natural resources have seen limited increases in capacity in recent years. Consolidation and limited capacity increases suggest to us that the business cycle for many natural resources companies may be less severe in the future. Prices should be stronger over the next cycle than in previous ones where there were substantial capacity additions that created "boom-bust" conditions.

Economic "Tailwinds" May Be Close At Hand

We believe the U.S. dollar may peak shortly and that this may benefit many natural resources. As of October 31, 2000, the Portfolio had 19% of its assets in paper and forest products stocks. We believe these companies have been adversely affected by the strong U.S. dollar even though their operating rates have reached levels that historically would have suggested the return of pricing power. Foreign competitors operating in weaker currency environments have had a competitive advantage and have been able to limit U.S. companies' ability to raise prices. We believe this is about to change.

Recently, for the first time in a number of years, we added a 7% position in gold stocks. These too could benefit from a weaker dollar. However, we also think the timing is good for a substantial move in this much maligned sector of the market. Sentiment, as measured by market vane, is at historically low bullish levels. In other words, expectations are exceedingly low. Stocks are selling at five-year lows, which often are 70 to 80% below their peaks.

Recently there has been much discussion about weakness in the "Old Economy"/5/ area of the stock market. In our opinion, a considerable amount of this weakness may be traceable to the remarkable strength of the U.S. dollar. A somewhat weaker dollar could translate into much better price action for many natural resource companies whose shares are very depressed at this time.

Oil & Natural Gas Prices - An Aberration or Harbinger of Things to Come?

Oil prices have risen substantially in the last few years. Moving from $12 a barrel to about $35 a barrel recently. The Organization of the Petroleum Exporting Countries ("OPEC") is viewed as having had much to do with this but the fact is that world demand has recovered to the point that there is not a large amount of spare capacity. The Portfolio has approximately 31% of its assets invested in energy services and oil stocks.

___________________
3 The New Economy represents those companies in the technology, telecommunications and Internet sectors.

4 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

5    The Old Economy represents more established, "blue-chip" companies.

     2  Smith Barney Natural Resources Fund | 2000 Annual Report to Shareholders

Natural gas for years was priced at $2/MCF (1,000 cubic feet) or less. Even with 3-D seismic and other technological innovations, new supplies did not keep pace with demand and the country's reserve/production ratio deteriorated. At the same time, demand for clean burning fuels increased. Natural gas prices may average about $4/MCF this year and even more in 2001. A cold winter could push prices above $5/MCF. Natural gas still is a commodity but it seems clear that prices are likely to remain well above the 1989-1999 average price for the foreseeable future.

We believe much tighter supply-demand conditions may be characteristic of many segments within natural resources in the next few years. Price changes for paper, lumber, aluminum, copper, nickel, steel, chemicals, and gold, to name a few, may not be as extreme as those now occurring in natural gas, but the trend should be higher over time.

In summary, a weaker dollar, somewhat higher annual inflation rates (3% to 4%), increasing demand, and limited capacity additions portend better times ahead for natural resources companies. We also are encouraged that many of them are utilizing excess cash flow to repurchase their shares.

In closing, thank you for your investment in the Smith Barney Sector Series Inc. -- Smith Barney Natural Resources Fund.

Sincerely,



/s/ Heath B. McLendon              /s/ John G. Goode
-------------------------          --------------------------
Heath B. McLendon                  John G. Goode
Chairman                           Vice President and
                                   Investment Officer

November 21, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 7 and 8 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of October 31, 2000 and is subject to change.

     3  Smith Barney Natural Resources Fund | 2000 Annual Report to Shareholders

===================================================================================================================================
   Historical Performance -- Class A Shares
===================================================================================================================================
                                          Net Asset Value
                                    -----------------------------
                           Beginning              End           Income          Capital Gain       Return        Total
   Year Ended               of Year             of Year       Dividends         Distributions    of Capital     Returns/(1)/
====================================================================================================================================
   10/31/00                   $    18.85         $   19.23       $   0.00          $   0.00          $  0.00           2.02%
------------------------------------------------------------------------------------------------------------------------------------
   10/31/99                        16.56             18.85           0.00              0.00             0.00          13.83
------------------------------------------------------------------------------------------------------------------------------------
   10/31/98                        23.23             16.56           0.00              0.16             0.00         (28.13)
------------------------------------------------------------------------------------------------------------------------------------
   10/31/97                        22.95             23.23           0.33              0.00             0.00           2.67
------------------------------------------------------------------------------------------------------------------------------------
   10/31/96                        16.50             22.95           0.00              0.00             0.00          39.09
------------------------------------------------------------------------------------------------------------------------------------
   10/31/95                        21.44             16.50           0.00              0.00             0.00         (23.04)
------------------------------------------------------------------------------------------------------------------------------------
   10/31/94                        18.89             21.44           0.00              0.00             0.00          13.50
------------------------------------------------------------------------------------------------------------------------------------
   10/31/93                        13.27             18.89           0.00              0.00             0.00          42.35
------------------------------------------------------------------------------------------------------------------------------------
   10/31/92                        13.93             13.27           0.06              0.00             0.03          (4.09)
------------------------------------------------------------------------------------------------------------------------------------
   10/31/91                        13.63             13.93           0.00              0.00             0.00           2.20
===================================================================================================================================
     Total                                                       $   0.39          $   0.16          $  0.03
====================================================================================================================================


====================================================================================================================================
   Historical Performance -- Class B Shares
====================================================================================================================================
                                         Net Asset Value
                                    ----------------------------
                                    Beginning         End          Income         Capital Gain        Return          Total
   Year Ended                        of Year        of Year       Dividends       Distributions     of Capital      Returns/(1)/
====================================================================================================================================
   10/31/00                           $    18.15     $   18.39    $      0.00      $       0.00        $    0.00          1.32%
-----------------------------------------------------------------------------------------------------------------------------------
   10/31/99                                16.00         18.15           0.00              0.00             0.00         13.44
-----------------------------------------------------------------------------------------------------------------------------------
   10/31/98                                22.60         16.00           0.00              0.16             0.00        (28.61)
-----------------------------------------------------------------------------------------------------------------------------------
   10/31/97                                22.32         22.60           0.15              0.00             0.00          1.95
-----------------------------------------------------------------------------------------------------------------------------------
   10/31/96                                16.15         22.32           0.00              0.00             0.00         38.20
-----------------------------------------------------------------------------------------------------------------------------------
   10/31/95                                21.14         16.15           0.00              0.00             0.00        (23.60)
-----------------------------------------------------------------------------------------------------------------------------------
   10/31/94                                18.75         21.14           0.00              0.00             0.00         12.75
------------------------------------------------------------------------------------------------------------------------------------
   Inception*-- 10/31/93                   13.35         18.75           0.00              0.00             0.00         40.45+
====================================================================================================================================
     Total                                                        $      0.15      $       0.16        $    0.00
====================================================================================================================================

     4  Smith Barney Natural Resources Fund | 2000 Annual Report to Shareholders

====================================================================================================================================
   Historical Performance -- Class L Shares
====================================================================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning        End           Income         Capital Gain            Return              Total
   Year Ended                of Year       of Year        Dividends       Distributions          of Capital         Returns/(1)/
====================================================================================================================================
   10/31/00                 $   18.20      $    18.46      $   0.00         $     0.00             $   0.00                  1.43%
------------------------------------------------------------------------------------------------------------------------------------
   10/31/99                     16.03           18.20          0.00               0.00                 0.00                 13.54
------------------------------------------------------------------------------------------------------------------------------------
   10/31/98                     22.62           16.03          0.00               0.16                 0.00                (28.54)
------------------------------------------------------------------------------------------------------------------------------------
   10/31/97                     22.32           22.62          0.15               0.00                 0.00                  2.04
------------------------------------------------------------------------------------------------------------------------------------
   10/31/96                     16.16           22.32          0.00               0.00                 0.00                 38.12
------------------------------------------------------------------------------------------------------------------------------------
   Inception* -- 10/31/95       20.63           16.16          0.00               0.00                 0.00                (21.67)+
====================================================================================================================================
     Total                                                 $   0.15         $     0.16             $   0.00
====================================================================================================================================

====================================================================================================================================
   Average Annual Total Returns
====================================================================================================================================
                                                                             Without Sales Charges/(1)/
                                                                     --------------------------------------------
                                                                     Class A            Class B             Class L
====================================================================================================================================
   Year Ended 10/31/00                                                2.02%              1.32%                1.43%
------------------------------------------------------------------------------------------------------------------------------------
   Five Years Ended 10/31/00                                          3.57               2.94                 3.01
------------------------------------------------------------------------------------------------------------------------------------
   Ten Years Ended 10/31/00                                           3.80                N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
   Inception* through 10/31/00                                        2.37               4.29                (1.59)
====================================================================================================================================

                                                                                 With Sales Charges/(2)/
                                                                       -----------------------------------------------
                                                                       Class A            Class B             Class L
====================================================================================================================================
   Year Ended 10/31/00                                                  (3.07)%           (3.68)%             (0.56)%
-----------------------------------------------------------------------------------------------------------------------------------
   Five Years Ended 10/31/00                                             2.51              2.77                2.81
------------------------------------------------------------------------------------------------------------------------------------
   Ten Years Ended 10/31/00                                              3.27               N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------
   Inception* through 10/31/00                                           1.99              4.29               (1.76)
====================================================================================================================================



====================================================================================================================================
   Cumulative Total Returns
====================================================================================================================================

                                                                                      Without Sales Charges/(1)/
====================================================================================================================================
   Class A (10/31/90 through 10/31/00)                                                           38.61%
------------------------------------------------------------------------------------------------------------------------------------
   Class B (Inception* through 10/31/00)                                                         39.86
------------------------------------------------------------------------------------------------------------------------------------
   Class L (Inception* through 10/31/00)                                                         (9.15)
====================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 * Inception dates for Class A, B and L shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.

     5  Smith Barney Natural Resources Fund | 2000 Annual Report to Shareholders

================================================================================
Smith Barney Natural Resources Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the Smith Barney Natural Resources Fund vs. MSCI World Index and Standard & Poor's 500 Index+
--------------------------------------------------------------------------------


                                    [GRAPH]

                         Natural        MSCI       S&P
                        Resources      World       500
                        Fund Inc.      Index      Index

              10/90       9,498        10,000     10,000
              10/91       9,707        11,643     13,342
              10/92       9,310        11,099     14,669
              10/93      13,253        14,172     16,855
              10/94      15,042        15,329     17,507
              10/95      11,576        16,866     22,130
              10/96      16,101        19,706     27,461
              10/97      16,531        23,106     36,277
              10/98      11,880        26,730     44,261
              10/99      13,523        33,460     55,619
              10/00      13,796        34,009     58,998


+ Hypothetical illustration of $10,000 invested in Class A shares on October 31,
  1990, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The Indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                             Exposure by Country*

     United States..............................................   93.3%

     United Kingdom.............................................    4.6

     Russia.....................................................    2.1


                        Top Ten Common Stock Holdings*

     Nucor Corp.................................................    5.2%

     Weyerhaeuser Co............................................    4.9

     Rio Tinto PLC..............................................    4.6

     Anadarko Petroleum Corp....................................    4.5

     Mead Corp..................................................    4.4

     Engelhard Corp.............................................    4.4

     Schlumberger Ltd...........................................    4.3

     Georgia-Pacific Group......................................    4.3

     Alcoa Inc..................................................    4.1

     Brush Engineered Materials Inc.............................    4.1

* As a percentage of total investments. Please note these holdings are as of October 31, 2000 and are subject to change.

                             Portfolio Breakdown*

                                                      19.5% Paper Products
                                         2.0% Electronics  - Semiconductor

                                                                5.2% Steel

                                                            5.3% Machinery

                                                            2.1% Telephone

                                                             7.0% Aluminum

                                                              14.7% Metals

                                                            6.1% Chemicals

                                                              10.1% Energy
                                                       Service & Equipment

                                          21.1% Oil Exploration & Products

                                                                 6.9% Gold


6  Smith Barney Natural Resources Fund  |  2000 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        October 31, 2000
================================================================================

        SHARES                                                     SECURITY                                VALUE
====================================================================================================================
COMMON STOCK -- 100.0%

Aluminum -- 7.0%
  50,700   Alcoa Inc.                                                                                  $  1,454,456
 196,000   Kaiser Aluminum Corp.*+                                                                          992,250
--------------------------------------------------------------------------------------------------------------------
                                                                                                          2,446,706
--------------------------------------------------------------------------------------------------------------------

Chemicals -- 6.1%
  50,000   Advanced Polymer Systems, Inc.*                                                                  159,375
  74,100   Engelhard Corp.                                                                                1,546,838
  15,000   Rohm & Haas Co.                                                                                  450,937
--------------------------------------------------------------------------------------------------------------------
                                                                                                          2,157,150
--------------------------------------------------------------------------------------------------------------------

Electronics- Semiconductor -- 2.0%
  71,000   MEMC Electronic Materials, Inc.*                                                                 705,563
--------------------------------------------------------------------------------------------------------------------

Energy Service & Equipment -- 10.1%
  40,000   Baker Hughes Inc.                                                                              1,375,000
  20,000   Schlumberger Ltd.                                                                              1,522,500
  39,200   Varco International, Inc.*                                                                       676,200
--------------------------------------------------------------------------------------------------------------------
                                                                                                          3,573,700
--------------------------------------------------------------------------------------------------------------------

Gold -- 6.9%
  40,000   AngloGold Ltd., Sponsored ADR                                                                    575,000
  40,000   Barrick Gold Corp.                                                                               535,000
  55,000   Newmont Mining Corp.                                                                             745,937
  70,000   Placer Dome Inc.                                                                                 568,750
--------------------------------------------------------------------------------------------------------------------
                                                                                                          2,424,687
--------------------------------------------------------------------------------------------------------------------

Machinery -- 5.3%
  20,000   Caterpillar Inc.                                                                                 701,250
  31,800   Deere & Co.                                                                                    1,170,638
--------------------------------------------------------------------------------------------------------------------
                                                                                                          1,871,888
--------------------------------------------------------------------------------------------------------------------

Metals -- 14.7%
  70,100   Brush Engineered Materials Inc.                                                                1,432,669
 110,000   Freeport-McMoRan Copper & Gold, Inc., Class B Shares*                                            873,125
 100,000   Rio Tinto PLC                                                                                  1,623,442
  86,000   RTI International Metals, Inc.*                                                                1,247,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                          5,176,236
--------------------------------------------------------------------------------------------------------------------

Oil Exploration & Products -- 21.1%
  26,000   Abacan Resource Corp., Canada*                                                                        78
  25,000   Anadarko Petroleum Corp.                                                                       1,601,250
  25,000   Apache Corp.                                                                                   1,382,812
  37,900   Burlington Resources Inc.                                                                      1,364,400
  48,000   Conoco Inc., Class B Shares                                                                    1,305,000
  21,200   Texaco Inc.                                                                                    1,252,125
  20,000   USX-Marathon Group                                                                               543,750
--------------------------------------------------------------------------------------------------------------------
                                                                                                          7,449,415
--------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

7    Smith Barney Natural Resources Fund | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             October 31, 2000
================================================================================


  SHARES                                                    SECURITY                                    VALUE
=====================================================================================================================
Paper Products -- 19.5%
  55,900   Georgia-Pacific Group                                                                     $   1,502,313
  53,000   Mead Corp.                                                                                    1,533,688
 135,200   PT Inti Indorayon Utama Tbk, Sponsored ADR*                                                         135
  88,200   Smurfit-Stone Container Corp.*                                                                1,190,700
  90,000   Stora Enso Oyj, Sponsored ADR*                                                                  911,250
  36,900   Weyerhaeuser Co.                                                                              1,731,994
---------------------------------------------------------------------------------------------------------------------
                                                                                                         6,870,080
---------------------------------------------------------------------------------------------------------------------

Steel -- 5.2%
  52,600   Nucor Corp.                                                                                   1,824,573
---------------------------------------------------------------------------------------------------------------------

Telephone -- 2.1%
  84,000   Rostelecom, Sponsored ADR+                                                                      735,000
---------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost-- $30,963,082**)                                                                    $  35,234,998
=====================================================================================================================

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 6).
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

8     Smith Barney Natural Resources Fund | 2000 Annual Report to Shareholders

=========================================================================================================
  Statement of Assets and Liabilities                                                    October 31, 2000
=========================================================================================================
ASSETS:
  Investments, at value (Cost--$30,963,082)                                               $  35,234,998
  Collateral for securities on loan (Note 6)                                                  1,723,200
  Cash                                                                                          144,583
  Dividends receivable                                                                           13,928
-------------------------------------------------------------------------------------------------------
  Total Assets                                                                               37,116,709
-------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 6)                                                     1,723,200
  Payable for Fund shares purchased                                                              33,643
  Management fees payable                                                                        11,936
  Distribution fees payable                                                                       9,649
  Accrued expenses                                                                               89,243
-------------------------------------------------------------------------------------------------------
  Total Liabilities                                                                           1,867,671
-------------------------------------------------------------------------------------------------------
Total Net Assets                                                                          $  35,249,038
=======================================================================================================
NET ASSETS:
  Par value of capital shares                                                             $       1,875
  Capital paid in excess of par value                                                        49,187,975
  Undistributed net investment income                                                             4,416
  Accumulated net realized loss from security transactions and foreign currencies           (18,217,144)
  Net unrealized appreciation of investments                                                  4,271,916
-------------------------------------------------------------------------------------------------------
Total Net Assets                                                                          $  35,249,038
=======================================================================================================
Shares Outstanding:
  Class A                                                                                       884,827
-------------------------------------------------------------------------------------------------------
  Class B                                                                                       853,959
-------------------------------------------------------------------------------------------------------
  Class L                                                                                       136,642
-------------------------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                          $       19.23
-------------------------------------------------------------------------------------------------------
  Class B *                                                                               $       18.39
-------------------------------------------------------------------------------------------------------
  Class L **                                                                              $       18.46
-------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)                       $       20.24
-------------------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                       $       18.65
=======================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

 9  Smith Barney Natural Resources Fund  | 2000 Annual Report to Shareholders

==========================================================================================================
  Statement of Operations                                              For the Year Ended October 31, 2000
==========================================================================================================
INVESTMENT INCOME:
  Dividends                                                                               $     736,473
  Interest                                                                                       37,079
  Less: Foreign withholding tax                                                                  (9,192)
-------------------------------------------------------------------------------------------------------
  Total Investment Income                                                                       764,360
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                                                      326,909
  Distribution fees (Note 2)                                                                    284,064
  Shareholder and system servicing fees                                                         108,658
  Audit and legal                                                                                53,946
  Shareholder communications                                                                     47,376
  Registration fees                                                                              37,377
  Directors' fees                                                                                26,540
  Custody                                                                                         7,410
  Other                                                                                           5,734
-------------------------------------------------------------------------------------------------------
  Total Expenses                                                                                898,014
-------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                            (133,654)
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTE 3):
  Realized Loss From:
     Security transactions (excluding short-term securities)                                 (4,220,767)
     Foreign currency transactions                                                               (3,223)
-------------------------------------------------------------------------------------------------------
  Net Realized Loss                                                                          (4,223,990)
-------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                                       (1,281,749)
     End of year                                                                              4,271,916
-------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                                     5,553,665
-------------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                                                1,329,675
-------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                    $   1,196,021
=======================================================================================================

                      See Notes to Financial Statements.

 10  Smith Barney Natural Resources Fund  | 2000 Annual Report to Shareholders

=======================================================================================================================
Statements of Changes in Net Assets                                                  For the Years Ended October 31,
=======================================================================================================================
                                                                                        2000                     1999
=======================================================================================================================
OPERATIONS:
     Net investment income (loss)                                             $      (133,654)           $       18,905
     Net realized loss                                                             (4,223,990)                 (318,093)
     Increase in net unrealized appreciation                                        5,553,665                 7,443,234
-----------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                         1,196,021                 7,144,046
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                              87,287,728               195,787,393
     Cost of shares reacquired                                                   (101,221,864)             (214,496,322)
-----------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                          (13,934,136)              (18,708,929)
-----------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                            (12,738,115)              (11,564,883)

NET ASSETS:
     Beginning of year                                                             47,987,153                59,552,036
-----------------------------------------------------------------------------------------------------------------------
     End of year*                                                             $    35,249,038            $   47,987,153
=======================================================================================================================
* Includes undistributed net investment income of:                            $         4,416            $        4,896
=======================================================================================================================

                      See Notes to Financial Statements.

11   Smith Barney Natural Resources Fund  |  2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.  Significant Accounting Policies

Smith Barney Natural Resources Fund ("Portfolio"), a separate diversified, open-end investment Portfolio of Smith Barney Sector Series Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended. The Fund consists of this Portfolio and six other separate investment portfolios: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund, Smith Barney Global Technology Fund and Smith Barney Global Media & Telecommunications Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing;
(c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss and accumulated net investment loss amounting to $1,319,840 and $136,988, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (l) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

12   Smith Barney Natural Resources Fund  |  2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.  Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, the Portfolio paid transfer agent fees of $93,642 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2000, SSB received brokerage commissions of $18,111.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2000, CDSC's paid to SSB and sales charges received by SSB and CFBDS were approximately:

                        Class A            Class B       Class L
================================================================================
CDSCs                      --              $ 57,000         --
--------------------------------------------------------------------------------
Sales Charges           $ 15,000               --        $  8,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 2000, total Distribution Plan fees incurred were:

                          Class A        Class B       Class L
================================================================================
Distribution Plan Fees    $ 50,605       $204,325      $ 29,134
================================================================================

All officers and one Director of the Fund are employees of SSB.

  13 Smith Barney Natural Resources Fund | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

3.  Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                 $26,192,780
--------------------------------------------------------------------------------
Sales                                                      39,898,741
================================================================================

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                             $ 5,983,392
Gross unrealized depreciation                              (1,711,476)
--------------------------------------------------------------------------------
Net unrealized appreciation                               $ 4,271,916
================================================================================

4.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, there were no open futures contracts.

5.  Options Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolio held no purchased call or put option contracts.

When the Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging

  14 Smith Barney Natural Resources Fund | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Portfolio did not enter into any written covered call or put option contracts.

6.  Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, the Portfolio loaned common stock having a value of $1,524,348 and holds the following collateral for loaned securities:

Security Description                                                  Value
=============================================================================
Commercial Paper:
   Associates Corp. of North America, 6.651% due 11/1/00           $   85,117
   GE Capital International, 6.661% due 11/1/00                        85,361
   UBS Finance (Delaware) Inc., 6.651% due 11/1/00                     85,117
Repurchase Agreements:

   Bear Stearns, 6.680% due 11/1/00                                   163,702
   CS First Boston Corp., 6.680% due 11/1/00                          183,476
   J.P. Morgan Securities, 6.700% due 11/1/00                          85,133
   Morgan Stanley, 6.605% due 11/1/00                                 183,476
Time Deposits:

   Banco Santander CH SA, London, 6.660% due 11/1/00                   85,133
   Bank of Austria, 6.656% due 11/1/00                                 85,133
   Bank of Ireland, 6.688% due 11/1/00                                 85,133
   Banque Bruxelles Lambert, London, 6.656% due 11/1/00                85,133
   Barclays Bank PLC, 6.660% due 11/1/00                               85,133
   Caisse de Depots et Consign, Paris, 6.656% due 11/1/00              85,133
   Firstar Bank, G.C., 6.656% due 11/1/00                              85,377


Security Description (continued)                                       Value
=============================================================================
Time Deposits:
   Nordeutsche Landesbank, Singapore, 6.656% due 11/1/00           $   85,133
   Toronto Dominion, London, 6.660% due 11/1/00                        85,133
   Wells Fargo Bank, Minnesota N.A., GC, 6.656% due 11/1/00            85,377
-----------------------------------------------------------------------------
Total                                                              $1,723,200
=============================================================================

Income earned from securities lending for the year ended October 31, 2000 was $6,462.

7.  Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

8.  Concentration of Risk

The Portfolio intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Portfolio, the Portfolio's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Portfolio. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

15  Smith Barney Natural Resources Fund   | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

9.  Capital Loss Carryforward

At October 31, 2000, the Portfolio had, for Federal income tax purposes, approximately $ 18,154,000 of capital loss carry- forwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                            2006           2007          2008
================================================================================
Carryforward Amounts                    $12,873,000     $884,000     $4,397,000
================================================================================

10. Capital Shares

At October 31, 2000, the Fund had three billion shares of capital stock authorized with a par value of $ 0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each class:

                                         Class A       Class B       Class L
================================================================================
Total Paid-in Capital                  $33,578,182   $12,895,129   $2,716,539
================================================================================

Transactions in shares of each class were as follows:

                                        Year Ended                         Year Ended
                                     October 31, 2000                   October 31, 1999
                              -----------------------------       ----------------------------
                                Shares           Amount            Shares           Amount
==============================================================================================
Class A
Shares sold                    3,987,960       $ 79,167,747        9,164,942      $173,366,391
Shares reacquired             (4,220,531)       (83,858,673)      (9,687,078)      183,016,775)
----------------------------------------------------------------------------------------------
Net Decrease                    (232,571)      $ (4,690,926)        (522,136)     $ (9,650,384)
==============================================================================================

Class B
Shares sold                      298,227       $  5,757,486        1,093,758      $ 20,260,718
Shares reacquired               (763,221)       (14,511,305)      (1,606,176)      (28,799,467)
----------------------------------------------------------------------------------------------
Net Decrease                    (464,994)      $ (8,753,819)        (512,418)     $ (8,538,749)
==============================================================================================

Class L
Shares sold                      127,383       $  2,362,495          119,290      $  2,160,284
Shares reacquired               (154,586)        (2,851,886)        (148,607)       (2,680,080)
----------------------------------------------------------------------------------------------
Net Decrease                     (27,203)      $   (489,391)         (29,317)     $   (519,796)
==============================================================================================

 16  Smith Barney Natural Resources Fund  | 2000 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class A Shares                                  2000/(1)/   1999/(1)/    1998/(1)/           1997           1996/(1)/
=======================================================================================================================
Net Asset Value, Beginning of Year              $  18.85    $  16.56     $  23.23          $  22.95         $  16.50
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:

   Net investment income (loss)                     0.01        0.05        (0.01)            (0.12)            0.08
   Net realized and unrealized gain (loss)          0.37        2.24        (6.50)             0.73             6.37
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.38        2.29        (6.51)             0.61             6.45
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              --          --           --             (0.33)              --
   Net realized gains                                 --          --        (0.16)               --               --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --          --        (0.16)            (0.33)              --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $  19.23    $  18.85     $  16.56          $  23.23         $  22.95
-----------------------------------------------------------------------------------------------------------------------
Total Return                                        2.02%      13.83%      (28.13)%            2.67%           39.09%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $ 17,019    $ 21,069     $ 27,147          $ 45,488         $ 50,521
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.71%       1.73%        1.57%             1.51%            1.62%
   Net investment income (loss)                     0.04        0.27        (0.05)            (0.32)            0.15
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               62%        133%         151%              101%             120%
=======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

17  Smith Barney Natural Resources Fund  |  2000 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class B Shares                                        2000/(1)/  1999/(1)/    1998/(1)/        1997          1996/(1)/
=======================================================================================================================
Net Asset Value, Beginning of Year                     $ 18.15    $  16.00     $  22.60     $  22.32         $  16.15
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                   (0.12)      (0.03)       (0.13)       (0.27)           (0.09)
   Net realized and unrealized gain (loss)                0.36        2.18        (6.31)        0.70             6.26
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       0.24        2.15        (6.44)        0.43             6.17
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                    --          --           --        (0.15)              --
   Net realized gains                                       --          --        (0.16)          --               --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --          --        (0.16)       (0.15)              --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $ 18.39    $  18.15     $  16.00     $  22.60         $  22.32
-----------------------------------------------------------------------------------------------------------------------
Total Return                                              1.32%      13.44%      (28.61)%       1.95%           38.20%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $15,708    $ 23,937     $ 29,309     $ 66,819         $ 73,969
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                               2.38%       2.42%        2.23%        2.18%            2.29%
   Net investment loss                                   (0.61)      (0.17)       (0.71)       (0.99)           (0.83)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     62%        133%         151%         101%             120%
=======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

18  Smith Barney Natural Resources Fund  |  2000 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:


Class L Shares                                          2000/(1)/     1999/(1)/     1998/(1)(2)/     1997          1996/(1)/
===============================================================================================================================
Net Asset Value, Beginning of Year                      $   18.20     $   16.03      $   22.62     $   22.32       $   16.16
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                             (0.11)        (0.02)         (0.12)        (0.23)           0.05
   Net realized and unrealized gain (loss)                   0.37          2.19          (6.31)         0.68            6.11
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                          0.26          2.17          (6.43)         0.45            6.16
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                       --            --             --         (0.15)             --
   Net realized gains                                          --            --          (0.16)           --              --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            --            --          (0.16)        (0.15)             --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $   18.46     $   18.20      $   16.03     $   22.62       $   22.32
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 1.43%        13.54%        (28.54)%        2.04%          38.12%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $   2,522     $   2,981      $   3,096     $   6,393       $   7,602
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                  2.30%         2.33%          2.17%         2.12%           2.25%
   Net investment loss                                      (0.56)        (0.09)         (0.63)        (0.92)          (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        62%          133%           151%          101%            120%
===============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) On June 12, 1998, Class C shares were renamed Class L shares.

19  Smith Barney Natural Resources Fund  |  2000 Annual Report to Shareholders

===============================================================================
Independent Auditors' Report
===============================================================================

The Shareholders and Board of Directors of
Smith Barney Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Natural Resources Fund of Smith Barney Sector Series Inc. as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Natural Resources Fund as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                      KPMG LLP


New York, New York
December 11, 2000

20  Smith Barney Natural Resources Fund  |  2000 Annual Report to Shareholders

 SMITH BARNEY
NATURAL RESOURCES FUND

                                     DIRECTORS                           INVESTMENT MANAGER
                                     Herbert Barg                        SSB Citi Fund Management LLC
                                     Alfred J. Bianchetti
                                     Martin Brody                        DISTRIBUTOR
                                     Dwight B. Crane                     Salomon Smith Barney Inc.
                                     Burt N. Dorsett
                                     Elliot S. Jaffe                     CUSTODIAN
                                     Stephen E. Kaufman                  The Chase Manhattan Bank, N.A.
                                     Joseph J. McCann
                                     Heath B. McLendon, Chairman
                                     Cornelius C. Rose, Jr.              TRANSFER AGENT
                                                                         Citi Fiduciary Trust Company
                                     James J. Crisona, Emeritus          125 Broad Street, 11th Floor
                                                                         New York, New York 10004

                                     OFFICERS
                                     Heath B. McLendon                   SUB-TRANSFER AGENT
                                     President and                       PFPC Global Fund Services
                                     Chief Executive Officer             P.O. Box 9699
                                                                         Providence, Rhode Island
                                     Lewis E. Daidone                    02940-9699
                                     Senior Vice President
                                     and Treasurer

                                     John G. Goode
                                     Vice President and
                                     Investment Officer

                                     Paul A. Brook
                                     Controller

                                     Christina T. Sydor
                                     Secretary


Smith Barney Natural Resources Fund

                                             This report is submitted for the
                                             general information of shareholders
                                             of Smith Barney Sector Series Inc.
                                             -- Smith Barney Natural Resources
                                             Fund, but it may also be used as
                                             sales literature when preceded or
                                             accompanied by the current
                                             Prospectus, which gives details
                                             about charges, expenses, investment
                                             objectives and operating policies
                                             of the Portfolio. If used as sales
                                             material after January 31, 2001,
                                             this report must be accompanied by
                                             performance information for the
                                             most recently completed calendar
                                             quarter.

                                             SMITH BARNEY NATURAL RESOURCES FUND
                                             Smith Barney Mutual Funds
                                             388 Greenwich Street, MF-2
                                             New York, New York 10013


                                             For complete information on any
                                             Smith Barney Mutual Funds,
                                             including management fees and
                                             expenses, call or write your
                                             financial professional for a free
                                             prospectus. Read it carefully
                                             before you invest or send money.

                                             www.smithbarney.com/mutualfunds







                                             Salomon Smith Barney
                                             --------------------------
                                                A member of citigroup


                                             Salomon Smith Barney is a
                                             registered service mark of
                                             Salomon Smith Barney Inc.